Document and Entity Information	3 Months Ended
Mar. 30, 2013
Entity Information [Line Items]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Mar 30, 2013
Entity Registrant Name	US FOODS, INC.
Entity Central Index Key	0001561951
Entity Filer Category	Non-accelerated Filer

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
CURRENT ASSETS:
Cash and cash equivalents	$ 149,102	$ 242,457	$ 202,691
Accounts receivable - net	1,268,933	1,216,612	1,133,303
Vendor receivables - net	132,049	93,025	105,869
Inventories	1,086,997	1,092,492	851,418
Prepaid expenses	83,360	74,499	71,277
Deferred taxes	8,034	8,034	30,915
Other current assets	27,940	33,387	40,042
Total current assets	2,756,415	2,760,506	2,435,515
PROPERTY AND EQUIPMENT - Net	1,742,283	1,706,388	1,596,817
GOODWILL	3,833,301	3,833,301	3,818,088
OTHER INTANGIBLES - Net	852,556	889,453	984,682
DEFERRED FINANCING COSTS	46,986	49,038	54,548
OTHER ASSETS	23,397	24,720	26,777
TOTAL ASSETS	9,254,938	9,263,406	8,916,427
CURRENT LIABILITIES:
Bank checks outstanding	165,794	161,791	205,110
Accounts payable	1,289,931	1,239,790	973,389
Accrued expenses and other current liabilities	354,780	388,306	391,169
Current portion of long-term debt	54,816	48,926	203,118
Total current liabilities	1,865,321	1,838,813	1,772,786
LONG-TERM DEBT	4,802,805	4,764,899	4,437,840
DEFERRED TAX LIABILITIES	378,800	365,496	344,191
OTHER LONG-TERM LIABILITIES	482,243	479,642	500,630
Total liabilities	7,529,169	7,448,850	7,055,447
COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY:
Common stock, $1.00 par value - authorized, issued, and outstanding, 1,000 shares	1	1	1
Additional paid-in capital	2,327,436	2,324,391	2,323,052
Accumulated deficit	(478,360)	(383,652)	(332,479)
Accumulated other comprehensive loss	(123,308)	(126,184)	(129,594)
Total shareholder's equity	1,725,769	1,814,556	1,860,980
Total liabilities and shareholder's equity	$ 9,254,938	$ 9,263,406	$ 8,916,427

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Common stock, par value	$ 1	$ 1	$ 1
Common stock, shares authorized	1,000	1,000	1,000
Common stock, shares issued	1,000	1,000	1,000
Common stock, shares outstanding	1,000	1,000	1,000

CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
NET SALES	$ 5,404,922	$ 5,259,726	$ 21,664,921	$ 20,344,869	$ 18,862,092
Cost of goods sold	4,495,783	4,383,285	17,971,949	16,839,850	15,451,991
Gross profit	909,139	876,441	3,692,972	3,505,019	3,410,101
Operating expenses:
Distribution, selling and administrative costs	883,970	810,142	3,349,539	3,193,747	3,055,251
Restructuring and tangible asset impairment charges	1,792	6	8,923	71,892	10,512
Total operating expenses	885,762	810,148	3,358,462	3,265,639	3,065,763
OPERATING INCOME	23,377	66,293	334,510	239,380	344,338
Interest expense - net	81,826	71,594	311,812	307,614	341,718
Loss on extinguishment of debt	23,967		31,423	76,011
(Loss) income before income taxes	(82,416)	(5,301)	(8,725)	(144,245)	2,620
INCOME TAX PROVISION (BENEFIT)	12,292	(1,812)	42,448	(42,074)	15,585
Net (loss) income	(94,708)	(3,489)	(51,173)	(102,171)	(12,965)
OTHER COMPREHENSIVE INCOME (LOSS)-Net of tax:
Changes in retirement benefit obligations, net of income tax provision	2,334	2,114	(14,160)	(17,629)	(19,018)
Changes in interest rate swap derivative, net of income tax provision	542	3,859	17,570	17,506	(1,393)
COMPREHENSIVE (LOSS) INCOME	$ (91,832)	$ 2,484	$ (47,763)	$ (102,294)	$ (33,376)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Changes in retirement benefit obligations, income tax provision	$ 1,101	$ 1,359	$ 8,632	$ 11,336	$ 12,224
Changes in interest rate swap derivative, income tax provision	$ 847	$ 2,481	$ 10,726	$ 11,256	$ (895)

Statement of Shareholders' Equity (USD $) In Thousands, except Share data	Total	Common Shares	Additional Paid-In Capital	Accumulated Deficit	Retirement Benefit Obligation	Interest Rate Swap Derivative	Accumulated Other Comprehensive Loss
BEGINNING BALANCE at Jan. 02, 2010	$ 1,970,986		$ 2,297,389	$ (217,343)	$ (74,835)	$ (34,225)	$ (109,060)
BEGINNING BALANCE (in shares) at Jan. 02, 2010		1,000
Proceeds from parent company common stock sales	4,737		4,737
Parent company common stock repurchased	(3,916)		(3,916)
Share-based compensation expense	3,482		3,482
Changes in retirement benefit obligations - net of tax benefit	(19,018)				(19,018)		(19,018)
Changes in fair value of interest rate swap derivative - net of tax benefit	(1,393)					(1,393)	(1,393)
Net loss	(12,965)			(12,965)
ENDING BALANCE at Jan. 01, 2011	1,941,913		2,301,692	(230,308)	(93,853)	(35,618)	(129,471)
BEGINNING BALANCE (in shares) at Jan. 01, 2011		1,000
Proceeds from parent company common stock sales	9,960		9,960
Parent company common stock repurchased	(3,222)		(3,222)
Share-based compensation expense	14,677		14,677
Changes in retirement benefit obligations - net of tax benefit	(17,629)				(17,629)		(17,629)
Changes in fair value of interest rate swap derivative - net of tax benefit	17,506					17,506	17,506
Other	(54)	1	(55)
Net loss	(102,171)			(102,171)
ENDING BALANCE at Dec. 31, 2011	1,860,980	1	2,323,052	(332,479)	(111,482)	(18,112)	(129,594)
ENDING BALANCE (in shares) at Dec. 31, 2011		1,000
Proceeds from parent company common stock sales	761		761
Parent company common stock repurchased	(3,734)		(3,734)
Share-based compensation expense	4,312		4,312
Changes in retirement benefit obligations - net of tax benefit	(14,160)				(14,160)		(14,160)
Changes in fair value of interest rate swap derivative - net of tax benefit	17,570					17,570	17,570
Net loss	(51,173)			(51,173)
ENDING BALANCE at Dec. 29, 2012	$ 1,814,556	$ 1	$ 2,324,391	$ (383,652)	$ (125,642)	$ (542)	$ (126,184)
ENDING BALANCE (in shares) at Dec. 29, 2012		1,000

Statement of Shareholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Changes in retirement benefit obligations, tax benefit	$ 8,632	$ 11,336	$ 12,224
Changes in fair value of interest rate swap derivative, tax benefit	$ 10,726	$ 11,256	$ 895

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (94,708)	$ (3,489)	$ (51,173)	$ (102,171)	$ (12,965)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	94,178	83,924	355,892	342,732	307,522
Gain on disposal of property and equipment	(548)	(326)	(1,493)	(308)	(3,222)
Loss on extinguishment of debt	23,967		31,423	76,011
Tangible asset impairment charges	1,860		7,530	9,260	2,172
Amortization of deferred financing costs	4,670	4,786	18,052	18,913	18,403
Amortization of Senior Notes original issue premium	(833)
Deferred tax provision (benefit)	12,327	(1,769)	42,142	(41,600)	14,656
Share-based compensation expense	3,800	1,644	4,312	14,677	3,482
Provision (credit) for doubtful accounts	6,565	(3,320)	10,701	17,567	25,980
Changes in operating assets and liabilities, net of acquisitions of businesses:
(Increase) decrease in receivables	(96,938)	(141,940)	(56,639)	(116,229)	12,505
(Increase) decrease in inventories	5,496	(182,546)	(214,998)	23,989	(36,216)
(Increase) decrease in prepaid expenses and other assets	(8,286)	(7,363)	(758)	(6,281)	185
Increase in accounts payable and bank checks outstanding	65,213	255,683	198,227	109,086	87,944
(Decrease) increase in accrued expenses and other liabilities	(26,867)	(70,771)	(27,299)	59,557	22,320
Decrease in securitization restricted cash				13,964	38,650
Net cash provided by (used in) operating activities	(10,104)	(65,487)	315,919	419,167	481,416
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of businesses		(861)	(106,041)	(41,385)
Proceeds from sales of property and equipment	3,463	3,688	19,685	7,487	15,057
Purchases of property and equipment	(54,599)	(124,926)	(293,456)	(304,414)	(271,504)
Other investing					(1,837)
Net cash used in investing activities	(51,136)	(122,099)	(379,812)	(338,312)	(258,284)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt refinancing	388,125		1,269,625	900,000
Proceeds from debt borrowings	456,000	439,000	2,031,000	225,000
Redemption of senior notes				(1,064,159)
Payment for debt financing costs and fees	(6,065)		(35,088)	(29,569)
Principal payments on debt and capital leases	(494,276)	(342,005)	(2,983,567)	(339,287)	(30,826)
Repurchase of senior subordinated notes	(375,144)		(175,338)
Proceeds from parent company common stock sales	54	200	761	9,960	4,737
Parent company common stock repurchased	(809)		(3,734)	(3,222)	(3,916)
Net cash (used in) provided by financing activities	(32,115)	97,195	103,659	(301,277)	(30,005)
NET INCREASE (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(93,355)	(90,391)	39,766	(220,422)	193,127
Cash and cash equivalents - beginning of period	242,457	202,691	202,691	423,113	229,986
Cash and cash equivalents - end of period	149,102	112,300	242,457	202,691	423,113
Cash paid (received) during the period for:
Interest (net of amounts capitalized)	119,658	94,366	286,420	229,553	314,253
Income taxes - net of refunds			369	418	206
Income taxes refunded - net of payments	(7)	(15)
Property and equipment purchases included in accounts payable	14,067	19,358	25,137	48,389	28,652
Capital lease additions	49,947		21,810
Contingent consideration payable for business acquisitions			$ 5,500	$ 3,570

Overview and Basis of Presentation	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Overview and Basis of Presentation
1.	OVERVIEW AND BASIS OF PRESENTATION

US Foods, Inc. and its consolidated subsidiaries is referred to herein as “we,” “our,” “us,” “the Company,” or “US Foods”. We are a 100% owned subsidiary of USF Holding Corp.

Ownership — On July 3, 2007 (the “Closing Date”), USF Holding Corp., through a wholly owned subsidiary, acquired all of our predecessor company’s common stock and certain related assets from Koninklijke Ahold N.V. (“Ahold”) for approximately $7.2 billion (the “Acquisition”). Through a series of related transactions, USF Holding Corp. became our direct parent company. USF Holding Corp. is a corporation formed and controlled by investment funds associated with or managed by Clayton, Dubilier & Rice, Inc. (“CD&R”), and Kohlberg Kravis Roberts & Co. (“KKR”) (collectively the “Sponsors”).

Business Description — US Foods markets and distributes fresh, frozen and dry food and non-food products to foodservice customers throughout the United States including independently owned single location restaurants, regional concepts, national chains, hospitals, nursing homes, hotels and motels, country clubs, fitness centers, government and military organizations, colleges and universities, and retail locations.

Basis of Presentation — The Company operates on a 52-53 week fiscal year with all periods ending on a Saturday. When a 53-week fiscal year occurs, we report the additional week in the fourth quarter. The accompanying unaudited consolidated financial statements include the accounts of US Foods, Inc. and its wholly owned subsidiaries. All intercompany transactions have been eliminated.

The accompanying unaudited consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”). Accordingly, they do not include all the information and disclosures required by GAAP for complete financial statements. These unaudited consolidated financial statements and related notes should be read in conjunction with the audited consolidated financial statements for the fiscal year ended December 29, 2012, filed as part of the Company’s Registration Statements on Form S-4 (Registration Nos. 333-185732 and 333-187667) with respect to the exchange offers, which were declared effective April 5, 2013. The consolidated financial statements reflect all adjustments that are, in the opinion of management, necessary for the fair presentation of the financial position, results of operations and cash flows for the interim periods presented. The results of operations for interim periods are not necessarily indicative of the results that might be achieved for a full year.

Public Filer Status — On May 2, 2013, the Company’s two concurrent offers to exchange $1,350 million aggregate principal amount of outstanding 8.5% Senior Notes due 2019 (“Senior Notes”) for a like principal amount of notes registered under the Securities Act of 1933, as amended (the “Securities Act”) expired. As a result of the issuance of registered Senior Notes in connection with the exchange offers, the Company has become subject to rules and regulations of the SEC applicable to issuers of securities registered under the Securities Act, including periodic and current reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. As of the expiration of the exchange offers on May 2, 2013, approximately $1,324 million in aggregate principal amount of Senior Notes had been validly tendered into the exchange offers. The Company did not receive any proceeds as a result of the exchange offers.

1.	OVERVIEW AND BASIS OF PRESENTATION

US Foods, Inc. and its consolidated subsidiaries is referred to herein as “we,” “our,” “us,” “the Company,” or “US Foods”. We are a 100% owned subsidiary of USF Holding Corp.

Ownership — On July 3, 2007 (the “Closing Date”), USF Holding Corp., through a wholly owned subsidiary, acquired all of our predecessor company’s common stock and certain related assets from Koninklijke Ahold N.V. (“Ahold”) for approximately $7.2 billion (the “Acquisition”). Through a series of related transactions, USF Holding Corp. became our direct parent company. USF Holding Corp. is a corporation formed and controlled by investment funds associated with or designated by Clayton, Dubilier & Rice, Inc., and Kohlberg Kravis Roberts & Co. (collectively the “Sponsors”).

Business Description — US Foods markets and distributes fresh, frozen and dry food and non-food products to foodservice customers throughout the United States including independently owned single location restaurants, regional concepts, national chains, hospitals, nursing homes, hotels and motels, country clubs, fitness centers, government and military organizations, colleges and universities, and retail locations.

Basis of Presentation — The Company operates on a 52-53 week fiscal year with all periods ending on a Saturday. When a 53-week fiscal year occurs, we report the additional week in the fourth quarter. The fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 are also referred to herein as the years 2012, 2011 and 2010, respectively. The consolidated financial statements representing the 52-week fiscal year 2012 are for the calendar period January 1, 2012 through December 29, 2012. The consolidated financial statements representing the 52-week fiscal year 2011 are for the calendar period January 2, 2011 through December 31, 2011. The consolidated financial statements representing the 52-week fiscal year 2010 are for the calendar period January 3, 2010 through January 1, 2011.

Certain prior period disclosures have been reclassified to conform with current period disclosures. Also, certain omitted disclosures related to prior years have been added during the current year.

Summary of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Summary of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company’s significant accounting policies are presented in Note 2 to the Company’s consolidated financial statements for the fiscal year ended December 29, 2012, filed as part of the Company’s Registration Statements on Form S-4 (Registration Nos. 333-185732 and 333-187667). The following selected accounting policies should be read in conjunction with those discussed in those registration statements.

Use of Estimates — The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Company’s consolidated financial statements and notes thereto. Actual results could differ from these estimates. The most critical estimates used in the preparation of the Company’s consolidated financial statements pertain to the valuation of goodwill, other intangible assets and property and equipment, accounts receivable, vendor consideration, self-insurance programs and income taxes.

Inventories — The Company’s inventories, consisting mainly of food and other foodservice-related products, are primarily considered finished goods. Inventory costs include the purchase price of the product and freight charges to deliver the product to the Company’s warehouses and are net of certain cash or non-cash consideration received from vendors. The Company assesses the need for valuation allowances for slow-moving, excess and obsolete inventories by estimating the net recoverable value of such goods based upon inventory category, inventory age, specifically identified items and overall economic conditions.

The Company records inventories at the lower of cost or market using the last-in, first-out (“LIFO”) method. The base year values of beginning and ending inventories are determined using the inventory price index computation method, which “links” current costs to original costs in the base year when the Company adopted LIFO. At March 30, 2013 and December 29, 2012, the LIFO balance sheet reserves were $138 million and $136 million, respectively. As a result of changes in LIFO reserves, cost of goods sold increased $2 million and decreased $2 million in the 13-weeks ended March 30, 2013 and March 31, 2012, respectively.

Property and Equipment — Property and equipment are stated at depreciated cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to 40 years. Property and equipment under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the remaining terms of the leases or the estimated useful lives of the assets. At March 30, 2013 and December 29, 2012, property and equipment, net included accumulated depreciation of $941 million and $890 million, respectively. Depreciation expense was $57 million and $51 million for the 13-weeks ended March 30, 2013 and March 31, 2012, respectively.

Property and equipment held and used by the Company are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. For purposes of evaluating the recoverability of property and equipment, the Company compares the carrying value of the asset or asset group to the estimated, undiscounted future cash flows expected to be generated by the long-lived asset or asset group. If the future cash flows included in a long-lived asset recoverability test do not exceed the carrying value, the carrying value is compared to the fair value of such asset. If the carrying value exceeds the fair value, an impairment charge is recorded for the excess. The Company also assesses the recoverability of its facilities classified as Assets Held for Sale. If a facility’s carrying value exceeds its fair value, less an estimated cost to sell, an impairment charge is recorded for the excess. Assets Held for Sale are not depreciated.

Impairments are recorded as a component of restructuring and tangible asset impairment charges in the consolidated statements of comprehensive loss and a reduction of the assets’ carrying value in the consolidated balance sheets. See Note 10 — Restructuring and Tangible Asset Impairment Charges for a discussion of the Company’s long-lived asset impairment charges.

Goodwill and Other Intangible Assets — Goodwill and other intangible assets include the cost of the acquired business in excess of the fair value of the net assets recorded in connection with acquisitions. Other intangible assets include customer relationships, brand names and trademarks. As required, we assess goodwill and other intangible assets with indefinite lives for impairment annually, or more frequently, if events occur that indicate an asset may be impaired. For goodwill and indefinite-lived intangible assets, our policy is to assess for impairment at the beginning of each fiscal year’s third quarter. For other intangible assets with finite lives, we assess for impairment only if events occur that indicate that the carrying amount of an asset may not be recoverable. All goodwill is assigned to the consolidated Company as the reporting unit.

Business Acquisitions — The Company accounts for business acquisitions under the acquisition method, in which assets acquired and liabilities assumed are recorded at fair value as of the date of acquisition. The operating results of the acquired companies are included in the Company’s consolidated financial statements from the date of acquisition. Acquisitions, individually and in the aggregate, did not materially affect the Company’s results of operations or financial position for any period presented. The 2012 acquisitions have been or are being integrated into our foodservice distribution network. Certain acquisitions involve contingent consideration in the event certain operating results are achieved over periods of up to two years. As of March 30, 2013 and December 29, 2012, the Company has accrued $6 million of contingent consideration relating to acquisitions.

Revenue Recognition — The Company recognizes revenue from the sale of product upon passage of title and customer acceptance of goods, which generally occurs at delivery. The Company grants certain customers sales incentives, such as rebates or discounts and treats these as a reduction of sales at the time the sale is recognized. Sales taxes invoiced to customers and remitted to governmental authorities are recorded on a net basis and are excluded from net sales.

Cost of Goods Sold — Cost of goods sold includes amounts paid to manufacturers for products sold, net of vendor consideration, plus the cost of transportation necessary to bring the products to the Company’s distribution facilities. Cost of goods sold excludes depreciation and amortization. The amounts presented for cost of goods sold may not be comparable to similar measures disclosed by other companies because not all companies calculate cost of goods sold in the same manner.

Income Taxes — The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company records net deferred tax assets to the extent the Company believes these assets will more likely than not be realized.

An uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Uncertain tax positions are recorded at the largest amount that is more likely than not to be sustained. The Company adjusts the amounts recorded for uncertain tax positions when its judgment changes as a result of the evaluation of new information not previously available. These differences are reflected as increases or decreases to income tax expense in the period in which they are determined.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation — The consolidated financial statements include the accounts of US Foods and its 100% owned subsidiaries. All intercompany transactions have been eliminated in consolidation.

Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the Company’s consolidated financial statements and notes thereto. Actual results could differ from these estimates. The most critical estimates used in the preparation of the Company’s consolidated financial statements pertain to the valuation of goodwill, other intangible assets and property and equipment, accounts receivable, vendor consideration, self-insurance programs and income taxes.

Cash and Cash Equivalents — The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable — Accounts receivable primarily represent amounts due from customers in the ordinary course of business and are recorded at the invoiced amount and do not bear interest. Receivables are presented net of the allowance for doubtful accounts in the accompanying consolidated balance sheets. The Company evaluates the collectibility of its accounts receivable and determines the appropriate reserve for doubtful accounts based on a combination of factors. In circumstances where we are aware of a specific customer’s inability to meet its financial obligation, a specific allowance for doubtful accounts is recorded to reduce the receivable to the net amount reasonably expected to be collected. In addition, allowances are recorded for all other receivables based on analysis of historical trends with regards to collections, write-offs and the aging of receivables. The Company utilizes specific criteria to determine uncollectible receivables to be written off, including bankruptcy, accounts referred to outside parties for collection and accounts past due over specified periods. If the financial condition of the Company’s customers were to deteriorate, additional allowances may be required. At December 29, 2012 and December 31, 2011, the allowance for doubtful accounts was $26 million and $35 million, respectively.

Vendor Consideration and Receivables — The Company participates in various rebate and promotional incentives with its suppliers, primarily through purchase-based programs. Consideration earned under these incentives is recorded as a reduction of inventory cost as the Company’s obligations under the programs are fulfilled primarily by the purchase of product. Consideration is typically received in the form of invoice deductions, or less frequently in the form of cash payments. Changes in the estimated amount of incentives earned are treated as changes in estimates and are recognized in the period of change.

Vendor consideration is typically deducted from invoices or collected in cash within 30 days of being earned, if not sooner. Vendor receivables primarily represent the uncollected balance of vendor consideration recognized as income. Due to the process of primarily collecting the consideration by means of a deduction from the invoice paid to the vendor, the Company does not experience significant collectibility issues. The Company evaluates the collectibility of its vendor receivables based on specific vendor information and vendor collection history. At December 29, 2012 and December 31, 2011, the allowance for uncollectible vendor receivables was $4 million and $5 million, respectively.

Inventories — The Company’s inventories, consisting mainly of food and other foodservice-related products, are primarily considered finished goods. Inventory costs include the purchase price of the product and freight charges to deliver the product to the Company’s warehouses and are net of certain cash or non-cash consideration received from vendors (see “Vendor Consideration and Receivables”). The Company assesses the need for valuation allowances for slow-moving, excess and obsolete inventories by estimating the net recoverable value of such goods based upon inventory category, inventory age, specifically identified items and overall economic conditions.

The Company records inventories at the lower of cost or market using the last-in, first-out (“LIFO”) method. The base year values of beginning and ending inventories are determined using the inventory price index computation method, which “links” current costs to original costs in the base year when the Company adopted LIFO. At December 29, 2012 and December 31, 2011, the LIFO balance sheet reserves were $136 million and $123 million, respectively. As a result of changes in LIFO reserves, cost of goods sold increased $13 million, $59 million and $30 million for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, respectively.

Property and Equipment — Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to 40 years. Property and equipment under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the remaining terms of the leases or the estimated useful lives of the assets.

Routine maintenance and repairs are charged to expense as incurred. Applicable interest charges incurred during the construction of new facilities or development of software for internal use are capitalized as one of the elements of cost and are amortized over the useful life of the assets.

Property and equipment held and used by the Company are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. For purposes of evaluating the recoverability of property and equipment, the Company compares the carrying value of the asset or asset group to the estimated, undiscounted future cash flows expected to be generated by the long-lived asset or asset group. If the future cash flows included in a long-lived asset recoverability test do not exceed the carrying value, the carrying value is compared to the fair value of such asset. If the carrying value exceeds the fair value, an impairment charge is recorded for the excess. The Company also assesses the recoverability of its facilities classified as Assets Held for Sale. If a facility’s carrying value exceeds its fair value, less an estimated cost to sell, an impairment charge is recorded for the excess. Assets Held for Sale are not depreciated.

Impairments are recorded as a component of restructuring and tangible asset impairment charges in the consolidated statements of comprehensive loss and a reduction of the assets’ carrying value in the consolidated balance sheets. See Note 13 — Restructuring and Tangible Asset Impairment Charges for a discussion of the Company’s long-lived asset impairment charges.

Goodwill and Other Intangible Assets — Goodwill and other intangible assets include the cost of the acquired business in excess of the fair value of the net assets recorded in connection with acquisitions. Other intangible assets include customer relationships, brand names and trademarks. As required, we assess goodwill and other intangible assets with indefinite lives for impairment annually, or more frequently, if events occur that indicate an asset may be impaired. For goodwill and indefinite-lived intangible assets, our policy is to assess for impairment at the beginning of each fiscal year’s third quarter. For other intangible assets with finite lives, we assess for impairment only if events occur that indicate that the carrying amount of an asset may not be recoverable. All goodwill is assigned to the consolidated Company as the reporting unit.

The Company adopted the guidance in Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2011-08, Intangibles — Goodwill and Other (Topic 350): Testing Goodwill for Impairment, for our fiscal year 2012 goodwill impairment assessment. The amendments in this ASU allow entities the option to first perform a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value. Under this ASU, if an entity concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying value, the entity is required to perform the two-step impairment test for the reporting unit. The revised guidance also allows an entity, at its election, to bypass the qualitative assessment and proceed directly to step one of the two-step impairment analysis where a fair value calculation is performed. Under both the qualitative assessment and the two-step quantitative impairment test, the Company is required to evaluate events and circumstances that may affect the performance of its reporting unit and the extent to which the events and circumstances may impact the future cash flows of its reporting unit to determine whether its fair value exceeds its carrying value. The qualitative factors we evaluated included macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and outlook, as well as company specific events.

Our fair value estimates of the brand name and trademark intangible assets are based on a discounted cash flow analysis. Due to the many variables inherent in estimating fair value and the relative size of the recorded indefinite-lived intangible assets, differences in assumptions may have a material effect on the results of our impairment analysis. See Note 9 — Goodwill and Other Intangibles for information on the balances carried in the consolidated balance sheets and a discussion of the Company’s impairment testing.

Self-Insurance Programs — The Company accrues estimated liability amounts for claims covering general liability, fleet liability, workers’ compensation and group medical insurance programs. The amounts in excess of certain levels are fully insured. The Company accrues its estimated liability for the self-insured medical insurance program, including an estimate for incurred but not reported claims, based on known claims and past claims history. The Company accrues an estimated liability for the general liability, fleet liability and workers’ compensation programs based on an assessment of exposure related to known claims and incurred but not reported claims, as applicable. The inherent uncertainty of future loss projections could cause actual claims to differ from our estimates. These accruals are included in accrued expenses and other long-term liabilities in the consolidated balance sheets.

Share-Based Compensation — Certain employees participate in the 2007 Stock Incentive Plan for Key Employees of USF Holding Corp. and its Affiliates, or the “Stock Incentive Plan,” which allows purchases of shares of USF Holding Corp., grants of restricted shares of USF Holding Corp. and grants of options exercisable in USF Holding Corp. shares. The Company measures compensation expense for share-based option awards at fair value at the date of grant and recognizes compensation expense over the service period for share-based awards expected to vest.

Business Acquisitions — The Company accounts for business acquisitions under the purchase method, in which assets acquired and liabilities assumed are recorded at fair value as of the date of acquisition. The operating results of the acquired companies are included in the Company’s consolidated financial statements from the date of acquisition.

Revenue Recognition — The Company recognizes revenue from the sale of product upon passage of title and customer acceptance of goods, which generally occurs at delivery. The Company grants certain customers sales incentives, such as rebates or discounts and treats these as a reduction of sales at the time the sale is recognized. Sales taxes invoiced to customers and remitted to governmental authorities are recorded on a net basis and are excluded from net sales.

Cost of Goods Sold — Cost of goods sold includes amounts paid to manufacturers for products sold, net of vendor consideration, plus the cost of transportation necessary to bring the products to the Company’s distribution facilities. Cost of goods sold excludes depreciation and amortization. The amounts presented for cost of goods sold may not be comparable to similar measures disclosed by other companies because not all calculate cost of goods sold in the same manner.

Shipping and Handling Costs — Shipping and handling costs, which include costs relating to the selection of products and their delivery to customers, are recorded as a component of distribution, selling and administrative costs in the consolidated statements of comprehensive loss. Shipping and handling costs were $1.5 billion, $1.4 billion and $1.3 billion for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, respectively.

Income Taxes — The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company records net deferred tax assets to the extent the Company believes these assets will more likely than not be realized.

An uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Uncertain tax positions are recorded at the largest amount that is more likely than not to be sustained. The Company adjusts the amounts recorded for uncertain tax positions when its judgment changes as a result of the evaluation of new information not previously available. These differences are reflected as increases or decreases to income tax expense in the period in which they are determined.

Derivative Financial Instruments — The Company utilizes derivative financial instruments to manage its exposure to movements on certain variable-rate loan obligations. The Company does not use financial instruments or derivatives for trading or other speculative purposes. The Company records its interest rate derivatives in its consolidated balance sheets at fair value.

The Company’s interest rate swap derivatives are considered cash flow hedges. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the income effect of the hedged forecasted transactions in a cash flow hedge. The effective portions of changes in the fair value of the Company’s interest rate swap derivative financial instruments are initially reported in other comprehensive loss and the related other asset or other liability and subsequently reclassified to income when the hedged interest affects income.

Any ineffective portion of changes in the fair value of the Company’s interest rate swap derivatives are recognized directly in income. Amounts reported in accumulated other comprehensive loss related to the Company’s interest rate swap derivatives are reclassified to interest expense as interest payments are made on the Company’s variable rate debt.

In the normal course of business, the Company enters into forward purchase agreements for the procurement of fuel, electricity and product commodities related to its business. These agreements often meet the definition of a derivative. However, in such cases, the Company has elected to apply the normal purchase and sale exemption available under derivatives accounting literature and these agreements are not recorded at fair value.

Concentration Risks — Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. The Company’s cash equivalents are invested primarily in money market funds at major financial institutions. Credit risk related to accounts receivable is dispersed across a larger number of customers located throughout the United States. The Company attempts to reduce credit risk through its initial and ongoing credit evaluation of its customer’s financial condition. There were no receivables from any one customer representing more than 5% of the Company’s consolidated gross accounts receivable at December 29, 2012 and December 31, 2011.

Recent Accounting Pronouncements	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Recent Accounting Pronouncements
3.	RECENT ACCOUNTING PRONOUNCEMENTS

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. This update requires disclosure of amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the financial statements or in the notes, significant amounts reclassified out of Accumulated Other Comprehensive Income by the respective line items of net income. For amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional details about those amounts. The update does not change the items reported in other comprehensive income or when an item of other comprehensive income is reclassified to net income. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2012. As this guidance only revises the presentation and disclosures related to the reclassification of items out of accumulated other comprehensive income, the Company’s adoption of this guidance in the first quarter of 2013 did not affect its financial position, results of operations or cash flows. See Note 13 – Reclassifications Out of Accumulated Other Comprehensive Income, which presents the disclosures required by this update.

3.	RECENT ACCOUNTING PRONOUNCEMENTS

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. This update requires disclosure of amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the consolidated financial statements or in the notes to consolidated financial statements, significant amounts reclassified out of Accumulated Other Comprehensive Income by the respective line items of net income. For amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional details about those amounts. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2012. The update does not change the items reported in other comprehensive income or when an item of other comprehensive income is reclassified to net income. As this guidance only revises the presentation and disclosures related to the reclassification of items out of accumulated other comprehensive income, the adoption of this guidance will not affect the Company’s financial position, results of operations or cash flows.

In September 2011, the FASB issued ASU No. 2011-08, Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment. The amendments in this ASU allow entities the option to first perform a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value. If an entity concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying value, the entity would be required to perform the two-step impairment test for the reporting unit. The Company adopted the guidance in ASU No. 2011-08 for its annual goodwill impairment assessment performed at the beginning of its 2012 fiscal year third quarter. Since this ASU did not change the accounting for recognizing or measuring any impairment losses which may be required, the adoption of this guidance did not affect our financial position, results of operations or cash flows. See Note 9 — Goodwill and Other Intangibles for a discussion of our 2012 annual goodwill impairment assessment.

Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Fair Value Measurements
4.	FAIR VALUE MEASUREMENTS

The Company follows the accounting standards for fair value, whereas fair value is a market-based measurement, not an entity-specific measurement. The Company’s fair value measurements are based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, fair value accounting standards establish a fair value hierarchy which prioritizes the inputs used in measuring fair value as follows: Level 1- observable inputs such as quoted prices in active markets; Level 2- observable inputs other than those included in Level 1 such as quoted prices for similar assets and liabilities in active or inactive markets that are observable either directly or indirectly, or other inputs that are observable or can be corroborated by observable market data; and Level 3- unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions. Any transfers of assets or liabilities between Level 1, Level 2, and Level 3 of the fair value hierarchy will be recognized as of the end of the reporting period in which the transfer occurs. There were no transfers between fair value levels in any of the periods presented below.

The Company’s assets and liabilities measured at fair value on a recurring basis as of March 30, 2013 and December 29, 2012, aggregated by the level in the fair value hierarchy within which those measurements fall, are as follows (in thousands):

Description	Level 1	Level 2	Level 3	Total
Recurring fair value measurements:
Money market funds	$20,000	$—	$—	$20,000

Balance at March 30, 2013	$20,000	$—	$—	$20,000

Recurring fair value measurements:
Interest rate swap derivative liability	$—	$(2,034)	$—	$(2,034)

Balance at December 29, 2012	$—	$(2,034)	$—	$(2,034)

Description	Level 1	Level 2	Level 3	Total
Nonrecurring fair value measurements:
Assets held for sale	$—	$—	$10,930	$10,930

Balance at March 30, 2013	$—	$—	$10,930	$10,930

Nonrecurring fair value measurements:
Assets held for sale	$—	$—	$23,400	$23,400
Property and equipment	—	—	3,361	3,361
Contingent consideration payable for business acquisitions	—	—	5,500	5,500

Balance at December 29, 2012	$—	$—	$32,261	$32,261

Recurring Fair Value Measurements

Derivative Instruments

The Company’s objective in using interest rate swap agreements from time to time is to manage its exposure to interest rate movements on a variable-rate term loan obligation. The Company recorded its interest rate swap derivatives in its consolidated balance sheets at fair value. Fair value was estimated based on projections of cash flows and future interest rates. The determination of fair value included the consideration of any credit valuation adjustments necessary, giving consideration to the creditworthiness of the respective counterparties or the Company, as appropriate.

In 2008, the Company entered into three interest rate swaps to hedge the variable cash flows associated with a variable-rate term loan (the “2007 Term Loan”). The interest rate swaps were designated as cash flow hedges of interest rate risk. The Company effectively paid a fixed rate of 6.0% on the notional amount of the term loan covered by the interest rate swaps. The interest rate swaps expired in January 2013.

At December 29, 2012, the fair value of the Company’s interest rate swap derivative financial instruments, classified under Level 2 of the fair value hierarchy, was $2 million. The interest rate swap derivative financial instruments were included in the Company’s consolidated balance sheets in accrued expenses and other current liabilities.

The effect of the Company’s interest rate swap derivative financial instruments in the consolidated statement of other comprehensive loss for the 13-weeks ended March 30, 2013 and March 31, 2012, is as follows (in thousands):

Effect of Interest Rate Swap Derivative Instruments in the Consolidated Statements of Comprehensive Income (Loss)
Derivatives in Cash Flow Hedging Relationships	Amount of Loss Recognized in Other Comprehensive Loss on Derivative (Effective Portion), net of tax	Location of Loss Reclassified From Accumulated Other Comprehensive Loss	Amount of Loss Reclassified from Accumulated Other Comprehensive Loss into Income (Effective portion), net of tax	Location of Loss Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Income Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)

For the 13-weeks ended March 30, 2013:

Interest rate swap derivative	$(255)	Interest expense — net	$(797)	Interest expense — net	$645

For the 13-weeks ended March 31, 2012:

Interest rate swap derivative	$(1,267)	Interest expense — net	$(5,126)	Interest expense — net	$—

The Company reclassified $1 million from accumulated other comprehensive loss as an increase to interest expense when the interest rate swaps expired in January 2013 and recognized a credit to interest income of $1 million related to the ineffective portion of the interest rate swap derivatives.

Money Market Funds

Money market funds include highly liquid investments with an original maturity of three months or less. They are valued using quoted market prices in active markets and are classified under Level 1 within the fair value hierarchy. The Company held no money market funds at December 29, 2012.

Nonrecurring Fair Value Measurements

Property and Equipment

Property and equipment held and used by the Company are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. No impairments to the Company’s long-lived assets were recognized during the first quarters of 2013 and 2012.

The Company is required to record Assets Held for Sale at the lesser of the depreciated carrying amount or estimated fair value less costs to sell. During the first quarter of 2013, certain Assets Held for Sale were adjusted to equal their estimated fair value, less costs to sell, resulting in tangible asset impairment charges of $2 million. No impairments to the Company’s Assets Held for Sale were recognized during the first quarter of 2012. Fair value was estimated by the Company based on information received from real estate brokers. The amounts included in the tables above, classified under Level 3 within the fair value hierarchy, represent the estimated fair values of those property and equipment that became the new carrying amounts at the time the impairments were recorded.

Other Fair Value Measurements

The carrying value of cash, restricted cash, accounts receivable, bank checks outstanding, accounts payable, accrued expenses and contingent consideration payable for business acquisitions approximate their fair values due to their short-term maturities.

The fair value of total debt approximated $5.0 billion and $4.9 billion as of March 30, 2013 and December 29, 2012, as compared to its aggregate carrying value of $4.8 billion. Fair value was estimated based upon a combination of the cash flows expected to be generated under the Company’s debt facilities, interest rates that are currently available to the Company for debt with similar terms and estimates of the Company’s overall credit risk.

4.	FAIR VALUE MEASUREMENTS

The Company follows the accounting standards for fair value, whereas fair value is a market-based measurement, not an entity-specific measurement. The Company’s fair value measurements are based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, fair value accounting standards establish a fair value hierarchy which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) observable inputs other than those included in Level 1 such as quoted prices for similar assets and liabilities in active or inactive markets that are observable either directly or indirectly, or other inputs that are observable or can be corroborated by observable market data; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions. Any transfers of assets or liabilities between Level 1, Level 2, and Level 3 of the fair value hierarchy will be recognized as of the end of the reporting period in which the transfer occurs. There were no transfers between fair value levels in any of the periods presented below.

The Company’s assets and liabilities measured at fair value on a recurring and nonrecurring basis as of December 29, 2012 and December 31, 2011, aggregated by the level in the fair value hierarchy within which those measurements fall are as follows (in thousands):

Description	Level 1	Level 2	Level 3	Total
Recurring fair value measurements:
Interest rate swap derivative liability	$—	$(2,034)	$—	$(2,034)

Balance at December 29, 2012	$—	$(2,034)	$—	$(2,034)

Money market funds	$64,400	$—	$—	$64,400
Interest rate swap derivative liability	—	(29,685)	—	(29,685)

Balance at December 31, 2011	$64,400	$(29,685)	$—	$34,715

Description	Level 1	Level 2	Level 3	Total
Nonrecurring fair value measurements:
Assets held for sale	$—	$—	$23,400	$23,400
Property and equipment	—	—	3,361	3,361
Contingent consideration payable for business acquisitions	—	—	5,500	5,500

Balance at December 29, 2012	$—	$—	$32,261	$32,261

Assets held for sale	$—	$—	$32,300	$32,300

Balance at December 31, 2011	$—	$—	$32,300	$32,300

Recurring Fair Value Measurements

Derivative Instruments

The Company’s objective in using interest rate swap agreements is to manage its exposure to interest rate movements on its variable-rate term loan obligations. The Company records its interest rate swap derivatives in its consolidated balance sheets at fair value. Fair value is estimated based on projections of cash flows and future interest rates. The determination of fair value includes the consideration of any credit valuation adjustments necessary, giving consideration to the creditworthiness of the respective counterparties or the Company, as appropriate.

In 2008, the Company entered into three interest rate swaps to hedge the variable cash flows associated with a variable-rate term loan (the “2007 Term Loan”). The interest rate swaps are designated as cash flow hedges of interest rate risk. The Company effectively pays a fixed rate of 6.0% on the notional amount of the term loan covered by the interest rate swaps. At December 29, 2012, the notional amount of the 2007 Term Loan hedged by the three interest rate swaps was $0.7 billion. The interest rate swaps expired in January 2013.

At December 29, 2012 and December 31, 2011, the fair value of the Company’s interest rate swap derivative financial instruments, classified under Level 2 of the fair value hierarchy, was $2 million and $30 million, respectively. The interest rate swap derivative financial instruments are included in the Company’s consolidated balance sheets in accrued expenses and other current liabilities.

The effective portions of changes in the fair value of the Company’s interest rate swap derivative financial instruments are initially reported in other comprehensive loss and subsequently reclassified to income when the hedged interest affects income. As a result of the 2012 amendments of the 2007 Term Loan (see Note 11 — Debt), the Company recognized a charge of $1 million to interest expense to reflect the ineffective portion of its interest rate swap derivative during 2012.

The effect of the Company’s interest rate swap derivative financial instruments in the consolidated statements of other comprehensive loss for the fiscal years ended December 29, 2012 and December 31, 2011, is as follows (in thousands):

Effect of Interest Rate Swap Derivative Instruments in the Consolidated Statements of Comprehensive Income (Loss)
Derivatives in Cash Flow Hedging Relationships	Amount of Loss Recognized in Other Comprehensive Loss on Derivative (Effective Portion), net of tax	Location of Loss Reclassified From Accumulated Other Comprehensive Loss	Amount of Loss Reclassified from Accumulated Other Comprehensive Loss into Income (Effective portion), net of tax	Location of Loss Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Loss Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)

For the year ended December 29, 2012:

Interest rate swap derivative	$(1,479)	Interest expense — net	$(19,049)	Interest expense — net	$645

For the year ended December 31, 2011:

Interest rate swap derivative	$(5,913)	Interest expense — net	$(23,419)	Interest expense — net	$—

The Company reclassified $1 million from accumulated other comprehensive loss as an increase to interest expense when the interest rate swaps expired in January 2013.

Credit Risk-Related Contingent Features

The Company has agreements with each of its interest rate swap derivative counterparties that contain a provision where the Company could be declared in default on its interest rate swap derivative obligations if repayment of the underlying indebtedness is accelerated by the lender due to the Company’s default on the indebtedness. The Company is not required to provide collateral to its interest rate swap derivative counterparties.

As of December 29, 2012, the fair value and termination value of the interest rate swap derivatives in a liability position related to these agreements was $2 million.

Money Market Funds

Money market funds include highly liquid investments with an original maturity of three months or less. They are valued using quoted market prices in active markets and are classified under Level 1 within the fair value hierarchy.

Nonrecurring Fair Value Measurements

Property and Equipment

Property and equipment held and used by the Company are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. During 2012 and 2011, the Company estimated the fair value of various property and equipment for purposes of recording necessary impairment charges. Fair value was estimated by the Company based on information received from real estate brokers. During 2012 and 2011, the Company recorded tangible asset impairment charges of $5 million and $4 million, respectively, for property and equipment not classified as Assets Held for Sale, to reduce the carrying value of these assets to their estimated fair value.

The Company is required to record Assets Held for Sale at the lesser of the depreciated carrying amount or estimated fair value less costs to sell. During 2012 and 2011, certain Assets Held for Sale were adjusted to equal their estimated fair value, less costs to sell, resulting in tangible asset impairment charges of $3 million and $5 million, respectively.

The amounts included in the tables above represent the estimated fair values of those property and equipment that became the new carrying amounts at the time the impairments were recorded.

Contingent Consideration Payable for Business Acquisitions

Certain 2012 business acquisitions involve contingent consideration in the event certain operating results are achieved over a one year period from the date of acquisition. The amount included in the above table represents the estimated fair value of the contingent consideration.

Other Fair Value Measurements

The carrying value of cash, restricted cash, accounts receivable, bank checks outstanding, trade accounts payable and accrued expenses approximate their fair values due to their short-term maturities.

The fair value of total debt approximated $4.9 billion and $4.5 billion as of December 29, 2012 and December 31, 2011, as compared to its aggregate carrying value of $4.8 billion and $4.6 billion, respectively. Fair value, measured under Level 3 of the fair value hierarchy, was estimated based upon a combination of the cash flows expected to be generated under the Company’s debt facilities, interest rates that are currently available to the Company for debt with similar terms and estimates of the Company’s overall credit risk.

Allowance For Doubtful Accounts	12 Months Ended
Dec. 29, 2012
Allowance For Doubtful Accounts
5.	ALLOWANCE FOR DOUBTFUL ACCOUNTS

A summary of the activity in the allowance for doubtful accounts for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended	Year Ended	Year Ended
	December 29, 2012	December 31, 2011	January 1, 2011
Balance at beginning of year	$35,100	$36,904	$35,171
Charged to costs and expenses	10,701	17,156	26,013
Customer accounts written off — net of recoveries	(20,195)	(18,960)	(24,280)

Balance at end of year	$25,606	$35,100	$36,904

The above table does not include the vendor receivable allowance for doubtful accounts of $4 million, $5 million and $3 million at December 29, 2012, December 31, 2011 and January 1, 2011, respectively.

Accounts Receivable Financing Program	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Accounts Receivable Financing Program
5.	ACCOUNTS RECEIVABLE FINANCING PROGRAM

The Company and certain of its subsidiaries participate in accounts receivable sales and related agreements (the “2012 ABS Facility”). Under the 2012 ABS Facility, which replaced the Company’s prior accounts receivable securitization program, the Company and certain of its subsidiaries sell, on a revolving basis, their eligible receivables to a 100% owned, special purpose, bankruptcy remote subsidiary of the Company (the “Receivables Company”) which in turn grants to the administrative agent for the benefit of the lenders a continuing security interest in all of its rights, title and interest in the eligible receivables (as defined by the 2012 ABS Facility). The Company consolidates the Receivables Company and, consequently, the transfer of the receivables is a transaction internal to the Company and the receivables have not been derecognized from the consolidated balance sheets. On a daily basis, cash from accounts receivable collections is remitted to the Company as additional eligible receivables are sold to the Receivables Company. If, on a weekly settlement basis, there are not sufficient eligible receivables available as collateral, the Company is required to either provide cash collateral to cover the shortfall or, in lieu of providing cash collateral to cover the shortfall, it can pay down its borrowings on the 2012 ABS Facility. Due to sufficient eligible receivables available as collateral, no cash collateral was held at March 30, 2013 or December 29, 2012.

The maximum capacity under the 2012 ABS Facility is $800 million. Borrowings under the 2012 ABS Facility were $686 million at March 30, 2013 and December 29, 2012. Included in the Company’s accounts receivable balance as of March 30, 2013 and December 29, 2012 was $925 million and $918 million, respectively, of receivables held as collateral in support of the 2012 ABS Facility. See Note 9 — Debt for a further description of the 2012 ABS Facility.

6.	ACCOUNTS RECEIVABLE SECURITIZATION PROGRAM

The Company and certain of its subsidiaries participate in accounts receivable sales and related agreements (the “2012 ABS Facility”). Under the 2012 ABS Facility, which replaced the Company’s prior accounts receivable securitization program, the Company and certain of its subsidiaries sell, on a revolving basis, their eligible receivables to a 100% owned, special purpose, bankruptcy remote subsidiary of the Company (the “Receivables Company”) which in turn grants to the administrative agent for the benefit of the lenders a continuing security interest in all of its rights, title and interest in the eligible receivables (as defined by the 2012 ABS Facility). The Company consolidates the Receivables Company and, consequently, the transfer of the receivables is a transaction internal to the Company and the receivables have not been derecognized from the consolidated balance sheets. On a daily basis, cash from accounts receivable collections is remitted to the Company as additional eligible receivables are sold to the Receivables Company. If, on a weekly settlement basis, there are not sufficient eligible receivables available as collateral, the Company is required to either provide cash collateral to cover the shortfall or, in lieu of providing cash collateral to cover the shortfall, it can pay down its borrowings on the 2012 ABS Facility. Due to sufficient eligible receivables available as collateral, no cash collateral was held at December 29, 2012 or December 31, 2011.

The maximum capacity under the 2012 ABS Facility is $800 million. Borrowings under the 2012 ABS Facility were $686 million at December 29, 2012. Included in the Company’s accounts receivable balance as of December 29, 2012 was $918 million of receivables held as collateral in support of the 2012 ABS Facility. See Note 11 — Debt for a further description of the 2012 ABS Facility.

Restricted Cash	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Restricted Cash
6.	RESTRICTED CASH

At March 30, 2013 and December 29, 2012, the Company had $7 million of restricted cash included in the Company’s consolidated balance sheets in other noncurrent assets. This restricted cash primarily represented security deposits and escrow amounts related to certain properties, primarily distribution centers, collateralizing the commercial mortgage-backed securities (“CMBS”) fixed loan facility. See Note 9— Debt.

7.	RESTRICTED CASH

At December 29, 2012 and December 31, 2011, the Company had $7 million of restricted cash included in the Company’s consolidated balance sheets in other noncurrent assets. This restricted cash primarily represented security deposits and escrow amounts related to certain properties, primarily distribution centers, collateralizing the commercial mortgage-backed securities (CMBS) fixed loan facility. See Note 11 — Debt.

Property And Equipment	12 Months Ended
Dec. 29, 2012
Property And Equipment
8.	PROPERTY AND EQUIPMENT

Property and equipment as of December 29, 2012 and December 31, 2011 consisted of the following (in thousands):

	December 29,	December 31,	Range of
	2012	2011	Useful Lives
Land	$286,758	$249,281
Buildings and building improvements	1,013,792	972,141	10 – 40 years
Transportation equipment	487,858	381,235	5 – 10 years
Warehouse equipment	263,388	234,119	5 – 12 years
Office equipment, furniture and software	446,875	365,594	3 – 7 years
Construction in process	97,556	96,434

	2,596,227	2,298,804
Less accumulated depreciation and amortization	(889,839)	(701,987)

Property and equipment — net	$1,706,388	$1,596,817

Buildings and building improvements included $32 million and $10 million of capital lease assets at December 29, 2012 and December 31, 2011, respectively. Interest capitalized was $1 million in 2012 and $3 million in 2011.

Depreciation and amortization expense of property and equipment was $217 million, $208 million and $174 million for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, respectively.

Goodwill and Other Intangibles	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Goodwill and Other Intangibles
7.	GOODWILL AND OTHER INTANGIBLES

Goodwill and other intangible assets include the cost of the acquired business in excess of the fair value of the tangible net assets recorded in connection with acquisitions. Other intangible assets include customer relationships and brand names and trademarks. Brand names and trademarks are indefinite-lived intangible assets and, accordingly, are not subject to amortization.

Customer relationship intangible assets with definite lives are carried at the acquired fair value less accumulated amortization. Customer relationship intangible assets are amortized over the estimated useful lives (four to ten years). Amortization expense was $37 million and $33 million for the 13-weeks ended March 30, 2013 and March 31, 2012, respectively.

The carrying amount of the Company’s goodwill was $3,833 million at March 30, 2013 and December 29, 2012. No impairment to the Company’s goodwill has been recognized since the Acquisition in 2007.

Other intangibles, net consisted of the following (in thousands):

	March 30,	December 29,
	2013	2012
Customer relationships — amortizable:
Gross carrying amount	$1,366,056	$1,366,056
Accumulated amortization	(766,300)	(729,403)

Net carrying value	599,756	636,653

Brand names and trademarks — not amortizing	252,800	252,800

Total other intangibles — net	$852,556	$889,453

The Company completed its annual impairment assessment for goodwill and brand names and trademarks indefinite-lived intangible assets as of July 1, 2012, the first day of its fiscal third quarter with no impairments noted. We assessed qualitative factors for our 2012 annual goodwill impairment assessment to conclude that it is not more likely than not that the fair value of our reporting unit is less than its carrying value. The qualitative factors we evaluated included macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, as well as company specific events. Our fair value estimates of the brand name and trademark indefinite-lived intangible assets are based on a discounted cash flow analysis. Due to the many variables inherent in estimating fair value and the relative size of the recorded indefinite-lived intangible assets, differences in assumptions may have a material effect on the results of our impairment analysis.

9.	GOODWILL AND OTHER INTANGIBLES

Goodwill and other intangible assets include the cost of the acquired business in excess of the fair value of the tangible net assets recorded in connection with acquisitions. Other intangible assets include customer relationships and brand names and trademarks. Brand names and trademarks are indefinite-lived intangible assets and, accordingly, are not subject to amortization.

Customer relationship intangible assets have definite lives and are carried at the acquired fair value less accumulated amortization. Customer relationship intangible assets are amortized on a straight line basis over the estimated useful lives (four to ten years) and amortization expense was $139 million, $135 million and $130 million for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, respectively. The customer relationship intangible assets acquired through 2012 business acquisitions are being amortized on a straight line basis over four years. The weighted-average remaining useful life of all customer relationship intangibles is approximately four years at December 29, 2012. Amortization of these customer relationship assets is estimated to be $145 million annually through 2015, $140 million in 2016 and $60 million in 2017.

The carrying amount of the Company’s goodwill was $3,833 and $3,818 million at December 29, 2012 and December 31, 2011, respectively. No impairment to the Company’s goodwill has been recognized since the Acquisition in 2007.

Other intangibles, net as of December 29, 2012 and December 31, 2011 consisted of the following (in thousands):

	December 29,	December 31,
	2012	2011
Customer relationships — amortizable:
Gross carrying amount	$1,366,056	$1,321,930
Accumulated amortization	(729,403)	(590,048)

Net carrying value	636,653	731,882

Brand names and trademarks — not amortizing	252,800	252,800

Total other intangibles — net	$889,453	$984,682

The 2012 increase in goodwill and customer relationships is attributable to business acquisitions. The allocation related to the Company’s acquisitions is preliminary and amounts recorded may be adjusted as the Company finalizes the purchase price valuations.

The Company completed its annual impairment assessment for goodwill and brand names and trademarks indefinite-lived intangible assets as of July 1, 2012, the first day of its fiscal third quarter with no impairments noted. As discussed in Note 2 — Summary of Significant Accounting Policies, we assessed qualitative factors for our 2012 annual goodwill impairment assessment to conclude that it is not more likely than not that the fair value of our reporting unit is less than its carrying value. The qualitative factors we evaluated included macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, as well as company specific events.

Assets Held for Sale	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Assets Held for Sale
8.	ASSETS HELD FOR SALE

The Company classifies its closed facilities as Assets Held for Sale at the time management commits to a plan to sell the facility and it is unlikely the plan will be changed, the facility is actively marketed and available for immediate sale and the sale is expected to be completed within one year. Due to market conditions, certain facilities may be classified as Assets Held for Sale for more than one year as the Company continues to actively market the facilities at reasonable prices. For all properties held for sale, the Company has exited operations from the facilities and, thus, the properties are no longer productive assets. Further, the Company has no history of changing its plan to dispose of a facility once the decision has been taken. At March 30, 2013 and December 29, 2012, $12 million of closed facilities were included in Assets Held for Sale for more than one year. Assets Held for Sale is included in the Company’s consolidated balance sheets in other current assets.

The change in Assets Held for Sale for the 13-weeks ended March 30, 2013 is as follows (in thousands):

Balance at beginning of period	$23,193
Assets sold	(2,614)
Tangible asset impairment charges	(1,860)

Balance at end of the period	$18,719

During the first quarter of 2013, the Company sold a facility previously classified as Assets Held for Sale for net proceeds of $3 million, which approximated its carrying value. As discussed in Note 4 — Fair Value Measurements, during the first quarter of 2013, certain Assets Held for Sale were adjusted to equal their estimated fair value less costs to sell resulting in tangible asset impairment charges of $2 million.

10.	ASSETS HELD FOR SALE

The Company classifies its closed facilities as Assets Held for Sale at the time management commits to a plan to sell the facility and it is unlikely the plan will be changed, the facility is actively marketed and available for immediate sale and the sale is expected to be completed within one year. Due to market conditions, certain facilities may be classified as Assets Held for Sale for more than one year as the Company continues to actively market the facilities at reasonable prices. For all properties held for sale, the Company has exited operations from the facilities and, thus, the properties are no longer productive assets. Further, the Company has no history of changing its plan to dispose of a facility once the decision has been taken. At December 29, 2012 and December 31, 2011, $12 million of closed facilities were included in Assets Held for Sale for more than one year. Assets Held for Sale is included in the Company’s consolidated balance sheets in other current assets.

The changes in Assets Held for Sale for the fiscal years ended December 29, 2012 and December 31, 2011 are as follows (in thousands):

	Year Ended	Year Ended
	December 29, 2012	December 31, 2011
Balance at beginning of year	$30,405	$19,672
Transfers in	11,804	20,954
Assets sold	(16,526)	(5,329)
Tangible asset impairment charges	(2,490)	(4,892)

Balance at end of the year	$23,193	$30,405

During 2012, the Company reclassified $12 million of property and equipment from three facilities closed in 2012 and one facility closed in 2011 to Assets Held for Sale and sold four facilities previously classified as Assets Held for Sale for net proceeds of $17 million. The Company recognized a net gain on sold facilities of $1 million. During 2011, the Company closed three facilities and reclassified their property and equipment to Assets Held for Sale and sold a facility previously classified as Assets Held for Sale for net proceeds of $5 million, which approximated the carrying amount of the facility.

As discussed in Note 4 — Fair Value Measurements, during 2012 and 2011 certain Assets Held for Sale were adjusted to equal their estimated fair value less costs to sell resulting in tangible asset impairment charges of $3 million and $5 million, respectively.

Debt	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Debt
9.	DEBT

The Company’s debt at March 30, 2013 and December 29, 2012 is comprised of the following (in thousands):

Debt Description	Contractual Maturity	Interest Rate at March 30, 2013	March 30, 2013	December 29, 2012
ABL Facility	May 11, 2016	3.24%	$145,000	$170,000
2012 ABS Facility	August 27, 2015	1.50	686,000	686,000
2011 Term Loan	March 31, 2017	5.75	416,500	418,625
Amended 2007 Term Loan	March 31, 2017	5.75	1,673,886	1,684,086
CMBS Fixed Facility	August 1, 2017	6.38	472,391	472,391
Cash Flow Revolver	July 3, 2013	—	—	—
Senior Notes	June 30, 2019	8.50	1,350,000	975,000
Senior Subordinated Notes	June 30, 2017	11.25	—	355,166
Obligations under capital leases	2019-2025	5.75 – 9.00	80,144	31,075
Other debt	2018-2031	4.48 – 4.88	12,893	12,966

Total debt			4,836,814	4,805,309
Add unamortized premium			20,808	8,516
Less current portion of long-term debt			(54,817)	(48,926)

Long-term debt			$4,802,805	$4,764,899

As of March 30, 2013, $1,915 million of the total debt was effectively at a fixed rate and $2,921 million was at a floating rate.

Debt Refinancing

Senior Subordinated Notes Redemption

On January 16, 2013, the Company completed a series of transactions in which it:

•

Redeemed the remaining $355 million in aggregate principal amount of its 11.25% Senior Subordinated Notes (“Senior Subordinated Notes”) due June 30, 2017 at a price equal to 105.625% of the principal amount of such Senior Subordinated Notes, plus accrued and unpaid interest to the redemption date; and

•

Issued an additional $375 million in aggregate principal amount of its 8.5% Senior Notes due June 30, 2019 to fund the Senior Subordinated Notes redemption. The Senior Notes were issued at a price equal to 103.5% of the principal amount for gross proceeds of $388 million. Entities affiliated with KKR, one of the Company’s Sponsors, were initial purchasers of $6 million in aggregate principal of Senior Notes.

The redemption of the Senior Subordinated Notes resulted in a loss on extinguishment of debt of $24 million, including an early redemption premium of $20 million and a write-off of $4 million of unamortized debt issuance costs related to the Senior Subordinated Notes. Additionally, the Company incurred third party costs (principally transaction and legal fees) of $6 million relating to this transaction. An entity affiliated with CD&R, one of the Company’s Sponsors, held all of the redeemed Senior Subordinated Notes.

Following is a description of each of the Company’s debt instruments outstanding as of March 30, 2013:

•

The 2012 ABS Facility provides commitments to fund up to $800 million against certain customer accounts receivable and related assets originated by US Foods, Inc. and certain of its subsidiaries through August 27, 2015. The Company has borrowed $686 million under the 2012 ABS Facility, the entire amount available to it based on its available collateral at August 27, 2012. The Company, at its option, can request additional 2012 ABS Facility borrowings up to the maximum commitment, provided sufficient eligible receivables are available as collateral. The portion of the loan held by the lenders who fund the loan with commercial paper bears interest at the lender’s commercial paper rate plus any other costs associated with the issuance of commercial paper plus 1.25% and an unused commitment fee of 0.35%. The portion of the loan held by lenders who do not fund the loan with commercial paper bears interest at the London InterBank Offered Rate (“LIBOR”) plus 1.25% and an unused commitment fee of 0.35%. See Note 5 — Accounts Receivable Financing Program for a further description of the Company’s 2012 ABS Facility.

•

An asset backed senior secured revolving loan facility, the ABL Facility, provides for loans of up to $1,100 million with its capacity limited by borrowing base calculations. As of March 30, 2013, the Company had $145 million of outstanding borrowings and had issued Letters of Credit totaling $294 million under the ABL Facility. Outstanding Letters of Credit included $100 million issued in favor of certain lessors securing Ahold’s contingent exposure under guarantees of our obligations with respect to certain leases, $179 million issued in favor of certain commercial insurers securing our obligations with respect to our self-insurance program and letters of credit of $15 million for other obligations. There is available capacity on the ABL Facility of $661 million at March 30, 2013, based on the borrowing base calculation. As of March 30, 2013, the Company can periodically elect to pay interest under the amended ABL Facility at Prime plus 1.0% or LIBOR plus 2.0% on the majority of the facility. On borrowings up to $75 million, the facility bears interest at Prime plus 2.25% or LIBOR plus 3.25%. The ABL facility also carries letter of credit fees of 2.0% and an unused commitment fee of 0.25%. The Company anticipates repaying all or substantially all of the outstanding ABL borrowings at times during the next twelve months and reborrowing funds under the facility as needed. The Company anticipates its borrowing base capacity will exceed its ABL facility borrowing needs at all times within the next twelve months and, accordingly, it has included these borrowings in long-term debt in its consolidated balance sheet at March 30, 2013.

•

A senior secured term loan, or the 2011 Term Loan, consists of a senior secured term loan with outstanding borrowings of $416 million at March 30, 2013. The 2011 Term Loan bears interest equal to Prime plus 3.25% or LIBOR plus 4.25%, with a LIBOR floor of 1.5%, based on a periodic election of the interest rate by the Company. Principal repayments of $1 million are payable quarterly with the balance due at maturity. The 2011 Term Loan may require mandatory repayments upon the sale of certain assets or based on excess cash flow generated by the Company, as defined in the agreement. As of March 30, 2013, entities affiliated with KKR, one of our Sponsors, held $32 million of the Company’s 2011 Term Loan debt. The interest rate for all borrowings on the 2011 Term Loan was 5.75%, the LIBOR floor of 1.5% plus 4.25%, for all outstanding periods in 2013 and 2012.

•

The Amended 2007 Term Loan consists of a senior secured term loan with outstanding borrowings of $1,674 million at March 30, 2013. Interest is at Prime plus 3.25% or LIBOR plus 4.25% with a LIBOR floor of 1.5%, based on a periodic election of the interest rate by the Company. Principal repayments of $5 million are payable quarterly on the Amended 2007 Term Loan, with the balance due at maturity on March 31, 2017. The Amended 2007 Term Loan may require mandatory repayments upon the sale of certain assets or based on excess cash flow generated by the Company, as defined in the agreement. As of March 30, 2013, entities affiliated with KKR, one of our Sponsors, held $320 million of the Amended 2007 Term Loan. In 2008, the Company entered into three interest rate swaps to hedge the variable cash flows associated with the Amended 2007 Term Loan. The interest rate swaps, designated as cash flow hedges of interest rate risk, fully expired in January 2013.

•	The CMBS Fixed Facility provides financing of $472 million and is secured by mortgages on 38 properties, consisting primarily of distribution centers. The CMBS Fixed Facility bears interest at 6.38%.

•

A senior secured revolving credit facility, or the Cash Flow Revolver, provides for loans of up to $100 million. There was no balance outstanding as of March 30, 2013. The Cash Flow Revolver bears interest equal to Prime plus 1.25% or LIBOR plus 2.25% and includes an unused line fee of 0.38%.

•

The unsecured Senior Notes, with outstanding principal of $1,350 million at March 30, 2013, bear interest at 8.5%. Unamortized original issue premium associated with the 2013 and 2012 Senior Notes issuances of $21 million at March 30, 2013 will be amortized as a reduction of interest expense over the remaining life of this debt facility. As of March 30, 2013, entities affiliated with KKR, one of our Sponsors, held $20 million of the Company’s Senior Notes.

Substantially all of our assets are pledged under the various debt agreements. Debt under the 2012 ABS Facility is secured by certain designated receivables and restricted cash of the Company. The ABL Facility is secured by certain other designated receivables, inventory and tractors and trailers owned by the Company not pledged under the 2012 ABS Facility. The CMBS Fixed Facility is collateralized by mortgages on the 38 related properties. The obligations of the Company under the Amended 2007 Term Loan, 2011 Term Loan and the Cash Flow Revolver are guaranteed by security in all of the capital stock of the Company’s subsidiaries, each of the direct and indirect 100% owned domestic subsidiaries, as defined in the agreements, and are secured by substantially all assets of these subsidiaries not pledged under the 2012 ABS Facility and the CMBS Facilities. More specifically, the 2011 Term Loan and the Amended 2007 Term Loans are pari passu with the Cash Flow Revolver, have priority over certain collateral securing the ABL Facility and have second priority for other collateral securing the ABL Facility. The former CMBS Floating Facility was collateralized by mortgages on 15 related properties until July 9, 2012 when its outstanding borrowings were repaid. Currently, 14 properties remain in the special purpose, bankruptcy remote subsidiary of the Company and are not pledged as collateral under any of the Company’s debt agreements.

The Company’s credit facilities, loan agreements and indentures contain customary covenants, including, among other things, covenants that restrict our ability to incur certain additional indebtedness, create or permit liens on assets, pay dividends, or engage in mergers or consolidations. Certain debt agreements also contain various and customary events of default with respect to the loans, including, without limitation, the failure to pay interest or principal when the same is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true and certain insolvency events. If an event of default occurs and is continuing, the principal amounts outstanding, together with all accrued unpaid interest and other amounts owed thereunder may be declared immediately due and payable by the lenders. Were such an event to occur, the Company would be forced to seek new financing that may not be on as favorable terms as our current facilities. The Company’s ability to refinance its indebtedness on favorable terms, or at all, is directly affected by the current economic and financial conditions. In addition, the Company’s ability to incur secured indebtedness (which may enable it to achieve more favorable terms than the incurrence of unsecured indebtedness) depends in part on the value of its assets, which depends, in turn, on the strength of its cash flows, results of operations, economic and market conditions and other factors. The Company is currently in compliance with all of its credit facilities.

11.	DEBT

The Company’s debt for the years ended December 29, 2012 and December 31, 2011 is comprised of the following (in thousands):

		Interest Rate
		at
	Contractual	December 29,	December 29,	December 31,
Debt Description	Maturity	2012	2012	2011
ABL Facility	May 11, 2016	3.43%	$170,000	$—
2012 ABS Facility	August 27, 2015	1.52	686,000	—
ABS Facility	—	—	—	683,700
2011 Term Loan	March 31, 2017	5.75	418,625	421,813
Amended 2007 Term Loan	March 31, 2017	5.75	1,684,086	—
2007 Term Loan	—	—	—	1,948,200
CMBS Fixed Facility	August 1, 2017	6.38	472,391	472,391
CMBS Floating Facility	—	—	—	170,826
Cash Flow Revolver	July 3, 2013	—	—	—
Senior Notes	June 30, 2019	8.50	975,000	400,000
Senior Subordinated Notes	June 30, 2017	11.25	355,166	521,166
Other debt	2018-2031	4.88–9.00	44,041	22,862

Total debt			4,805,309	4,640,958
Add unamortized premium			8,516	—
Less current portion of long-term debt			(48,926)	(203,118)

Long-term debt			$4,764,899	$4,437,840

Principal payments to be made on outstanding debt as of December 29, 2012 are as follows (in thousands):

2013	$48,926
2014	26,958
2015	713,122
2016	197,327
2017	2,812,653
Thereafter	1,006,323

$4,805,309

As of December 29, 2012, after consideration of the Company’s interest rate hedges, $2,554 million of the total debt was at a fixed rate and $2,260 million was at a floating rate.

Debt Refinancing

2012 Senior Subordinated Notes Redemption

On December 27, 2012, the Company entered into the following transactions in which it:

•	Redeemed $166 million in principal of its 11.25% Senior Subordinated Notes (“Senior Subordinated Notes”) due June 30, 2017; and

•

Issued an additional $175 million in principal of its 8.5% Senior Notes (“Senior Notes”) due June 30, 2019 to fund the Senior Subordinated Notes redemption. The Senior Notes were issued at 101.5% for gross proceeds of $178 million.

The redemption of the Senior Subordinated Notes resulted in a loss on extinguishment of debt of $11 million, including an early redemption premium of $9 million and a write-off of $2 million of unamortized debt issuance costs related to the Senior Subordinated Notes. Additionally, the Company incurred third party costs (principally transaction and legal fees) of $3 million relating to this transaction. An entity affiliated with one of the Company’s Sponsors held the redeemed Senior Subordinated Notes and continued to hold the remaining $355 million in principal of outstanding Senior Subordinated Notes. The remaining $355 million in principal of outstanding Senior Subordinated Notes was subsequently redeemed through the issuance of additional Senior Notes in 2013. See Note 23 — Subsequent Events for additional information.

2012 Term Loan Amendments

On June 6, 2012, the Company entered into an agreement to amend its 2007 Term Loan scheduled to mature on July 3, 2014. Holders of $1,241 million in principal of the 2007 Term Loan, as of June 6, 2012, consented to extend the maturity date of their debt holdings from July 3, 2014 to March 31, 2017. As consideration for the modification, the interest rate on the extended 2007 Term Loan was increased to Prime plus 2.5% or the London InterBank Offered Rate (“LIBOR”) plus 4.25% with a LIBOR floor of 1.5%. The Company paid fees of $4 million to the 2007 Term Loan holders in consideration for their approval and/or participation in the transaction. Additionally, the Company incurred third party costs (principally transaction and legal fees) of $3 million relating to this transaction. The amendment did not require the repayment of the 2007 Term Loan and the receipt of new loan proceeds. However, the terms of the amended 2007 Term Loan were determined to be substantially different from the original agreement and, as a consequence, the amendment was accounted for as an extinguishment of debt and the contemporaneous acquisition of new debt. The 2007 Term Loan amendment resulted in a loss on extinguishment of debt of $10 million, including the write-off of $6 million of unamortized debt issuance costs related to the 2007 Term Loan and fees paid to debt holders of $4 million. Entities affiliated with one of the Company’s Sponsors, holding $321 million of the 2007 Term Loan as of June 6, 2012, participated in the transaction.

On December 6, 2012, the Company entered into a series of transactions resulting in the refinancing of the remaining $699 million in principal of the 2007 Term Loan due July 3, 2014 in which it:

•	Issued an additional $400 million in principal of 8.5% Senior Notes due June 30, 2019, at 101.5% for proceeds of $406 million;

•	Repaid $249 million in principal of the 2007 Term Loan due July 3, 2014;

•	Extended the maturity of $450 million in principal of the 2007 Term Loan to March 31, 2017; and

•	Used the remaining proceeds from the issuance of the Senior Notes and other cash on hand to pay down approximately $150 million in borrowings under its ABL revolving loan agreement (“ABL Facility”).

As consideration for the modification, the interest rate on the $450 million in principal of extended 2007 Term Loan was increased to Prime plus 2.5% or LIBOR plus 4.25% with a LIBOR floor of 1.5%. The Company paid fees of $9 million to the 2007 Term Loan holders in consideration for their participation in the transaction. Additionally, the Company incurred third party costs (principally transaction and legal fees) of $13 million relating to these transactions. The amendment did not require the repayment of the $450 million in extended principal of the 2007 Term Loan and the receipt of new loan proceeds. A portion of the lenders holding the extended $450 million in principal 2007 Term Loan were also lenders prior to the December 6, 2012 amendment, with the remaining 2007 Term Loan principal assigned to the Company’s administrative agent and allocated to new lenders. Due to the fact that the terms of the amended 2007 Term Loan were not substantially different from the original agreement, the extension of $450 million of 2007 Term Loan principal was accounted for as a debt modification as opposed to a debt extinguishment. The amendment of the 2007 Term Loan resulted in a loss on extinguishment of debt of $9 million, consisting of $5 million of fees paid to debt holders, $2 million of third party costs, and the write-off of $2 million of 2007 Term Loan unamortized debt issuance costs not related to continuing lenders. Unamortized debt issuance costs of $1 million will be carried forward and will be amortized through March 31, 2017, the maturity date of the extended 2007 Term Loan.

2012 ABS Loan Refinancing

On August 27, 2012, the Company entered into a new ABS loan facility ( “2012 ABS Facility”), providing commitments to fund up to $800 million against certain customer accounts receivable and related assets originated by US Foods and certain other subsidiaries through August 27, 2015. The Company borrowed $686 million under the 2012 ABS Facility, substantially the entire amount available to it based on its available collateral at August 27, 2012, and used the proceeds to repay all amounts due on its previous ABS Facility. The Company paid loan fees of $2 million to the 2012 ABS Facility lenders in connection with the transaction and incurred third party costs (principally transaction and legal fees) of $1 million relating to this transaction. The refinancing resulted in the full payment of the previous ABS Facility and the contemporaneous receipt of proceeds under the 2012 ABS Facility. A portion of the lenders under the 2012 ABS Facility were also lenders under the previous ABS Facility. Due to the fact that the terms of the 2012 ABS Facility were not substantially different from the previous ABS Facility, that portion of the 2012 ABS Facility pertaining to those continuing lenders was accounted for as a debt modification as opposed to a debt extinguishment. The ABS loan refinancing resulted in a loss on extinguishment of debt of $1 million, consisting of certain third party costs related to the 2012 ABS loan refinancing and a write-off of unamortized debt issuance costs related to the previous ABS Facility.

2011 Debt Refinancing

On May 11, 2011, the Company entered into a series of transactions resulting in the redemption of the Company’s 10.25% Senior Notes due June 30, 2015 (“Old Senior Notes”) primarily with proceeds from new debt financings. The refinancing consisted of the following transactions in which the Company:

•	Redeemed all of the Old Senior Notes outstanding with an aggregate principal of $1 billion;

•	Issued $400 million in principal of 8.5% Senior Notes due June 30, 2019;

•	Entered into a new $425 million senior secured term loan facility (“2011 Term Loan”) maturing March 31, 2017; and

•	Amended the Company’s ABL Facility primarily to extend the maturity date to May 11, 2016 and initially borrowed $75 million under the ABL Facility.

The redemption of the Old Senior Notes, with an aggregate principal of $1 billion, resulted in a loss on extinguishment of debt of $76 million. Included in the loss on extinguishment of debt is an early redemption premium of $64 million and a write-off of $12 million of unamortized debt issuance costs related to the Old Senior Notes.

Following is a description of each of the Company’s debt instruments outstanding as of December 29, 2012:

•

The 2012 ABS Facility provides commitments to fund up to $800 million against certain customer accounts receivable and related assets originated by US Foods, Inc. and certain other subsidiaries through August 27, 2015. The Company has borrowed $686 million under the 2012 ABS Facility, the entire amount available to it based on its available collateral at August 27, 2012. The Company, at its option, can request additional 2012 ABS Facility borrowings up to the maximum commitment, provided sufficient eligible receivables are available as collateral. The portion of the loan held by the lenders who fund the loan with commercial paper bears interest at the lender’s commercial paper rate plus any other costs associated with the issuance of commercial paper plus 1.25% and an unused commitment fee of 0.35%. The portion of the loan held by lenders who do not fund the loan with commercial paper bears interest at LIBOR plus 1.25% and an unused commitment fee of 0.35%. See Note 6 — Accounts Receivable Securitization Program for a further description of the Company’s 2012 ABS Facility. The weighted-average interest rate for the 2012 ABS Facility was 1.57% for 2012.

•

An asset backed senior secured revolving loan facility, the ABL Facility, provides for loans of up to $1,100 million with its capacity limited by borrowing base calculations. As of December 29, 2012, the Company had $170 million of outstanding borrowings and had issued Letters of Credit totaling $290 million under the ABL Facility. Outstanding Letters of Credit included $103 million issued in favor of certain lessors securing Ahold’s contingent exposure under guarantees of our obligations with respect to certain leases and $179 million issued in favor of certain commercial insurers securing our obligations with respect to our self-insurance program. There is available capacity on the ABL Facility of $640 million at December 29, 2012, based on the borrowing base calculation. The Company can periodically elect to pay interest under the amended ABL Facility at Prime plus 1.25% or LIBOR plus 2.25% on the majority of the facility. On borrowings up to $75 million, the facility bears interest at Prime plus 2.5% or LIBOR plus 3.5%. The ABL facility also carries letter of credit fees of 2.25% and an unused commitment fee of 0.38%. The Company does not anticipate repaying all or substantially all of the outstanding ABL borrowings within the next twelve months and, accordingly, has included these borrowings in long-term debt in its consolidated balance sheet at December 29, 2012. The weighted-average interest rate for the 2012 ABL Facility was 3.15% for 2012.

•

A senior secured term loan, or the 2011 Term Loan, consists of a senior secured term loan with outstanding borrowings of $419 million at December 29, 2012. The 2011 Term Loan bears interest equal to Prime plus 3.25% or LIBOR plus 4.25%, with a LIBOR floor of 1.5%, based on a periodic election of the interest rate by the Company. Principal repayments of $1 million are payable quarterly with the balance due at maturity. The 2011 Term Loan may require mandatory repayments upon the sale of certain assets or based on excess cash flow generated by the Company, as defined in the agreement. As of December 29, 2012, entities affiliated with one of our Sponsors held $32 million of the Company’s 2011 Term Loan debt. The interest rate for all borrowings on the 2011 Term Loan was 5.75%, the LIBOR floor of 1.5% plus 4.25%, for all outstanding periods in 2012 and 2011.

•

The 2007 Term Loan, a senior secured term loan, was amended in June 2012 and December 2012. On June 6, 2012, holders of $1,241 million of 2007 Term Loan principal consented to extend the maturity date of their debt holdings from July 3, 2014 to March 31, 2017. On December 6, 2012, holders of $450 million in principal of Non-Extended 2007 Term Loan also consented to extend the maturity date of their debt holdings from July 3, 2014 to March 31, 2017. The remaining $249 million in principal of Non-Extended 2007 Term Loan was repaid. Interest on all extended borrowings (“Amended 2007 Term Loan”) was increased to Prime plus 2.5% or LIBOR plus 4.25% with a LIBOR floor of 1.5%, based on a periodic election of the interest rate by the Company. Principal repayments of $5 million are payable quarterly on the Amended 2007 Term Loan, with the balance due at maturity on March 31, 2017. At December 29, 2012, the outstanding principal of the Amended 2007 Term Loan was $1,684 million. The Amended 2007 Term Loan may require mandatory repayments upon the sale of certain assets or based on excess cash flow generated by the Company, as defined in the agreement. As of December 29, 2012, entities affiliated with one of our Sponsors held $329 million of the Amended 2007 Term Loan.

•

In 2008, the Company entered into three interest rate swaps to hedge the variable cash flows associated with the 2007 Term Loans. The interest rate swaps are designated as cash flow hedges of interest rate risk. The Company effectively pays a fixed rate of 6.0% on the notional amount of the term loan covered by the interest rate swaps. At December 29, 2012, the notional amount of the 2007 Term Loan hedged by the three interest rate swaps was $0.7 billion. The interest rate swaps fully expired in January 2013. The weighted-average interest rate for the variable portion of the 2007 Term Loan was 4.01%, 2.77% and 2.81% for 2012, 2011 and 2010, respectively.

•

The CMBS Fixed Facility provides financing of $472 million and is secured by mortgages on 38 properties, consisting primarily of distribution centers. The CMBS Fixed Facility bears interest at 6.38%. The CMBS Floating Facility matured on July 9, 2012 and its outstanding borrowings totaling $163 million were repaid with proceeds from the ABL Facility.

•

A senior secured revolving credit facility, or the Cash Flow Revolver, provides for loans of up to $100 million. There was no balance outstanding as of December 29, 2012. The Cash Flow Revolver bears interest equal to Prime plus 1.25% or LIBOR plus 2.25% and includes an unused line fee of 0.38%.

•

The unsecured Senior Notes, with outstanding principal of $975 million at December 29, 2012, bear interest at 8.5%. Unamortized original issue premium associated with 2012 Senior Notes issuances of $9 million at December 29, 2012 will be amortized as a reduction of interest expense over the remaining life of this debt facility. As of December 29, 2012, entities affiliated with our Sponsors held $20 million of the Company’s Senior Notes.

•

The unsecured Senior Subordinated Notes bear interest at 11.25% as of December 29, 2012. As of December 29, 2012, entities affiliated with one of our Sponsors held all $355 million of the Company’s Senior Subordinated Notes.

•	Other debt includes capital lease obligations of $31 million and $9 million at December 29, 2012 and December 31, 2011, respectively.

Substantially all of our assets are pledged under the various debt agreements. Debt under the 2012 ABS Facility is secured by certain designated receivables and restricted cash of the Company. The ABL Facility is secured by certain other designated receivables, inventory and tractors and trailers owned by the Company not pledged under the 2012 ABS Facility. The CMBS Fixed Facility is collateralized by mortgages on the 38 related properties. The obligations of the Company under the 2007 and 2011 Term Loans and the Cash Flow Revolver are guaranteed by security in all of the capital stock of the Company’s subsidiaries, each of the direct and indirect 100% owned domestic subsidiaries, as defined in the agreements, and are secured by substantially all assets of these subsidiaries not pledged under the 2012 ABS Facility and the CMBS Facilities. More specifically, the 2011 and 2007 Term Loans are pari passu with the Cash Flow Revolver, have priority over certain collateral securing the ABL Facility and have second priority for other collateral securing the ABL Facility. The CMBS Floating Facility was collateralized by mortgages on 15 related properties until July 9, 2012 when its outstanding borrowings were repaid. The 15 properties currently remain in the special purpose, bankruptcy remote subsidiary of the Company and are not pledged as collateral under any of the Company’s debt agreements.

The Company’s credit facilities, loan agreements and indentures contain customary covenants, including, among other things, covenants that restrict our ability to incur certain additional indebtedness, create or permit liens on assets, pay dividends, or engage in mergers or consolidations. Certain debt agreements also contain various and customary events of default with respect to the loans, including, without limitation, the failure to pay interest or principal when the same is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true and certain insolvency events. If an event of default occurs and is continuing, the principal amounts outstanding, together with all accrued unpaid interest and other amounts owed thereunder may be declared immediately due and payable by the lenders. Were such an event to occur, the Company would be forced to seek new financing that may not be on as favorable terms as our current facilities. The Company’s ability to refinance its indebtedness on favorable terms, or at all, is directly affected by the current economic and financial conditions. In addition, the Company’s ability to incur secured indebtedness (which may enable it to achieve more favorable terms than the incurrence of unsecured indebtedness) depends in part on the value of its assets, which depends, in turn, on the strength of its cash flows, results of operations, economic and market conditions and other factors. The Company is currently in compliance with all of its debt agreements.

Accrued Expenses And Other Long-Term Liabilities	12 Months Ended
Dec. 29, 2012
Accrued Expenses And Other Long-Term Liabilities
12.	ACCRUED EXPENSES AND OTHER LONG-TERM LIABILITIES

Accrued expenses and other long-term liabilities as of December 29, 2012 and December 31, 2011 consisted of the following (in thousands):

	December 29,	December 31,
	2012	2011
Accrued expenses:
Salary, wages and bonus expenses	$60,855	$105,389
Operating expenses	66,795	66,285
Workers’ compensation, general liability and fleet liability	44,868	48,858
Group medical liability	21,701	19,635
Customer rebates and other selling expenses	60,598	52,291
Restructuring	11,696	13,280
Property and sales tax	20,790	15,911
Interest	79,951	56,894
Interest rate swap derivative	2,034	—
Other	19,018	12,626

Total accrued expenses	$388,306	$391,169

Other long-term liabilities:
Workers’ compensation, general liability and fleet liability	$114,601	$127,033
Accrued pension and postretirement benefit obligations	239,549	207,811
Restructuring	65,602	77,713
Unfunded lease obligation	28,371	29,403
Interest rate swap derivative	—	29,685
Other	31,519	28,985

Total other long-term liabilities	$479,642	$500,630

Self-Insured Liabilities — The Company has a self-insurance program for general liability, fleet liability and workers’ compensation claims. Claims in excess of certain levels are fully insured. The self-insurance liabilities, included in the table above under “Workers’ compensation, general liability and fleet liability,” are recorded at discounted present value. A summary of self-insurance liability activity for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended	Year Ended	Year Ended
	December 29,	December 31,	January 1,
	2012	2011	2011
Balance at beginning of the year	$175,891	$187,694	$177,009
Charged to costs and expenses	37,763	46,127	66,338
Payments	(54,185)	(57,930)	(55,653)

Balance at end of the year	$159,469	$175,891	$187,694

Restructuring and Tangible Asset Impairment Charges	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Restructuring and Tangible Asset Impairment Charges
10.	RESTRUCTURING AND TANGIBLE ASSET IMPAIRMENT CHARGES

During 2013, certain Assets Held for Sale were adjusted to equal their estimated fair value less costs to sell resulting in tangible asset impairment charges of $2 million. During 2013, a reversal of an excess liability for an unused leased facility was substantially offset by minimal severance costs incurred. During 2012, the Company recognized minimal residual severance costs relating to 2011 initiatives.

A summary of the restructuring charges during the 13-weeks ended March 30, 2013 and March 31, 2012 is as follows (in thousands):

	13-Weeks Ended
	March 30,	March 31,
	2013	2012
Severance and related costs	$469	$6
Facility closing costs	(537)	—
Tangible asset impairment charges	1,860	—

Total	$1,792	$6

The following table summarizes the changes in the restructuring liabilities for the 13-weeks ended March 30, 2013 (in thousands):

	Severance	Facility
	and Related	Closing
	Costs	Costs	Total
Balance at December 29, 2012	$74,121	$3,177	$77,298
Current period charges	477	94	571
Change in estimate	(8)	(631)	(639)
Payments and usage — net of accretion	(2,817)	(311)	(3,128)

Balance at March 30, 2013	$71,773	$2,329	$74,102

The $72 million of restructuring liabilities as of March 30, 2013 for severance and related costs include $65 million of multiemployer pension withdrawal liabilities relating to closed facilities, payable in monthly installments through 2031 at interest effectively at 6.5% to 6.7%.

13.	RESTRUCTURING AND TANGIBLE ASSET IMPAIRMENT CHARGES

As part of its ongoing efforts to reduce costs and improve operating efficiencies, starting in 2010, the Company implemented a plan to migrate from a decentralized to a functionalized organization with more processes and technologies standardized and centralized across the company. During all periods presented, the Company has incurred restructuring costs as a result of these activities. Additionally, the Company periodically closes distribution facilities due to the construction of new facilities or the consolidation of facilities.

2012 Activities — During 2012, the Company recognized restructuring and tangible asset impairment charges of $9 million. Also, the Company announced the closing of four facilities, including three distribution facilities and one administrative support facility. The closed facilities ceased operations in 2012 and were consolidated into other Company facilities. The closing of the four facilities resulted in $5 million of tangible asset impairment charges and minimal severance and related costs. During 2012, the Company recognized $3 million of net severance and related costs for initiatives to optimize and transform our business processes and systems. Also, certain Assets Held for Sale were adjusted to equal their estimated fair value less costs to sell, resulting in tangible asset impairment charges of $3 million. Additionally, the Company reversed $2 million of liabilities for unused leased facilities.

2011 Activities — During 2011, the Company announced the closing of four distribution facilities and recognized restructuring and tangible asset impairment charges of $72 million. Three of the facilities ceased operations in 2011 and the other facility closed in 2012. One facility was closed due to construction of a new facility and the operations of the remaining three closed facilities were consolidated into other Company facilities. The closing of the four distribution facilities resulted in $45 million of severance and related costs, inclusive of a $40 million multiemployer pension withdrawal charge, and $7 million of tangible asset impairment charges. The Company also recognized $17 million of severance and related costs primarily for the reorganization and centralization of various functional areas of the Company including finance, human resources, replenishment and category management and $1 million of facility closing costs. Additionally, certain other Assets Held for Sale were adjusted to equal their estimated fair value less costs to sell, resulting in tangible asset impairment charges of $2 million.

2010 Activities — During 2010, the Company completed two facility closings announced in late 2009 and recognized restructuring and tangible asset impairment charges of $11 million. The closing date of one facility was deferred until later in 2010 resulting in $6 million of additional severance and related costs before it closed in 2010. The Company recognized $2 million of severance and related costs for reorganization and centralization of certain functional areas of the Company and $2 million related to additional reductions of administrative personnel. Also, certain Assets Held for Sale were also adjusted to equal their estimated fair value less costs to sell, resulting in tangible asset impairment charges of $2 million. Additionally, the Company recognized facility closing costs of $1 million and reversed $2 million of liabilities for unused leased facilities.

Changes in the restructuring liabilities as of December 29, 2012, December 31, 2011, and January 1, 2011, are as follows (in thousands):

	Severance	Facility
	and Related	Closing
	Costs	Costs	Total
Balance at January 2, 2010	$44,127	$11,872	$55,999
Current period charges	10,181	986	11,167
Change in estimate	(670)	(2,157)	(2,827)
Payments and usage — net of accretion	(11,273)	(4,196)	(15,469)

Balance at January 1, 2011	42,365	6,505	48,870
Current period charges	64,302	1,135	65,437
Change in estimate	(2,445)	(360)	(2,805)
Payments and usage — net of accretion	(18,822)	(1,687)	(20,509)

Balance at December 31, 2011	85,400	5,593	90,993
Current period charges	4,703	51	4,754
Change in estimate	(1,575)	(1,786)	(3,361)
Payments and usage — net of accretion	(14,407)	(681)	(15,088)

Balance at December 29, 2012	$74,121	$3,177	$77,298

A summary of the restructuring and tangible asset impairment charges for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

	Year Ended	Year Ended	Year Ended
	December 29, 2012	December 31, 2011	January 1, 2011
Severance and related costs	$3,128	$61,857	$9,511
Facility closing costs	(1,735)	775	(1,171)
Tangible asset impairment charges	7,530	9,260	2,172

Total	$8,923	$71,892	$10,512

The $74 million of restructuring liabilities as of December 29, 2012 for severance and related costs include $67 million of multiemployer pension withdrawal liabilities relating to closed facilities, payable in monthly installments through 2031 at interest effectively at 6.5% to 6.7%.

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Related Party Transactions
11.	RELATED PARTY TRANSACTIONS

The Company pays a $0.8 million monthly management fee to investment funds associated with or managed by the Sponsors. For each of the 13-week periods ended March 30, 2013 and March 31, 2012, the Company recorded management fees and related expenses of $3 million, reported as distribution, selling and administrative costs in the consolidated statements of comprehensive loss. Affiliates of KKR, one of the Company’s Sponsors, received transaction fees of $1 million for services relating to the 2013 debt refinancing transaction.

As discussed in Note 9 — Debt, entities affiliated with the Sponsors hold various positions in some of our debt facilities and participated in our 2013 debt refinancing transaction. Entities affiliated with KKR, one of the Company’s Sponsors, were initial purchasers of $6 million in aggregate principal of Senior Notes sold in January 2013. At March 30, 2013, entities affiliated with KKR held $372 million in principal of the Company’s debt facilities.

14.	RELATED-PARTY TRANSACTIONS

The Company pays a monthly management fee of $0.8 million to investment funds associated with or designated by the Sponsors. For the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, the Company recorded $10 million, $10 million and $11 million in management fees and related expenses, respectively, reported as distribution, selling and administrative costs in the consolidated statements of comprehensive loss. Affiliates of one of our Sponsors received transaction fees of $3 million for services relating to the 2012 debt refinancing transactions. During the fiscal year ended January 1, 2011, USF Holding Corp. and the Company paid an affiliate of one of the Sponsors $1 million for financial advisory and management services.

As discussed in Note 11 — Debt, entities affiliated with the Sponsors hold various positions in some of our debt facilities and participated in our 2012 refinancing transactions. At December 29, 2012, entities affiliated with the Sponsors held $736 million in principal of the Company’s debt facilities. In January 2013, $355 million in principal of outstanding Senior Subordinated Notes held by an entity affiliated with one of the Sponsors was redeemed through the issuance of additional Senior Notes. See Note 23 — Subsequent Events for additional information.

Share-Based Compensation and USF Holding Corp. Common Share Issuances	12 Months Ended
Dec. 29, 2012
Share-Based Compensation and USF Holding Corp. Common Share Issuances
15.	SHARE-BASED COMPENSATION AND USF HOLDING CORP. COMMON SHARE ISSUANCES

The Stock Incentive Plan provides for the sale of USF Holding Corp. common shares to US Foods’ named executive officers, other key employees and directors as well as the grant of (i) share options to purchase common shares, (ii) share appreciation rights and (iii) restricted shares of USF Holding Corp. to certain individuals. The Board of Directors of USF Holding Corp., or the Compensation Committee of the Board, is authorized to select the officers, employees and directors eligible to participate in the Stock Incentive Plan and either the Board or the Compensation Committee may determine the specific number of shares to be offered or options, share appreciation rights or restricted shares to be granted to an individual employee or director. A maximum of approximately 31.5 million shares is reserved for issuance under the Stock Incentive Plan.

The Company measures compensation expense for share-based equity awards at fair value at the date of grant and recognizes compensation expense over the service period for awards expected to vest. Total compensation expense related to share-based payment arrangements was $4 million, $15 million and $3 million for 2012, 2011 and 2010, respectively. No share-based compensation cost was capitalized as part of the cost of an asset during 2012, 2011 and 2010. The total income tax benefit recorded in the consolidated statement of comprehensive loss was $1 million, $6 million, and $1 million during 2012, 2011 and 2010, respectively.

USF Holding Corp. Common Share Issuances — Certain employees of US Foods have purchased shares of USF Holding Corp., pursuant to a management stockholder’s agreement associated with the Stock Incentive Plan. These shares are subject to the terms and conditions (including certain restrictions) of each management stockholder’s agreement and other documents signed at the time of purchase, as well as transfer limitations pursuant to applicable law. The Company measures fair value of USF Holding Corp. shares on a quarterly basis using the combination of a market approach and an income approach. The share price determined for a particular quarter end is the price which employee purchases and company repurchases are made for the subsequent quarter. Shares were purchased by employees in 2012 at prices of $5.00 to $6.00 per share. Shares were purchased by employees in 2011 at prices of $5.00 and $5.50 per share. Shares were purchased by employees in 2010 at a price of $4.50 per share.

The related shares and net proceeds, including loan activity and share costs, of the employee share purchases, which were contributed to the Company by USF Holding Corp. in fiscal year 2012, were as follows (in thousands):

	Number of	Net Proceeds
Stock Incentive Plan — Employee Shares	Shares	Contributed
Issued and outstanding at December 31, 2011	7,169	$33,885
Issued	52	761
Repurchased	(436)	(2,724)

Outstanding at December 29, 2012	6,785	$31,922

Share Option Awards — The Company granted Time Options and Performance Options to purchase common shares of USF Holding Corp. to certain employees of the Company (collectively the “Options”). These Options are subject to the restrictions set forth in the Stock Option Agreements. Shares purchased pursuant to option exercises would be governed by the restrictions in the Stock Incentive Plan and management stockholder’s agreements. The Company also has the right, but not the obligation, to require employees to sell purchased shares back to the Company if such employees cease employment with the Company. USF Holding Corp. contributes shares to the Company upon exercise of options or grants of other awards.

The Time Options vest and become exercisable ratably over five years on the last day of each fiscal year end beginning with the fiscal year issued.

The Performance Options vest and become exercisable ratably over five years on the last day of each fiscal year end beginning with the fiscal year issued, provided that the Company achieves an annual operating performance target as defined in the applicable stock option agreements (“Stock Option Agreements”). The Stock Option Agreements also provide for “catch-up vesting” of the Performance Options if an annual operating performance target is not achieved, but a cumulative operating performance target is achieved. The Company did not achieve either the annual or cumulative operating performance target for 2012 and, accordingly, did not record a compensation charge for the Performance Options in 2012. The Company achieved the annual operating performance target in 2011 and recorded a compensation charge for the Performance Options in 2011. The Company did not achieve either the annual or cumulative operating performance target for 2010 and 2009 and, accordingly, did not record a compensation charge for the Performance Options in 2010 and 2009. In 2011, the prior year performance targets were modified and the Company recorded a vesting charge of $6 million for 2010 and 2009.

The Options are nonqualified options with exercise prices equal to the estimated value of a share of USF Holdings Corp. stock at the date of the grant. The Options have exercise prices of $4.50 to $6.00 per share and generally have a 10-year life. The fair value of each option award is estimated as of the date of grant using a Black-Scholes option-pricing model, using the fair value of our shares as an input.

The weighted-average assumptions for options granted for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, are included in the following table:

	Year Ended	Year Ended	Year Ended
	December 29,	December 31,	January 1,
	2012	2011	2011
Expected volatility	35.0%	30.0%	30.0%
Expected dividends	0.0%	0.0%	0.0%
Risk-free rate	0.9%	1.2%	1.7%
Expected term (in years) 10-year options	6.7	6.5	6.1

Expected volatility is calculated based on the historical volatility of public companies similar to USF Holding Corp. The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant dates. The assumed dividend yield is zero because we have not historically paid dividends and do not have any current plans to pay dividends. Due to a lack of relevant historical data, the simplified approach was used to determine the expected term of the options.

A summary of options outstanding as of December 29, 2012 and changes during the fiscal year then ended is presented below:

	Time Options	Performance Options	Total Options	Weighted- Average Fair Value	Weighted- Average Exercise Price	Weighted - Average Remaining Contractual Years
Outstanding at December 31, 2011	10,707,770	10,707,770	21,415,540	$1.99	$4.90
Granted	565,626	565,626	1,131,252	$2.05	$5.95
Exercised	(425,500)	(425,500)	(851,000)	$2.21	$5.00
Forfeited	(247,318)	(247,318)	(494,636)	$1.74	$4.99

Outstanding at December 29, 2012	10,600,578	10,600,578	21,201,156	$2.03	$4.93	7

Vested and exercisable at December 29, 2012	7,854,223	6,681,874	14,536,097	$2.09	$4.92	7

The weighted-average grant date fair value of options granted in 2012, 2011 and 2010 was $2.05, $1.75 and $1.74, respectively. In 2012, 2011 and 2010, the Company recorded $2 million, $14 million and $3 million, respectively, in compensation expense related to the Options. The stock compensation expense, representing the fair value of stock options vested during the year, is reflected on the Company’s consolidated statements of comprehensive loss in distribution, selling and administrative costs. During 2012, 425,550 Time Options and 425,550 Performance Options were exercised by terminating employees for a cash outflow of $0.9 million, representing the excess of fair value over exercise price. During 2011, 131,000 Time Options and 131,000 Performance Options were exercised by terminating employees for a cash outflow of $0.1 million, representing the excess of fair value over exercise price. No options were exercised during 2010. As of December 29, 2012, there was $13 million of total unrecognized compensation costs related to nonvested options expected to vest under the Stock Option Agreements. That cost is expected to be recognized over a weighted-average period of 3 years. As of December 29, 2012, 7 million nonvested options are expected to vest in future years.

Restricted Shares — Certain employees of the Company received 481,702, 251,111 and 467,223 Restricted Shares in 2012, 2011 and 2010, respectively, of USF Holding Corp. (“Restricted Shares”) granted pursuant to the Stock Incentive Plan. Restricted Shares vest and become exercisable ratably over periods of two to five years. Under certain circumstances, as defined in the Stock Incentive Plan, the Restricted Shares are subject to accelerated vesting if there is a change in control. The summary of nonvested Restricted Shares as of December 29, 2012 and changes during the fiscal year then ended is presented below:

		Weighted-
		Average
	Restricted	Fair
	Shares	Value
Nonvested at December 31, 2011	485,223	$5.50
Granted	481,702	6.00
Vested	(340,023)	6.00
Forfeited	(34,059)	6.00

Nonvested at December 29, 2012	592,843	$6.00

The weighted-average grant date fair values for Restricted Shares granted in 2012, 2011 and 2010 were $6.00, $5.50 and $4.50, respectively. Expense of $2 million, $1 million and $0.4 million related to the Restricted Shares was recorded in distribution, selling and administrative costs during 2012, 2011 and 2010, respectively. The total fair value of Restricted Shares vested during 2012 was $2 million. As of December 29, 2012, there was $3 million of unrecognized compensation cost related to the Restricted Shares that we expect to recognize over a weighted-average period of three years.

Equity Appreciation Rights — The Company has an Equity Appreciation Rights (“EAR”) Plan for certain employees. Each EAR represents one phantom share of the common stock of USF Holding Corp. The EARs become vested and payable, primarily, at the time of a qualified public offering of equity shares or a change in control. EARs are forfeited upon termination of the participant’s employment with the Company. The EARs will be settled in cash upon vesting and, accordingly, are considered liability instruments. Certain employees of the Company received 511,800 EARs during 2012 at an exercise price of $5.75 per share. As of December 29, 2012, there were a total of 1,941,300 EARs outstanding with a weighted average exercise price of $5.00 per share.

As the EARs are liability instruments, the fair value of the awards is remeasured each reporting period until the award is settled. Since vesting is contingent upon performance conditions currently not considered probable, no compensation costs have been recorded to date for the EARs.

Leases	12 Months Ended
Dec. 29, 2012
Leases
16.	LEASES

The Company leases various warehouse and office facilities and certain equipment under operating and capital lease agreements that expire at various dates and in some instances contain renewal provisions. The Company expenses operating lease costs, including any scheduled rent increases, rent holidays or landlord concessions, on a straight-line basis over the lease term. The Company also has an unfunded lease obligation on its Perth Amboy, New Jersey distribution facility through 2023.

The Company is obligated under the above mentioned noncancelable lease agreements to make future minimum lease payments, together with contractual sublease income, as of December 29, 2012 as follows (in thousands):

	Unfunded Lease Obligation	Capital Leases	Operating Leases	Sublease Income	Net

2013	$3,819	$2,039	$40,735	$(1,930)	$44,663
2014	4,172	3,171	33,711	(1,907)	39,147
2015	4,172	3,237	28,864	(1,840)	34,433
2016	4,269	3,304	24,524	(1,325)	30,772
2017	4,269	3,371	20,132	(702)	27,070
Thereafter	28,169	27,385	79,157	—	134,711

Total minimum lease payments (receipts)	48,870	42,507	$227,123	$(7,704)	$310,796

Less amount representing interest	(16,696)	(11,432)

Present value of minimum lease payments	$32,174	$31,075

Total lease expense, included in distribution, selling and administrative costs in the Company’s consolidated statements of comprehensive loss, for operating leases for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 was $50 million, $54 million and $56 million, respectively.

Retirement Plans	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Retirement Plans
12.	RETIREMENT PLANS

The Company has defined benefit and defined contribution retirement plans for its employees. Also, the Company contributes to various multiemployer plans under collective bargaining agreements and provides certain health care benefits to eligible retirees and their dependents.

The components of net pension and other post retirement benefit costs for the periods presented are as follows (in thousands):

	13-Weeks Ended
	Pension Benefits		Other Postretirement Plans
	March 30, 2013	March 31, 2012	March 30, 2013	March 31, 2012
Service cost	$8,030	$6,426	$38	$35
Interest cost	8,368	9,447	108	128
Expected return on plan assets	(10,482)	(10,329)	—	—
Amortization of prior service cost	50	26	—	—
Amortization of net loss	3,257	3,440	28	8

Net periodic benefit costs	$9,223	$9,010	$174	$171

During the 13-weeks ended March 30, 2013 and March 31, 2012, the Company reclassified $3 million out of accumulated other comprehensive income to distribution, selling and administrative costs relating to retirement benefit obligations.

The Company contributed $9 million and $7 million to its defined benefit and other postretirement plans during the 13-week periods ended March 30, 2013 and ended March 31, 2012, respectively. The Company anticipates making $49 million in contributions, including payments described above, to its pension plans and other postretirement plans during fiscal year 2013.

17.	RETIREMENT PLANS

The Company has defined benefit and defined contribution retirement plans for its employees. Also, the Company contributes to various multiemployer plans under collective bargaining agreements and provides certain health care benefits to eligible retirees and their dependents.

Company Sponsored Defined Benefit Plans — The Company maintains several qualified retirement plans and a nonqualified retirement plan (“Retirement Plans”) that pay benefits to certain employees at retirement, using formulas based on a participant’s years of service and compensation. In addition, the Company maintains a postemployment health and welfare plan for certain employees of which components are included in the tables below under Other Postretirement Plans. Amounts related to defined benefit plans recognized in the consolidated financial statements are determined on an actuarial basis.

The components of net pension and other postretirement benefit costs for each fiscal year are as follows (in thousands):

	Pension Benefits
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Components of net periodic pension cost:
Service cost	$25,819	$22,405	$18,989
Interest cost	38,404	36,013	33,826
Expected return on plan assets	(41,621)	(38,295)	(34,488)
Amortization of prior service cost	102	102	102
Amortization of net loss	14,572	11,541	7,059
Settlements	17,840	—	—

Net periodic pension costs	$55,116	$31,766	$25,488

	Other Postretirement Plans
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Components of net periodic postretirement benefit costs:
Service cost	$140	$138	$120
Interest cost	512	546	595
Amortization of net loss (gain)	34	44	(6)

Net periodic other post-retirement benefit costs	$686	$728	$709

Net period pension expense for 2012 includes an $18 million settlement charge resulting from lump-sum payments to former employees participating in several Company sponsored pension plans.

Changes in plan assets and benefit obligations recorded in other comprehensive loss for pension and other postretirement benefits for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, are as follows (in thousands):

	Pension Benefits
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Changes recognized in other comprehensive loss :
Actuarial loss	$(54,059)	$(41,101)	$(37,754)
Prior service cost	(620)	—	—
Amortization of prior service cost	102	102	102
Amortization of net loss	14,572	11,541	7,059
Settlements	17,840	—	—

Net periodic pension costs	$(22,165)	$(29,458)	$(30,593)

	Other Postretirement Plans
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Changes recognized in other comprehensive loss:
Actuarial (loss) gain	$(661)	$449	$(643)
Amortization of net loss (gain)	34	44	(6)

Net periodic other post-retirement benefit costs	$(627)	$493	$(649)

The funded status of the defined benefit plans for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

	Pension Benefits
	December 29, 2012	December 31, 2011	January 1, 2011

Change in benefit obligation:
Benefit obligation at beginning of period	$762,771	$676,048	$589,995
Service cost	25,819	22,405	18,989
Interest cost	38,404	36,013	33,825
Actuarial loss	82,840	52,900	55,701
Plan amendments	620	—	—
Settlements	(68,627)	(225)	(225)
Benefit disbursements	(45,838)	(24,370)	(22,237)

Benefit obligation at end of period	795,989	762,771	676,048

Change in plan assets:
Fair value of plan assets at beginning of period	564,651	502,947	440,483
Return on plan assets	70,403	50,094	52,435
Employer contribution	46,179	36,205	32,491
Settlements	(68,627)	(225)	(225)
Benefit disbursements	(45,838)	(24,370)	(22,237)

Fair value of plan assets at end of period	566,768	564,651	502,947

Net amount recognized	$(229,221)	$(198,120)	$(173,101)

	Other Postretirement Plans
	December 29, 2012	December 31, 2011	January 1, 2011

Change in benefit obligation:
Benefit obligation at beginning of period	$10,653	$11,065	$10,795
Service cost	140	138	120
Interest cost	512	546	595
Employee contributions	297	411	416
Actuarial loss (gain)	661	(449)	643
Benefit disbursements	(906)	(1,058)	(1,504)

Benefit obligation at end of period	11,357	10,653	11,065

Change in plan assets:
Fair value of plan assets at beginning of period	—	—	—
Employer contribution	609	647	1,088
Employee contributions	297	411	416
Benefit disbursements	(906)	(1,058)	(1,504)

Fair value of plan assets at end of period	—	—	—

Net amount recognized	$(11,357)	$(10,653)	$(11,065)

	Pension Benefits
	December 29, 2012	December 31, 2011	January 1, 2011
Amounts recognized in the consolidated balance sheets consist of the following:
Accrued benefit obligation — current	$(401)	$(332)	$(225)
Accrued benefit obligation — noncurrent	(228,820)	(197,788)	(172,876)

Net amount recognized in the consolidated balance sheets	$(229,221)	$(198,120)	$(173,101)

Amounts recognized in accumulated other comprehensive loss consist of the following:
Prior service cost	$(1,030)	$(513)	$(615)
Net loss	(203,647)	(181,999)	(152,439)

Net liability recognized in accumulated other comprehensive loss	$(204,677)	$(182,512)	$(153,054)

Additional information:
Accumulated benefit obligation	$733,626	$721,874	$642,250
Unfunded accrued pension cost	(24,544)	(15,608)	(20,047)

	Other Postretirement Plans
	December 29, 2012	December 31, 2011	January 1, 2011
Amounts recognized in the consolidated balance sheets consist of the following:
Accrued benefit obligation — current	$(628)	$(630)	$(700)
Accrued benefit obligation — noncurrent	(10,729)	(10,023)	(10,365)

Net amount recognized in the consolidated balance sheets	$(11,357)	$(10,653)	$(11,065)

Amounts recognized in accumulated other comprehensive loss consist of the following:
Net loss	$(1,063)	$(436)	$(929)

Net liability recognized in accumulated other comprehensive loss	$(1,063)	$(436)	$(929)

Additional information — unfunded accrued benefit cost	$(10,294)	$(10,217)	$(10,136)

	Pension Benefits	Other Postretirement Benefits
Amounts expected to be amortized from accumulated other comprehensive loss in the next fiscal year:
Net loss	$13,029	$112
Prior service cost	198	—

Net expected to be amortized	$13,227	$112

Assumptions used to determine benefit obligations at period-end and net pension costs were as follows:

	Pension Benefits
	December 29, 2012	December 31, 2011	January 1, 2011

Benefit obligation:
Discount rate	4.29%	5.08%	5.38%
Annual compensation increase	3.6%	4.0%	4.0%
Net cost:
Discount rate	5.08%	5.38%	5.90%
Expected return on plan assets	7.25%	7.50%	7.75%
Annual compensation increase	4.0%	4.0%	4.0%

	Other Postretirement Plans
	December 29, 2012	December 31, 2011	January 1, 2011
Benefit obligation — discount rate	3.90%	4.95%	5.10%
Net cost — discount rate	4.95%	5.10%	5.70%

The measurement dates for the pension and other postretirement benefit plans were December 29, 2012, December 31, 2011 and January 1, 2011.

A health care cost trend rate is used in the calculations of postretirement medical benefit plan obligations. The assumed healthcare trend rates for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, are as follows:

	December 29, 2012	December 31, 2011	January 1, 2011

Immediate rate	7.50%	7.80%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year the rate reaches the ultimate trend rate	2028	2028	2028

A one percent change in the rate would result in a change to the postretirement medical plan obligation of less than $1 million. Retirees covered under these plans are responsible for the cost of coverage in excess of the subsidy, including all future cost increases.

For guidance in determining the discount rate, the Company determines the implied rate of return on a hypothetical portfolio of high-quality fixed-income investments for which the timing and amount of cash outflows approximates the estimated payouts of the pension plans. The discount rate assumption is reviewed annually and revised as deemed appropriate.

The expected long-term rate of return on plan assets is derived from a mathematical asset model that incorporates assumptions as to the various asset class returns, reflecting a combination of historical performance analysis and the forward-looking views of the financial markets regarding the yield on long-term bonds and the historical returns of the major stock markets. The rate of return assumption is reviewed annually and revised as deemed appropriate.

The Company’s investment objective for our Company sponsored plans is to provide a common investment platform and investment managers, overseen by the Company’s Retirement Administration Committee, which will adopt and maintain an asset allocation strategy for the plans’ assets designed to address the Retirement Plans’ liability structure. The Company has developed an asset allocation policy and rebalancing policy, and reviews the major asset classes, through consultation with investment consultants, at least quarterly to determine if the plan assets are performing as expected. The Company’s 2012 strategy targeted a mix of 50% equity securities and 50% long-term debt securities and cash equivalents. The actual mix of investments at December 29, 2012 was 48% equity securities and 52% long-term debt securities and cash equivalents. The Company plans to manage the actual mix of investments to achieve its target mix.

The following table (in thousands) sets forth by level within the fair value hierarchy the assets of the Company’s defined benefit plans assets. See Note 4 — Fair Value Measurements for a detailed description of the three-tier fair value hierarchy.

	Asset Fair Value as of December 29, 2012
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$2,079	$—	$—	$2,079
Common collective trust funds:
Cash equivalents	—	8,178	—	8,178
Domestic equities	—	189,872	—	189,872
International equities	—	28,529	—	28,529
Mutual funds:
Domestic equities	24,060	—	—	24,060
International equities	31,346	—	—	31,346
Long-term debt securities:
Corporate debt securities:
Domestic	—	137,457	—	137,457
International	—	20,341	—	20,341
U.S. government securities	—	112,681	—	112,681
Government agencies securities	—	9,343	—	9,343
Other	—	2,882	—	2,882

	$57,485	$509,283	$—	$566,768

	Asset Fair Value as of December 31, 2011
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$8,345	$—	$—	$8,345
Common collective trust funds:
Cash equivalents	—	4,119	—	4,119
Domestic equities	—	205,947	—	205,947
International equities	—	25,865	—	25,865
Mutual funds:
Domestic equities	23,926	—	—	23,926
International equities	28,787	—	—	28,787
Long-term debt securities:
Corporate debt securities:
Domestic	—	114,489	—	114,489
International	—	18,002	—	18,002
U.S. government securities	—	120,698	—	120,698
Government agencies securities	—	8,568		8,568
Other	—	1,944	—	1,944
Investment contract	—	—	3,961	3,961

	$61,058	$499,632	$3,961	$564,651

A description of the valuation methodologies used for assets measured at fair value is as follows:

•	Cash and cash equivalents are valued at original cost plus accrued interest.

•

Common collective trust funds are valued at the net asset value of the shares held at the end of the reporting period. This class represents investments in actively managed common collective trust funds that invest primarily in equity securities which may include common stocks, options and futures. Investments are valued at the net asset value per share multiplied by the number of shares held as of the measurement date.

•	Mutual funds are valued at the closing price reported on the active market on which individual funds are traded.

•	Long-term debt securities are valued at the estimated price a dealer will pay for the individual securities.

•	The investment contract is valued at contract value, which approximates fair value.

The investment contract was classified as a Level 3 asset in the fair value hierarchy. A summary of changes in the fair value of this Level 3 asset for the fiscal year ended December 29, 2012 and December 31, 2011 is as follows (in thousands):

	December 29, 2012	December 31, 2011
Balance at beginning of period	$3,961	$3,788
Net realized gain on assets	—	173
Sales and settlements — net	(3,961)	—

Balance at end of period	$—	$3,961

Estimated future benefit payments, under Company sponsored plans as of December 29, 2012, are as follows (in thousands):

	Pension	Postretirement
	Benefits	Plans
2013	$31,969	$629
2014	32,662	712
2015	34,006	798
2016	34,927	850
2017	37,369	870
Subsequent five years	211,348	4,486

Estimated required and discretionary contributions expected to be contributed by the Company to the Retirement Plans in 2013 total $49 million.

Other Company Sponsored Benefit Plans — Employees are eligible to participate in a defined contribution 401(k) plan which provides that under certain circumstances the Company may make matching contributions of up to 50% of the first 6% of a participant’s compensation. The Company’s contributions to this plan were $25 million, $23 million and $21 million in the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, respectively. The Company, at its discretion, may make additional contributions to the 401(k) Plan. In 2011, the Company made a $2 million discretionary contribution primarily for the benefit of eligible non-exempt employees. The Company made no discretionary contributions under the 401(k) plan in fiscal years 2012 and 2010.

Multiemployer Pension Plans — The Company contributes to numerous multiemployer pension plans under the terms of collective bargaining agreements that cover certain of its union-represented employees. The Company does not administer these multiemployer pension plans.

The risks of participating in multiemployer pension plans differ from traditional single-employer defined benefit plans as follows:

•	Assets contributed to a multiemployer pension plan by one employer may be used to provide benefits to the employees of other participating employers;

•	if a participating employer stops contributing to a multiemployer pension plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and

•	if the Company elects to stop participation in a multiemployer pension plan, the Company may be required to pay a withdrawal liability based upon the underfunded status of the plan.

The Company’s participation in multiemployer pension plans for the year ended December 29, 2012 is outlined in the tables below. The Company considers significant plans to be those plans to which the Company contributed more than 5% of total contributions to the plan in a given plan year or for which the Company believes its estimated withdrawal liability, should it decide to voluntarily withdraw from the plan, may be material to the Company. For each plan that is considered individually significant to the Company, the following information is provided:

•	The EIN/Plan Number column provides the Employee Identification Number (“EIN”) and the three-digit plan number (“PN”) assigned to a plan by the Internal Revenue Service.

•

The most recent Pension Protection Act (“PPA”) zone status available for 2012 and 2011 is for the plan years beginning in 2012 and 2011, respectively. The zone status is based on information provided to participating employers by each plan and is certified by the plan’s actuary. A plan in the red zone has been determined to be in critical status, based on criteria established under the Internal Revenue Code (the “Code”), and is generally less than 65% funded. A plan in the yellow zone has been determined to be in endangered status, based on criteria established under the Code, and is generally less than 80% funded. A plan in the green zone has been determined to be neither in critical status nor in endangered status, and is generally at least 80% funded.

•

The FIP/RP Status Pending/Implemented column indicates plans for which a financial improvement plan (“FIP”) or a rehabilitation plan (“RP”) is either pending or has been implemented. In addition to regular plan contributions, participating employers may be subject to a surcharge if the plan is in the red zone.

•	The Surcharge Imposed column indicates whether a surcharge has been imposed on participating employers contributing to the plan.

•	The Expiration Dates column indicates the expiration dates of the collective-bargaining agreements to which the plans are subject.

PPA Zone Status
Pension Fund	EIN / Plan Number	2012	2011	FIP/RP Status Pending / Implemented	Surcharge Imposed	Expiration Dates
Central States, Southeast and Southwest Areas Pension Fund	36-6044243 / 001	Red	Red	Implemented	Yes	4/30/13 to 4/30/16
Western Conference of Teamsters Pension Trust Fund (1)	91-6145047 / 001	Green	Green	N/A	No	11/16/12 to 10/1/15 (2)
Minneapolis Food Distributing Industry Pension Plan (1)	41-6047047 / 001	Yellow	Yellow	Implemented	No	3/31/14
Teamster Pension Trust Fund of Philadelphia and Vicinity (1)	23-1511735 001	Yellow	Yellow	Pending	No	2/8/12 to 3/10/12(3)
Truck Drivers & Helpers Local 355 Pension Fund (1)	52-0951433 001	Yellow	Yellow	Pending	No	3/15/15
Local 703 I.B. of T. Grocery and Food Employees’ Pension Plan	36-6491473 / 001	Green	Green	N/A	No	6/30/13
United Teamsters Trust Fund A	13-5660513 / 001	Red	Red	Implemented	Yes	5/30/15
Warehouse Employees Local 169 and Employers Joint Pension Fund (1)	23-6230368 / 001	Red	Red	Implemented	Yes	2/8/12(4)
Warehouse Employees Local No. 570 Pension Fund	52-6048848 / 001	Green	Green	N/A	No	3/15/15

(1)	The plan has elected to utilize special amortization provisions provided under the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010.
(2)	The Company is a party to multiple collective bargaining agreements requiring contributions to this pension fund. A collective bargaining agreement within this pension fund expired in 2012 and continues to operate under an extension.
(3)	The Company is a party to three collective bargaining agreements requiring contributions to this pension fund. The agreements expired in 2012 and continue to operate under extensions.
(4)	The collective bargaining agreement for this pension fund is operating under an extension.

The following table provides information about the Company’s contributions to its multiemployer pension plans. For plans that are not individually significant to the Company, the total amount of USF contributions is aggregated.

	USF Contributions (1) (2)			USF Contributions Exceed 5% of
Pension	(in thousands)			Total Plan Contributions (3)
Fund	2012	2011	2010	2011	2010
Central States, Southeast and Southwest Areas Pension Fund	$3,389	$3,059	$2,932	No	No
Western Conference of Teamsters Pension Trust Fund	8,309	7,965	7,390	No	No
Minneapolis Food Distributing Industry Pension Plan	4,235	3,985	3,868	Yes	Yes
Teamster Pension Trust Fund of Philadelphia and Vicinity	2,808	2,685	2,687	No	No
Truck Drivers and Helpers Local 355 Pension Fund	1,491	1,338	1,297	Yes	Yes
Local 703 I.B. of T. Grocery and Food Employees’ Pension Plan	1,017	885	833	Yes	Yes
United Teamsters Trust Fund A	1,144	930	806	Yes	Yes
Warehouse Employees Local 169 and Employers Joint Pension Fund	961	948	911	Yes	Yes
Warehouse Employees Local No. 570 Pension Fund	969	878	922	Yes	Yes
Other Funds	3,935	3,768	4,437	-	-

	$28,258	$26,441	$26,083

(1)	Contributions made to these plans during the Company’s fiscal year, which may not coincide with the plans’ fiscal years.
(2)	Contributions do not include payments related to multiemployer pension withdrawals as described in Note 13 — Restructuring and Tangible Asset Impairment Charges.
(3)	Indicates where the Company was listed in the respective multiemployer plan Form 5500 for the applicable plan year as having made more than 5% of total contributions to the plan.

If the Company elected to voluntarily withdraw from a multiemployer pension plan, it would be responsible for its proportionate share of the plan’s unfunded vested liability. Based on the latest information available from plan administrators, the Company estimates its aggregate withdrawal liability from the multiemployer pension plans in which it participates to be approximately $230 million as of December 29, 2012. This estimate excludes $67 million of multiemployer pension plan withdrawal liabilities recorded in the Company’s consolidated financial statements related to closed facilities as of December 29, 2012 and as further described in Note 13 — Restructuring and Tangible Asset Impairment Charges. Actual withdrawal liabilities incurred by the Company, if it were to withdraw from one or more plans, could be materially different from the estimates noted herein based on better or more timely information from plan administrators or other changes impacting the respective plan’s funded status.

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Income Taxes
14.	INCOME TAXES

The Company’s effective income tax rates for the 13-week periods ended March 30, 2013 and March 31, 2012, were (15)% and 34%, respectively. The determination of the Company’s overall effective tax rate requires the use of estimates. The effective tax rate reflects the income earned and taxed in various U.S. federal and state jurisdictions. Tax law changes, increases and decreases in permanent differences between book and tax items, tax credits and the Company’s change in income from each jurisdiction all affect the overall effective tax rate.

The effective tax rate for the quarter ended March 30, 2013 varied from the federal statutory rate of 35% primarily due to expenses not deductible for federal income tax purposes and an $11 million increase in our valuation allowance as a result of increased deferred tax assets (net operating losses) not covered by future reversals of deferred tax liabilities. For the 13-weeks ended March 30, 2013, the Company has utilized an annual effective tax rate for purposes of determining its year-to-date tax expense, excluding the effect of tax expense on the amortization of its tax goodwill, which was instead measured discretely by quarter to calculate income taxes resulting in the valuation allowance being recognized ratably during 2013 consistent with the tax amortization of goodwill. For the 13-week period ended March 30, 2013, the Company concluded that the use of the expected annual effective tax rate, but excluding the effective rate effects of the tax goodwill amortization was more appropriate than use of the comprehensive expected annual effective tax rate.

Management concluded that to use the forecast annual rate with the amortization of tax goodwill included would not be reliable for use in quarterly reporting of income taxes due to such rate’s significant sensitivity to minimal changes in forecasted annual pre-tax earnings. The impact of including the tax goodwill amortization in the annual effective tax rate computation, as applied to the quarterly pre-tax loss of $82 million, would be distortive to the financial statements. It is as a result of that effect that management concluded that the readers of the financial statements would best benefit from a tax provision for the quarter that reflects the accretion of the valuation allowance on a discrete, ratable basis.

We have a valuation allowance against our net deferred tax assets (excluding “naked credits”). Naked credits refer to deferred tax liabilities associated with the tax amortization of goodwill and indefinite lived intangible assets that are not amortized for financial reporting purposes. The deferred tax liability remains on the balance sheet indefinitely until such time the related assets are impaired or the business to which those assets relate are disposed. As the deferred tax liability could have an indefinite life, it is not netted against our deferred tax assets when determining the required valuation allowance. The valuation allowance was established based upon management’s assessment of all available evidence, both positive and negative, including current and historical operating results and potential tax-planning strategies. The conclusion was based primarily on our cumulative pretax losses in recent years and the need to generate significant amounts of taxable income in future periods in order to utilize existing deferred tax assets. Given the Company’s cumulative loss position, there was no reliance placed upon future income projections. The valuation allowance was $129 million at December 29, 2012. Our deferred tax assets, related to federal and state net operating losses, increased $11 million during the 13-weeks ending March 30, 2013, which resulted in the valuation allowance increasing by $11 million at March 30, 2013. We intend to maintain a full valuation allowance on our deferred tax assets until sufficient positive evidence related to sources of future taxable income exists to support a reversal of the valuation allowance.

The effective tax rate for the quarter ended March 31, 2012 varied from the federal statutory rate of 35% primarily due to changes in the valuation allowance, partially offset by the effect of state income taxes.

18.	INCOME TAXES

The income tax provision (benefit) for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, consisted of the following (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Current:
Federal	$7	$(42)	$(42)
State	299	(432)	971

Current income tax provision (benefit)	306	(474)	929

Deferred:
Federal	37,635	(43,551)	6,670
State	4,507	1,951	7,986

Deferred income tax provision (benefit)	42,142	(41,600)	14,656

Total income tax provision (benefit)	$42,448	$(42,074)	$15,585

The Company’s effective income tax rates for the fiscal years ended December 29, 2012, December 31, 2011 and January 2, 2010 were (487)%, 29% and 595%, respectively. The determination of the Company’s overall effective tax rate requires the use of estimates. The effective tax rate reflects the income earned and taxed in U.S. federal and various state jurisdictions. Tax law changes, increases and decreases in permanent differences between book and tax items, changes in valuation allowances, tax credits and the Company’s change in income from each jurisdiction all affect the overall effective tax rate.

The reconciliation of the provisions for income taxes from continuing operations at the U.S. federal statutory income tax rate of 35% to the Company’s income taxes for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Federal income tax (benefit) expense computed at statutory rate	$(3,054)	$(50,486)	$917
Increase (decrease) in income taxes resulting from:
State income taxes — net of federal income tax benefit	(24)	(4,983)	307
Statutory rate and apportionment change	(1,000)	(74)	(486)
Change in reserves	—	—	3,051
Non-deductible expenses	2,215	1,964	2,324
Return to accrual reconciliation	29	494	2,881
Valuation allowance for deferred tax assets	43,748	10,769	4,532
Net operating loss expirations	634	772	1,568
Other	(100)	(530)	491

Total income tax provision (benefit)	$42,448	$(42,074)	$15,585

Temporary differences and carryforwards that created significant deferred tax assets and liabilities at December 29, 2012 and December 31, 2011 were as follows (in thousands):

	December 29, 2012	December 31, 2011
Deferred tax assets:
Allowance for doubtful accounts	$10,204	$15,329
Accrued employee benefits	32,211	52,172
Restructuring reserves	39,131	42,264
Workers’ compensation, general liability and auto liabilities	62,353	68,656
Deferred income	1,506	1,979
Deferred financing costs	11,234	—
Pension liability	75,233	64,886
Interest rate derivative liability	795	11,613
Net operating loss carryforwards	215,443	209,548
Other accrued expenses	15,241	14,581

Total gross deferred tax assets	463,351	481,028
Less valuation allowance	(128,844)	(85,685)

Total net deferred tax assets	334,507	395,343

Deferred tax liabilities:
Property and equipment	(139,365)	(140,018)
Inventories	(20,263)	(31,278)
Intangibles	(532,341)	(537,323)

Total deferred tax liabilities	(691,969)	(708,619)

Net deferred tax liability	$(357,462)	$(313,276)

The net deferred tax liability is presented in the December 29, 2012 and December 31, 2011 consolidated balance sheets as follows (in thousands):

	2012	2011
Current deferred tax asset	$8,034	$30,915
Noncurrent deferred tax liability	(365,496)	(344,191)

Net deferred tax liability	$(357,462)	$(313,276)

A summary of the activity in the valuation allowance for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Balance at beginning of period	$85,685	$74,916	$70,384
Charged to expense	43,748	10,769	4,532
Other	(589)	—	—

Balance at end of period	$128,844	$85,685	$74,916

As of December 29, 2012, the Company has recorded valuation allowances of $44 million and $85 million for federal and state net operating loss carryforwards, respectively, based upon expected future utilization. The Company also has a federal minimum tax credit carryforward of approximately $1 million.

As of December 29, 2012, we have tax affected federal and state net operating loss carryforwards of $125 million and $90 million, respectively, which will expire at various dates from 2013 to 2032.

The Company’s net operating loss carryforwards expire as follows (in millions):

	Federal	State	Total
2013-2017	$—	$9	$9
2018-2022	8	31	39
2023-2027	31	36	67
2028-2032	86	14	100

	$125	$90	$215

The Company recognizes an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits as of December 29. 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

Balance at January 2, 2010	$61,758
Gross increases due to positions taken in prior years	969
Gross decreases due to positions taken in prior years	(1,027)
Gross increases due to positions taken in current year	111
Decreases due to lapses of statute of limitations	(197)
Decreases due to changes in tax rates	(7)

Balance at January 1, 2011	61,607
Gross increases due to positions taken in prior years	70
Gross decreases due to positions taken in prior years	(802)
Decreases due to lapses of statute of limitations	(92)
Decreases due to changes in tax rates	(385)

Balance at December 31, 2011	60,398
Gross decreases due to positions taken in prior years	(333)
Gross increases due to positions taken in current year	71
Decreases due to lapses of statute of limitations	(73)
Decreases due to changes in tax rates	(436)

Balance at December 29, 2012	$59,627

The Company recognizes interest and penalties related to uncertain tax positions in interest expense — net in its consolidated statements of comprehensive loss. As of December 29, 2012, the Company had approximately $2 million of accrued interest and penalties related to uncertain tax positions.

The reversal of the unrecognized tax benefits that would affect our effective tax rate, if recognized, would be $53 million.

The Company files U.S. and state income tax returns in jurisdictions with varying statutes of limitations. Our 2007 through 2011 U.S. federal tax years and various state tax years from 2001 through 2011 remain subject to income tax examinations by the relevant taxing authorities. Ahold has agreed to indemnify the Company for preclosing consolidated federal and certain combined state income taxes and the Company is generally responsible for all other taxes.

Business Acquisitions	12 Months Ended
Dec. 29, 2012
Business Acquisitions
19.	BUSINESS ACQUISITIONS

During 2012, the Company purchased five foodservice distributors for cash of $106 million, plus contingent consideration of $6 million, in order to expand its presence in certain geographic areas. The acquisitions were purchases which have been or are being integrated into our foodservice distribution network. The following table summarizes the purchase price allocations for the 2012 business acquisitions as follows (in thousands):

Accounts receivable	$25,083
Inventories	26,076
Property and equipment	21,107
Goodwill	15,213
Other intangible assets	44,126
Accounts payable	(16,634)
Accrued expenses and other current liabilities	(8,930)

Cash used in acquisitions	$106,041

The 2012 acquisitions, individually and in the aggregate, did not materially affect the Company’s results of operations or financial position. Actual net sales and operating earnings of the businesses acquired were less than 2% of the Company’s consolidated results and, therefore, pro forma information has not been provided.

The Company also paid cash totaling $41 million for business acquisitions made during 2011.

Certain acquisitions involve contingent consideration in the event certain operating results are achieved over periods of up to two years. As of December 29, 2012, the Company has accrued $6 million of contingent consideration relating to acquisitions.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Commitments and Contingencies
15.	COMMITMENTS AND CONTINGENCIES

Purchase Commitments — The Company enters into purchase orders with vendors and other parties in the ordinary course of business. The Company has a limited number of long-term purchase contracts with vendors that require it to buy a predetermined volume of goods.

Indemnification by Ahold for Certain Matters — In connection with the Acquisition, Ahold committed to indemnify and hold harmless the Company from and against damages (which includes losses, liabilities, obligations, and claims of any kind) and litigation costs (including attorneys’ fees and expenses) suffered, incurred or paid after the Closing Date relating to certain matters. The Company was responsible for the first $40 million of damages and litigation expenses incurred after the closing of the Acquisition related to such matters and Ahold’s indemnification obligations apply to any such damages and litigation expenses as may be incurred after the Closing Date in excess of $40 million. As of the end of its 2009 fiscal year, the Company had incurred $40 million in costs related to these matters; therefore, any future litigation expenses related to the aforementioned matters are subject to the rights of indemnification from Ahold. As of March 30, 2013, no material amounts are due to the Company from Ahold under the indemnification agreement.

Legal Proceedings — The Company is involved in a number of legal proceedings arising from the conduct of its business. The legal proceedings discussed below, whether pending, threatened or unasserted, if decided adversely to or settled by the Company, may result in liabilities material to the Company’s financial condition or results of operations. The Company has recognized provisions with respect to its proceedings, where appropriate, which are reflected in the Company’s consolidated balance sheets. The Company’s policy is to expense attorney fees as incurred.

California 2010 Labor Code Claim — In April 2010, a putative class action complaint was filed against the Company in California alleging the Company failed to meet its obligations under the California Labor Code related to the provision of meals and breaks for certain drivers. The case has been removed to federal court. In December 2011, the parties reached a tentative settlement of all claims, subject to court approval, and the Company recorded a liability of $3 million to reflect the settlement. In September 2012, the court entered final approval of the settlement which the Company paid into the court’s escrow account in October 2012. The Third Party Administrator is currently finalizing payment to the identified class members in accordance with the court approved settlement.

Eagan Multiemployer Pension Withdrawal Liability — In 2008, the Company completed the closure of its Eagan, Minnesota and Fairfield, Ohio divisions and recorded a liability of approximately $40 million for the related multiemployer pension withdrawal liability. In 2010, the Company received formal notice and demand for payment of a $40 million withdrawal liability, which is payable in monthly installments through November 2023. During the third quarter 2011, the Company was assessed an additional $17 million multiemployer pension withdrawal liability for the Eagan facility. The parties have agreed to arbitrate this matter and discovery commenced during the third quarter of 2012. The Company believes it has meritorious defenses against the assessment for the additional pension withdrawal liability and intends to vigorously defend itself against the claim. The Company does not believe, at this time, that a loss from such obligation is probable and, accordingly, no liability has been recorded. However, it is reasonably possible the Company may ultimately be required to pay an amount up to $17 million.

Pricing Litigation — In October 2006, two customers filed a putative class action against the Company and Ahold. In December 2006, an amended complaint was filed naming a third plaintiff. The complaint focuses on certain pricing practices of the Company in contracts with some of its customers. In February 2007, the Company filed a motion to dismiss the complaint. In August 2007, two additional customers of the Company filed putative class action complaints. These two additional lawsuits are based upon the pricing practices at issue in the case described in the first two sentences of this paragraph. In November 2007, the Judicial Panel on Multidistrict Litigation ordered the transfer of the two subsequently filed lawsuits to the jurisdiction in which the first lawsuit was filed, the U.S. District Court for the District of Connecticut, for consolidated or coordinated proceedings. In June 2008, the Plaintiffs filed their consolidated and amended class action complaint; the Company moved to dismiss this complaint. In August 2009, the Plaintiffs filed a motion for class certification. In December 2009, the court issued a ruling on the Company’s motion to dismiss, dismissing Ahold from the case and also dismissing certain of the plaintiffs’ claims. On November 30, 2011, the court issued its ruling granting the plaintiffs’ motion to certify the class. On April 4, 2012, the U.S. Court of Appeals for the Second Circuit granted the Company’s request to appeal the district court’s decision which granted class certification. Oral argument will be held on May 29, 2013 before the appeals court. In the meantime, the case continues through the discovery stage. The Company believes it has meritorious defenses to the remaining claims and continues to vigorously defend against the lawsuit. The Company does not believe at this time that an unfavorable outcome from this matter is probable and, accordingly, no such liability has been recorded. Due to the inherent uncertainty of legal proceedings, it is reasonably possible the Company could suffer a loss as a result of this matter. An estimate of a possible loss or range of loss from this matter cannot be made. However, any potential liability is subject to the Company’s rights of indemnification from Ahold to the extent and as described above.

Other—In addition to the legal proceedings described above, the Company and its subsidiaries are parties to a number of other legal proceedings arising out of their business operations. Such other legal proceedings, however, are subject to inherent uncertainties and the outcome of individual matters is not predictable. It is possible that the Company could be required to make expenditures, in excess of established provisions, in amounts that cannot reasonably be estimated. However, the Company believes that the ultimate resolution of these other proceedings will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows.

20.	COMMITMENTS AND CONTINGENCIES

Purchase Commitments — The Company enters into purchase orders with vendors and other parties in the ordinary course of business. Additionally, the Company has a limited number of purchase contracts with certain vendors that require the Company to buy a predetermined volume of goods which are not recorded in its consolidated balance sheets. As of December 29, 2012, the Company’s purchase orders and purchase commitments, to be delivered in 2013 were $801 million. The Company has no material purchase commitments subsequent to 2013. Purchase commitments for 2013 include the following (in thousands):

Inventory ordered — not received	$595,522
Vendor purchase contracts	83,399
Diesel fuel forward purchases	121,733

Total purchase commitments	$800,654

Indemnification by Ahold for Certain Matters — In connection with the Acquisition, Ahold committed to indemnify and hold harmless the Company from and against damages (which includes losses, liabilities, obligations, and claims of any kind) and litigation costs (including attorneys’ fees and expenses) suffered, incurred or paid after the Closing Date relating to certain matters. The Company was responsible for the first $40 million of damages and litigation expenses incurred after the closing of the Acquisition and Ahold’s indemnification obligations apply to any such damages and litigation expenses as may be incurred after the Closing Date in excess of $40 million. As of the end of its 2009 fiscal year, the Company had incurred $40 million in costs related to these matters; therefore, any future litigation expenses related to the aforementioned matters are subject to the rights of indemnification from Ahold. As of December 29, 2012, no material amounts are due to the Company from Ahold under the indemnification agreement.

Legal Proceedings — The Company is involved in a number of legal proceedings arising from the conduct of its business. The legal proceedings discussed below, whether pending, threatened or unasserted, if decided adversely to or settled by the Company, may result in liabilities material to the Company’s financial condition or results of operations. The Company has recognized provisions with respect to its proceedings, where appropriate, which are reflected in the Company’s consolidated balance sheets. The Company’s policy is to expense attorney fees as incurred.

Pricing Litigation — In October 2006, two customers filed a putative class action against the Company and Ahold. In December 2006, an amended complaint was filed naming a third plaintiff. The complaint focuses on certain pricing practices of the Company in contracts with some of its customers. In February 2007, the Company filed a motion to dismiss the complaint. In August 2007, two additional customers of the Company filed putative class action complaints. These two additional lawsuits are based upon the pricing practices at issue in the case described in the first two sentences of this paragraph. In November 2007, the Judicial Panel on Multidistrict Litigation ordered the transfer of the two subsequently filed lawsuits to the jurisdiction in which the first lawsuit was filed, the U.S. District Court for the District of Connecticut, for consolidated or coordinated proceedings. In June 2008, the Plaintiffs filed their consolidated and amended class action complaint; the Company moved to dismiss this complaint. In August 2009, the Plaintiffs filed a motion for class certification. In December 2009, the court issued a ruling on the Company’s motion to dismiss, dismissing Ahold from the case and also dismissing certain of the plaintiffs’ claims. On November 30, 2011, the court issued its ruling granting the plaintiffs’ motion to certify the class. On April 4, 2012, the U.S. Court of Appeals for the Second Circuit granted the Company’s request to appeal the district court’s decision which granted class certification. The appeal is fully briefed and the parties await a date for oral argument before the appeals court. In the meantime, the case continues through the discovery stage. The Company believes it has meritorious defenses to the remaining claims and continues to vigorously defend against the lawsuit. The Company does not believe at this time that an unfavorable outcome from this matter is probable and, accordingly, no such liability has been recorded. Due to the inherent uncertainty of legal proceedings, it is reasonably possible the Company could suffer a loss as a result of this matter. An estimate of a possible loss or range of loss from this matter cannot be made. However, any potential liability is subject to the Company’s rights of indemnification from Ahold to the extent and as described above.

California 2010 Labor Code Claim — In April 2010, a putative class action complaint was filed against the Company in California alleging the Company failed to meet its obligations under the California Labor Code related to the provision of meals and breaks for certain drivers. The case has been removed to federal court. In December 2011, the parties reached a tentative settlement of all claims, subject to court approval, and the Company recorded a liability of $3 million to reflect the settlement. In September 2012, the court entered final approval of the settlement which the Company paid into the court’s escrow account in October 2012. Our Third Party Administrator is currently processing claims and finalizing payment to the identified class members.

Eagan Multiemployer Pension Withdrawal Liability — In 2008, the Company completed the closure of its Eagan, Minnesota and Fairfield, Ohio divisions and recorded a liability of approximately $40 million for the related multiemployer pension withdrawal liability. In 2010, the Company received formal notice and demand for payment of a $40 million withdrawal liability, which is payable in monthly installments through November 2023. During the third quarter 2011, the Company was assessed an additional $17 million multiemployer pension withdrawal liability for the Eagan facility. The parties have agreed to arbitrate this matter and discovery commenced during the third quarter of 2012. The Company believes it has meritorious defenses against the assessment for the additional pension withdrawal liability and intends to vigorously defend itself against the claim. The Company does not believe, at this time, that a loss from such obligation is probable and, accordingly, no liability has been recorded. However, it is reasonably possible the Company may ultimately be required to pay an amount up to $17 million.

California 2009 Labor Code Claim — In February 2009, a putative class action complaint was filed against the Company in state court in California by a sales representative employed by the Company alleging that the Company has failed to meet its obligations under the California Labor Code with respect to the reimbursement of certain business expenses to the Company’s California-based sales representatives. The complaint sought reimbursement of the business expenses and interest thereon, as well as injunctive relief and attorneys’ fees and costs. In November 2009, the parties reached a tentative settlement of all claims at a court mandated mediation session. In March 2010, the Company paid the $15 million settlement it had recorded in the fourth quarter of 2009 into the court’s escrow account. In June 2010, the court approved the settlement agreement. On July 11, 2011, the Court issued an order closing the case.

Other — In addition to the legal proceedings described above, the Company and its subsidiaries are parties to a number of other legal proceedings arising out of their business operations. The Company believes that the ultimate resolution of these other proceedings will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows. Such other legal proceedings, however, are subject to inherent uncertainties and the outcome of individual matters is not predictable. It is possible that the Company could be required to make expenditures, in excess of established provisions, in amounts that cannot reasonably be estimated. However, the Company believes that the ultimate resolution of these other proceedings will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows.

Guarantor and Non-Guarantor Condensed Consolidating Financial Information	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Guarantor and Non-Guarantor Condensed Consolidating Financial Information
16.	GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL INFORMATION

The following consolidating schedules present condensed financial information of (i) the Company; (ii) certain of its subsidiaries (Guarantors) that guarantee certain obligations of the Company (the Senior Notes; the ABL Facility; the 2011 Term Loan; the Amended 2007 Term Loan; and the Cash Flow Revolver); and (iii) its other subsidiaries (Non-Guarantors). The Guarantors under the Senior Notes are identical to the Guarantors under the ABL Facility; the 2011 Term Loan; the Amended 2007 Term Loan; and the Cash Flow Revolver. Separate financial statements and other disclosures with respect to the Guarantor subsidiaries have not been provided because the Company believes the following information is sufficient, as the Guarantor subsidiaries are 100% owned by the Company and all guarantees under the Senior Notes are full and unconditional and joint and several, subject to certain release provisions which the Company has concluded are customary and therefore consistent with the Company’s ability to present condensed financial information of the Guarantors. Under the Senior Notes, a Guarantor subsidiary’s guarantee may be released when any of the following occur: (i) the sale of the Guarantor subsidiary or all of its assets; (ii) a merger or consolidation of the Guarantor subsidiary with and into the Company or another Guarantor subsidiary; (iii) upon the liquidation of the Guarantor subsidiary following the transfer of all of its assets to the Company or another Guarantor subsidiary; (iv) the rating on the securities is changed to investment grade; (v) the requirements for legal defeasance or covenant defeasance or discharge of the obligation have been satisfied; (vi) the Guarantor subsidiary is declared unrestricted for covenant purposes; or (vii) the Guarantor subsidiary’s guarantee of other indebtedness is terminated or released.

Notwithstanding the aforementioned customary release provisions under the Senior Notes, (i) each subsidiary guarantee is in place throughout the life of the Senior Notes, and no Guarantor may elect to opt out or cancel its guarantee solely at its option; (ii) there are no restrictions, limitations or caps on the guarantees; and (iii) there are no provisions that would delay the payments that would be required of the Guarantors under the guarantees.

	Condensed Consolidating Balance Sheet March 30, 2013
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$299,168	$31,819	$937,946	$—	$1,268,933
Inventories	1,034,826	52,171	—	—	1,086,997
Other current assets	306,477	6,775	87,233	—	400,485
Property and equipment	868,475	85,309	788,499	—	1,742,283
Goodwill	3,833,301	—	—	—	3,833,301
Other intangibles	852,556	—	—	—	852,556
Investments in subsidiaries	1,341,015	—	—	(1,341,015)	—
Intercompany receivables	—	588,661	—	(588,661)	—
Other assets	59,147	17	34,419	(23,200)	70,383

Total assets	$8,594,965	$764,752	$1,848,097	$(1,952,876)	$9,254,938

Accounts payable	$1,249,062	$40,869	$—	$—	$1,289,931
Other current liabilities	536,081	13,343	25,966	—	575,390
Long-term debt	3,653,975	12,322	1,136,508	—	4,802,805
Intercompany payables	551,605	—	37,056	(588,661)	—
Other liabilities	878,473	—	5,770	(23,200)	861,043
Shareholder’s equity	1,725,769	698,218	642,797	(1,341,015)	1,725,769

Total liabilities and shareholder’s equity	$8,594,965	$764,752	$1,848,097	$(1,952,876)	$9,254,938

	Condensed Consolidating Balance Sheet
	December 29, 2012
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$283,325	$31,303	$901,984	$—	$1,216,612
Inventories	1,041,628	50,864	—	—	1,092,492
Other current assets	357,830	5,937	87,635	—	451,402
Property and equipment	834,116	85,486	786,786	—	1,706,388
Goodwill	3,833,301	—	—	—	3,833,301
Other intangibles	889,453	—	—	—	889,453
Investments in subsidiaries	1,319,079	—	—	(1,319,079)	—
Intercompany receivables	—	573,654	—	(573,654)	—
Other assets	61,977	17	34,964	(23,200)	73,758

Total assets	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

Accounts payable	$1,204,529	$35,113	$148	$—	$1,239,790
Other current liabilities	561,032	12,334	25,657	—	599,023
Long-term debt	3,628,391	—	1,136,508	—	4,764,899
Intercompany payables	549,633	—	24,021	(573,654)	—
Other liabilities	862,568	—	5,770	(23,200)	845,138
Shareholder’s equity	1,814,556	699,814	619,265	(1,319,079)	1,814,556

Total liabilities and shareholder’s equity	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

	Condensed Consolidating Statement of Comprehensive Income (Loss)
	13-Weeks Ended March 30, 2013
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$5,264,586	$140,336	$23,568	$(23,568)	$5,404,922
Cost of goods sold	4,383,434	112,349	—	—	4,495,783

Gross profit	881,152	27,987	23,568	(23,568)	909,139
Operating expenses:
Distribution, selling and admininstrative	872,964	23,494	15,565	(28,053)	883,970
Restructuring and tangible asset impairment charges	402	—	1,390	—	1,792

Total operating expenses	873,366	23,494	16,955	(28,053)	885,762

Operating income	7,786	4,493	6,613	4,485	23,377
Interest expense — net	70,723	—	11,103	—	81,826
Loss on extinguishment of debt	23,967	—	—	—	23,967
Other expense (income) — net	27,001	(4,485)	(27,001)	4,485	—

(Loss) income before income taxes	(113,905)	8,978	22,511	—	(82,416)
Income tax provision	4,502	—	7,790	—	12,292
Equity in earnings of subsidiaries	23,699	—	—	(23,699)	—

Net (loss) income	(94,708)	8,978	14,721	(23,699)	(94,708)
Other comphrehensive income	2,876	—	—	—	2,876

Comprehensive (loss) income	$(91,832)	$8,978	$14,721	$(23,699)	$(91,832)

	Condensed Consolidating Statement of Comprehensive Income (Loss)
	13-Weeks Ended March 31, 2012
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$5,115,859	$143,867	$23,697	$(23,697)	$5,259,726
Cost of goods sold	4,266,024	117,261	—	—	4,383,285

Gross profit	849,835	26,606	23,697	(23,697)	876,441
Operating expenses:
Distribution, selling and admininstrative	798,993	23,312	15,229	(27,392)	810,142
Restructuring and tangible asset impairment charges	6	—	—	—	6

Total operating expenses	798,999	23,312	15,229	(27,392)	810,148

Operating income	50,836	3,294	8,468	3,695	66,293
Interest expense — net	60,143	19	11,432	—	71,594
Other expense (income) — net	22,643	(3,695)	(22,643)	3,695	—

(Loss) income before income taxes	(31,950)	6,970	19,679	—	(5,301)
Income tax (benefit) provision	(8,408)	—	6,596	—	(1,812)
Equity in earnings of subsidiaries	20,053	—	—	(20,053)	—

Net (loss) income	(3,489)	6,970	13,083	(20,053)	(3,489)
Other comphrehensive income	5,973	—	—	—	5,973

Comprehensive income (loss)	$2,484	$6,970	$13,083	$(20,053)	$2,484

	Condensed Consolidating Statement of Cash Flows
	13-Weeks Ended March 30, 2013
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash (used in) provided by operating activities	$(17,839)	$961	$6,774	$(10,104)

Cash flows from investing activities:
Proceeds from sales of property and equipment	3,463	—	—	3,463
Purchases of property and equipment	(53,712)	(887)	—	(54,599)

Net cash used in investing activities	(50,249)	(887)	—	(51,136)

Cash flows from financing activities:
Proceeds from debt refinancing	388,125	—		388,125
Proceeds from other borrowings	456,000	—	—	456,000
Payment for debt financing costs	(6,065)	—	—	(6,065)
Principal payments on debt and capital leases	(494,169)	(107)		(494,276)
Repurchase of senior subordinated notes	(375,144)	—	—	(375,144)
Capital contributions (distributions)	6,774	—	(6,774)	—
Proceeds from parent company common stock sales	54	—	—	54
Parent company common stock repurchased	(809)	—	—	(809)

Net cash used in financing activities	(25,234)	(107)	(6,774)	(32,115)

Net decrease in cash and cash equivalents	(93,322)	(33)	—	(93,355)
Cash and cash equivalents — beginning of period	240,902	1,555	—	242,457

Cash and cash equivalents — end of period	$147,580	$1,522	$—	$149,102

	Condensed Consolidating Statement of Cash Flows
	13-Weeks Ended March 31, 2012
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash (used in) provided by operating activities	$(96,289)	$21,742	$9,060	$(65,487)

Cash flows from investing activities:
Acquisition of businesses	(861)	—	—	(861)
Proceeds from sales of property and equipment	500	—	3,188	3,688
Purchases of property and equipment	(103,248)	(21,678)	—	(124,926)

Net cash (used in) provided by investing activities	(103,609)	(21,678)	3,188	(122,099)

Cash flows from financing activities:
Proceeds from debt borrowings	439,000	—	—	439,000
Principal payments on debt and capital leases	(334,349)	—	(7,656)	(342,005)
Capital contributions (distributions)	4,592	—	(4,592)	—
Proceeds from parent company common stock sales	200	—	—	200

Net cash provided by (used in) financing activities	109,443	—	(12,248)	97,195

Net (decrease) increase in cash and cash equivalents	(90,455)	64	—	(90,391)
Cash and cash equivalents — beginning of period	201,092	1,599	—	202,691

Cash and cash equivalents — end of period	$110,637	$1,663	$—	$112,300

21.	GUARANTOR AND NON-GUARANTOR CONDENSED CONSOLIDATING FINANCIAL INFORMATION

The following consolidating schedules present condensed financial information of (i) the Company; (ii) certain of its subsidiaries (Guarantors) that guarantee certain obligations of the Company (the Senior Notes; the ABL Facility; the 2011 Term Loan; the Amended 2007 Term Loan; and the Cash Flow Revolver); and (iii) its other subsidiaries (Non-Guarantors). The Guarantors under the Senior Notes are identical to the Guarantors under the ABL Facility; the 2011 Term Loan; the Amended 2007 Term Loan; and the Cash Flow Revolver. Separate financial statements and other disclosures with respect to the Guarantor subsidiaries have not been provided because the Company believes the following information is sufficient, as the Guarantor subsidiaries are 100% owned by the Company and all guarantees under the Senior Notes are full and unconditional and joint and several, subject to certain release provisions which the Company has concluded are customary and therefore consistent with the Company’s ability to present condensed financial information of the Guarantors. Under the Senior Notes, a Guarantor subsidiary’s guarantee may be released when any of the following occur: (i) the sale of the Guarantor subsidiary or all of its assets; (ii) a merger or consolidation of the Guarantor subsidiary with and into the Company or another Guarantor subsidiary; (iii) upon the liquidation of the Guarantor subsidiary following the transfer of all of its assets to the Company or another Guarantor subsidiary; (iv) the rating on the securities is changed to investment grade; (v) the requirements for legal defeasance or covenant defeasance or discharge of the obligation have been satisfied; (vi) the Guarantor subsidiary is declared unrestricted for covenant purposes; or (vii) the Guarantor subsidiary’s guarantee of other indebtedness is terminated or released.

Notwithstanding the aforementioned customary release provisions under the Senior Notes, (i) each subsidiary guarantee is in place throughout the life of the Senior Notes, and no Guarantor may elect to opt out or cancel its guarantee solely at its option; (ii) there are no restrictions, limitations or caps on the guarantees; and (iii) there are no provisions that would delay the payments that would be required of the Guarantors under the guarantees.

	Condensed Consolidating Balance Sheet December 29, 2012 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$283,325	$31,303	$901,984	$—	$1,216,612
Inventories	1,041,628	50,864	—	—	1,092,492
Other current assets	357,830	5,937	87,635	—	451,402
Property and equipment	834,116	85,486	786,786	—	1,706,388
Goodwill	3,833,301	—	—	—	3,833,301
Other intangibles	889,453	—	—	—	889,453
Investments in subsidiaries	1,319,079	—	—	(1,319,079)	—
Intercompany receivables	—	573,654	—	(573,654)	—
Other assets	61,977	17	34,964	(23,200)	73,758

Total assets	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

Accounts payable	$1,204,529	$35,113	$148	$—	$1,239,790
Other current liabilities	561,032	12,334	25,657	—	599,023
Long-term debt	3,628,391	—	1,136,508	—	4,764,899
Intercompany payables	549,633	—	24,021	(573,654)	—
Other liabilities	862,568	—	5,770	(23,200)	845,138
Shareholder’s equity	1,814,556	699,814	619,265	(1,319,079)	1,814,556

Total liabilities and shareholder’s equity	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

	Condensed Consolidating Balance Sheet December 31, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$260,248	$31,849	$841,206	$—	$1,133,303
Inventories	807,655	43,763	—	—	851,418
Other current assets	371,016	5,955	73,823	—	450,794
Property and equipment	700,474	74,654	821,689	—	1,596,817
Goodwill	3,818,088	—	—	—	3,818,088
Other intangibles	984,682	—	—	—	984,682
Investments in subsidiaries	1,088,818	—	—	(1,088,818)	—
Intercompany receivables	—	566,055		(566,055)	—
Other assets	69,904	19	11,402	—	81,325

Total assets	$8,100,885	$722,295	$1,748,120	$(1,654,873)	$8,916,427

Accounts payable	$941,179	$31,841	$369	$—	$973,389
Other current liabilities	612,248	15,548	171,601	—	799,397
Long-term debt	3,281,749	—	1,156,091		4,437,840
Intercompany payables	566,055	—	—	(566,055)	—
Other liabilities	838,674	—	6,147	—	844,821
Shareholder’s equity	1,860,980	674,906	413,912	(1,088,818)	1,860,980

Total liabilities and shareholder’s equity	$8,100,885	$722,295	$1,748,120	$(1,654,873)	$8,916,427

	Condensed Consolidating Statement of Comprehensive Income (Loss) Year Ended December 29, 2012 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$21,087,568	$577,353	$94,387	$(94,387)	$21,664,921
Cost of goods sold	17,503,932	468,017	—	—	17,971,949

Gross profit	3,583,636	109,336	94,387	(94,387)	3,692,972

Operating expenses:
Distribution, selling and admininstrative	3,306,527	95,300	58,883	(111,171)	3,349,539
Restructuring and tangible asset impairment charges	6,158	—	2,765	—	8,923

Total operating expenses	3,312,685	95,300	61,648	(111,171)	3,358,462

Operating income	270,951	14,036	32,739	16,784	334,510
Interest expense — net	265,719	19	46,074	—	311,812
Loss on extinguishment of debt	30,627	—	796	—	31,423
Other expense (income) — net	100,078	(16,784)	(100,078)	16,784	—

(Loss) income before income taxes	(125,473)	30,801	85,947	—	(8,725)
Income tax provision	13,767	—	28,681	—	42,448
Equity in earnings of subsidiaries	88,067	—	—	(88,067)	—

Net (loss) income	(51,173)	30,801	57,266	(88,067)	(51,173)
Other comphrehensive income	3,410	—	—	—	3,410

Comprehensive (loss) income	$(47,763)	$30,801	$57,266	$(88,067)	$(47,763)

	Condensed Consolidating Statement of Comprehensive Income (Loss) Year Ended December 31, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$19,759,156	$585,713	$95,584	$(95,584)	$20,344,869
Cost of goods sold	16,363,613	476,237	—	—	16,839,850

Gross profit	3,395,543	109,476	95,584	(95,584)	3,505,019

Operating expenses:
Distribution, selling and admininstrative	3,135,044	94,532	72,575	(108,404)	3,193,747
Restructuring and tangible asset impairment charges	68,700	—	3,192	—	71,892

Total operating expenses	3,203,744	94,532	75,767	(108,404)	3,265,639

Operating income	191,799	14,944	19,817	12,820	239,380
Interest expense (income) — net	277,212	(15,822)	46,224	—	307,614
Loss on extinguishment of debt	76,011	—	—	—	76,011
Other expense (income) — net	103,469	(25,782)	(90,507)	12,820	—

(Loss) income before income taxes	(264,893)	56,548	64,100	—	(144,245)
Income tax (benefit) provision	(68,355)	—	26,281	—	(42,074)
Equity in earnings of subsidiaries	94,367	—	—	(94,367)	—

Net (loss) income	(102,171)	56,548	37,819	(94,367)	(102,171)
Other comphrehensive loss	(123)	—	—	—	(123)

Comprehensive (loss) income	$(102,294)	$56,548	$37,819	$(94,367)	$(102,294)

	Condensed Consolidating Statement of Comprehensive Income (Loss) Year Ended January 1, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$18,311,183	$550,909	$97,494	$(97,494)	$18,862,092
Cost of goods sold	15,008,858	443,133	—	—	15,451,991

Gross profit	3,302,325	107,776	97,494	(97,494)	3,410,101

Operating expenses:
Distribution, selling and admininstrative	3,007,896	94,071	59,256	(105,972)	3,055,251
Restructuring and tangible asset impairment charges	8,852	—	1,660	—	10,512

Total operating expenses	3,016,748	94,071	60,916	(105,972)	3,065,763

Operating income	285,577	13,705	36,578	8,478	344,338
Interest expense (income) — net	330,155	(31,527)	43,090	—	341,718
Other expense (income) — net	134,333	(51,102)	(91,709)	8,478	—

(Loss) income before income taxes	(178,911)	96,334	85,197	—	2,620
Income tax (benefit) provision	(11,919)	—	27,504	—	15,585
Equity in earnings of subsidiaries	154,027	—	—	(154,027)	—

Net (loss) income	(12,965)	96,334	57,693	(154,027)	(12,965)
Other comphrehensive loss	(20,411)	—	—	—	(20,411)

Comprehensive (loss) income	$(33,376)	$96,334	$57,693	$(154,027)	$(33,376)

	Condensed Consolidating Statement of Cash Flows Year Ended December 29, 2012 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash provided by operating activities	$250,365	$34,832	$30,722	$315,919

Cash flows from investing activities:
Acquisition of businesses	(106,041)	—	—	(106,041)
Proceeds from sales of property and equipment	12,264	—	7,421	19,685
Purchases of property and equipment	(258,566)	(34,876)	(14)	(293,456)

Net cash (used in) provided by investing activities	(352,343)	(34,876)	7,407	(379,812)

Cash flows from financing activities:
Proceeds from debt refinancing	583,625	—	686,000	1,269,625
Proceeds from other borrowings	2,031,000	—	—	2,031,000
Payment for debt financing costs	(31,648)	—	(3,440)	(35,088)
Principal payments on debt and capital leases	(2,129,041)	—	(854,526)	(2,983,567)
Repurchase of senior subordinated notes	(175,338)	—	—	(175,338)
Capital (distributions) contributions	(133,837)	—	133,837	—
Proceeds from parent company common stock sales	761	—	—	761
Parent company common stock repurchased	(3,734)	—	—	(3,734)

Net cash provided by (used in) financing activities	141,788	—	(38,129)	103,659

Net increase (decrease) in cash and cash equivalents	39,810	(44)	—	39,766
Cash and cash equivalents — beginning of year	201,092	1,599	—	202,691

Cash and cash equivalents — end of year	$240,902	$1,555	$—	$242,457

	Condensed Consolidating Statement of Cash Flows Year Ended December 31, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash provided by operating activities	$369,532	$12,012	$37,623	$419,167

Cash flows from investing activities:
Acquisition of businesses	(41,385)	—	—	(41,385)
Proceeds from sales of property and equipment	2,454	—	5,033	7,487
Purchases of property and equipment	(289,380)	(15,023)	(11)	(304,414)

Net cash (used in) provided by investing activities	(328,311)	(15,023)	5,022	(338,312)

Cash flows from financing activities:
Proceeds from debt refinancing	900,000	—	—	900,000
Proceeds from other borrowings	225,000	—	—	225,000
Redemption of senior notes	(1,064,159)	—	—	(1,064,159)
Payment for debt financing costs	(29,569)	—	—	(29,569)
Principal payments on debt and capital leases	(331,015)	—	(8,272)	(339,287)
Capital contributions (distributions)	34,373	—	(34,373)	—
Proceeds from parent company common stock sales	9,960	—	—	9,960
Parent company common stock repurchased	(3,222)	—	—	(3,222)

Net cash used in financing activities	(258,632)	—	(42,645)	(301,277)

Net decrease in cash and cash equivalents	(217,411)	(3,011)	—	(220,422)
Cash and cash equivalents — beginning of year	418,503	4,610	—	423,113

Cash and cash equivalents — end of year	$201,092	$1,599	$—	$202,691

	Condensed Consolidating Statement of Cash Flows Year Ended January 1, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash provided by operating activities	$402,335	$32,968	$46,113	$481,416

Cash flows from investing activities:
Proceeds from sales of property and equipment	10,362	—	4,695	15,057
Purchases of property and equipment	(230,567)	(32,668)	(8,269)	(271,504)
Other investing	(1,837)	—	—	(1,837)

Net cash used in investing activities	(222,042)	(32,668)	(3,574)	(258,284)

Cash flows from financing activities:
Principal payments on debt and capital leases	(21,446)	—	(9,380)	(30,826)
Capital contributions (distributions)	33,159	—	(33,159)	—
Proceeds from parent company common stock sales	4,737	—	—	4,737
Parent company common stock repurchased	(3,916)	—	—	(3,916)

Net cash provided by (used in) financing activities	12,534	—	(42,539)	(30,005)

Net increase in cash and cash equivalents	192,827	300	—	193,127
Cash and cash equivalents — beginning of year	225,676	4,310	—	229,986

Cash and cash equivalents — end of year	$418,503	$4,610	$—	$423,113

Business Segment Information	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Business Segment Information
17.	BUSINESS SEGMENT INFORMATION

The Company operates in one business segment based on how the Chief Operating Decision Maker (“CODM”), the Chief Executive Officer, views the business for purposes of evaluating performance and making operating decisions. The Company markets and distributes fresh, frozen and dry food and non-food products to foodservice customers throughout the United States.

We use a centralized management structure, and Company strategies and initiatives are implemented and executed consistently across the organization to maximize value to the organization as a whole. We use shared resources for sales, procurement, and general and administrative costs across each of our distribution centers. Our distribution centers form a single network to reach our customers; it is common for a single customer to make purchases from several different distribution centers. Capital projects, whether for cost savings or generating incremental revenue, are typically evaluated based on estimated economic returns to the organization as a whole (e.g., net present value, return on investment).

The measure used by the CODM to assess operating performance is Adjusted EBITDA. Adjusted EBITDA is defined as net income (loss), plus interest expense, net, provision (benefit) for income taxes and depreciation and amortization adjusted for (i) Sponsor fees, (ii) restructuring and tangible and intangible asset impairment charges, (iii) share-based compensation expense, (iv) other gains, losses or charges as specified under the Company’s debt agreements and (v) the non-cash impact of LIFO adjustments. Costs to optimize and transform our business are noted as business transformation costs in the table below and are added to EBITDA in arriving at Adjusted EBITDA as specified under the Company’s debt agreements. Business transformation costs include costs related to functionalization and significant process and systems redesign in the Company’s replenishment, finance, category management and human resources functions; company rebranding; cash & carry retail store strategy and implementation; and process and system redesign related to the Company’s sales model.

The aforementioned items are specified as items to add to EBITDA in arriving at Adjusted EBITDA per the Company’s debt agreements and, accordingly, our management includes such adjustments when assessing the operating performance of the business.

The following is a quantitative reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial performance measure, which is net loss for the periods indicated (in thousands):

	13-Weeks Ended
	March 30,	March 31,
	2013	2012
Adjusted EBITDA	$156,485	$177,520
Adjustments:
Sponsor fees (1)	(2,567)	(2,603)
Restructuring and tangible asset impairment charges (2)	(1,792)	(6)
Share-based compensation expense (3)	(3,800)	(1,644)
LIFO reserve change (4)	(1,890)	2,243
Loss on extinguishment of debt (5)	(23,967)	—
Business transformation costs (6)	(13,900)	(18,705)
Other (7)	(14,981)	(6,588)

EBITDA	93,588	150,217
Interest expense, net	(81,826)	(71,594)
Income tax (provision) benefit	(12,292)	1,812
Depreciation and amortization expense	(94,178)	(83,924)

Net loss	$(94,708)	$(3,489)

(1)	Consists of management fees paid to the Sponsors.
(2)	Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(3)	Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
(4)	Consists of changes in the LIFO reserve.
(5)	The 2013 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes redemption.
(6)	Consists of costs to functionalize and optimize our business processes and systems.
(7)	Other includes gains, losses or charges as specified under the Company’s debt agreements.

22.	BUSINESS SEGMENT INFORMATION

The Company operates in one business segment based on how the Chief Operating Decision Maker (“CODM”), the Chief Executive Officer, views the business for purposes of evaluating performance and making operating decisions. The Company markets and distributes fresh, frozen and dry food and non-food products to foodservice customers throughout the United States.

We use a centralized management structure, and Company strategies and initiatives are implemented and executed consistently across the organization to maximize value to the organization as a whole. We use shared resources for sales, procurement, and general and administrative costs across each of our distribution centers. Our distribution centers form a single network to reach our customers; it is common for a single customer to make purchases from several different distribution centers. Capital projects, whether for cost savings or generating incremental revenue, are typically evaluated based on estimated economic returns to the organization as a whole (e.g., net present value, return on investment).

The measure used by the CODM to assess operating performance is Adjusted EBITDA. Adjusted EBITDA is defined as net income (loss), plus interest expense, net, provision (benefit) for income taxes and depreciation and amortization adjusted for (i) Sponsor fees, (ii) restructuring and tangible and intangible asset impairment charges, (iii) share-based compensation expense, (iv) other gains, losses or charges as permitted under the Company’s debt agreements and (v) the non-cash impact of LIFO adjustments. Costs to optimize and transform our business are noted as business transformation costs in the table below and are added to EBITDA in arriving at Adjusted EBITDA as permitted under the Company’s debt agreements. Business transformation costs include costs related to functionalization and significant process and systems redesign in the Company’s replenishment, finance, category management and human resources functions; company rebranding; cash & carry retail store strategy and implementation and process and system redesign related to the Company’s sales model.

The aforementioned items are specified as items to add to EBITDA in arriving at Adjusted EBITDA per the Company’s debt agreements and, accordingly, our management includes such adjustments when assessing the operating performance of the business.

The following is a quantitative reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP financial performance measure, which is net income (loss):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
	(in thousands)
Adjusted EBITDA	$840,750	$812,118	$736,224
Adjustments:
Sponsor fees (1)	(10,242)	(10,206)	(10,654)
Restructuring and tangible asset impairment (2)	(8,923)	(71,892)	(10,512)
Share-based compensation expense (3)	(4,312)	(14,677)	(3,484)
LIFO reserve change (4)	(13,213)	(59,300)	(30,047)
Legal (5)	—	(3,000)	(607)
Loss on extinguishment of debt (6)	(31,423)	(76,011)	—
Pension settlement (7)	(17,840)	—	—
Business transformation costs (8)	(74,900)	(44,700)	(18,802)
Other (9)	(20,918)	(26,231)	(10,258)

EBITDA	658,979	506,101	651,860
Interest expense, net	(311,812)	(307,614)	(341,718)
Income tax benefit (provision)	(42,448)	42,074	(15,585)
Depreciation and amortization expense	(355,892)	(342,732)	(307,522)

Net loss	$(51,173)	$(102,171)	$(12,965)

(1)	Consists of management fees paid to the Sponsors.
(2)	Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(3)	Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
(4)	Consists of changes in the LIFO reserve.
(5)	Legal includes settlement costs accrued in 2011 for a class action matter and costs incurred for Ahold related legal matters in 2010.
(6)	The 2012 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes redemption, fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the 2007 Term Loan amendments, certain third party costs related to the 2012 ABS Facility and a write-off of unamortized debt issuance costs related to the previous ABS Facility. The 2011 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the May 2011 debt refinancing transactions.
(7)	Consists of a non-recurring charge resulting from lump-sum payment settlements to former employees participating in several Company sponsored pension plans.
(8)	Consists of costs to functionalize and optimize our business processes and systems, as well as implement our new brand image.
(9)	Other includes gains, losses or charges as permitted under the Company’s debt agreements.

The following table presents the sales mix for the Company’s principal product categories for the years ended December 29, 2012, December 31, 2011 and January 1, 2011:

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
	(in thousands)
Meats and seafood	$7,445,636	$6,851,675	$6,301,736
Dry grocery products	4,214,890	3,939,459	3,640,456
Refrigerated and frozen grocery products	3,373,764	3,170,696	3,041,560
Equipment, disposables and supplies	2,075,323	1,952,317	1,864,661
Dairy	2,221,986	2,135,695	1,859,850
Beverage products	1,322,961	1,267,969	1,193,014
Produce	1,010,361	1,027,058	960,815

	$21,664,921	$20,344,869	$18,862,092

No single customer accounted for more than 10% of the Company’s consolidated net sales for 2012, 2011 or 2010. However, customers purchasing through one group purchasing organization accounted for 11.2%, 10.9% and 10.1% of the Company’s consolidated net sales in 2012, 2011 and 2010, respectively.

Subsequent Events	12 Months Ended
Dec. 29, 2012
Subsequent Events
23.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 7, 2013, the date its consolidated financial statements were available to be issued. No material subsequent events have occurred since December 29, 2012 that required recognition or disclosure in these consolidated financial statements, except the matters noted below.

In January 2013, the Company issued an additional $375 million in principal of its 8.5% Senior Notes due June 30, 2019 and used the proceeds to redeem the remaining $355 million in principal of its 11.25% Senior Subordinated Notes due June 30, 2017. The Senior Subordinated Notes were held by an entity affiliated with one of the Company’s Sponsors. The Company will record a loss on extinguishment of debt of approximately $24 million in the first quarter of 2013, including an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes.

Reclassifications Out of Accumulated Other Comprehensive Loss	3 Months Ended
Mar. 30, 2013
Reclassifications Out of Accumulated Other Comprehensive Loss
13.	RECLASSIFICATIONS OUT OF ACCUMULATED OTHER COMPREHENSIVE LOSS

The following table presents of amounts reclassified out of accumulated other comprehensive loss by component for the periods presented as follows (in thousands):

	13-Weeks Ended
Accumulated Other Comprehensive Loss Components	March 30, 2013	March 31, 2012	Affected Line Item in the Statement Where Net Income is Presented
Defined benefit pensions plans:
Balance at beginning of period (1)	$(125,642)	$(111,482)

Other comprehensive income before reclassifications	—	—
Amortization of prior service cost	50	26	Distribution, selling and administration (2)
Amortization of net loss	3,285	3,447	Distribution, selling and administration (2)

	3,335	3,473	Total before income tax
	1,001	1,359	Income tax provision

Net current period comprehensive income	2,334	2,114	Net of tax

Balance at end of period (1)	$(123,308)	$(109,368)

Interest rate swap derivative cash flow hedge:
Balance at beginning of period (1)	$(542)	$(18,112)

Other comprehensive income before reclassifications	(653)	(2,082)
Amounts reclassified from other comprehensive income	2,042	8,422	Interest expense–net

	1,389	6,340	Total before income tax
	847	2,481	Income tax provision

	542	3,859	Net of tax

Balance at end of period (1)	$—	(14,253)

Accumulated Other Comprehensive Loss end of period (1)	$(123,308)	$(123,621)

(1)	Amounts are presented net of tax.
(2)	Included in the computation of net periodic pension costs. See Note – 12 Retirement Plans for additional information.

Summary of Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Principles of Consolidation

Principles of Consolidation — The consolidated financial statements include the accounts of US Foods and its 100% owned subsidiaries. All intercompany transactions have been eliminated in consolidation.

Use of Estimates

Use of Estimates — The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Company’s consolidated financial statements and notes thereto. Actual results could differ from these estimates. The most critical estimates used in the preparation of the Company’s consolidated financial statements pertain to the valuation of goodwill, other intangible assets and property and equipment, accounts receivable, vendor consideration, self-insurance programs and income taxes.

Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the Company’s consolidated financial statements and notes thereto. Actual results could differ from these estimates. The most critical estimates used in the preparation of the Company’s consolidated financial statements pertain to the valuation of goodwill, other intangible assets and property and equipment, accounts receivable, vendor consideration, self-insurance programs and income taxes.

Cash and Cash Equivalents		Cash and Cash Equivalents — The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.
Accounts Receivable

Accounts Receivable — Accounts receivable primarily represent amounts due from customers in the ordinary course of business and are recorded at the invoiced amount and do not bear interest. Receivables are presented net of the allowance for doubtful accounts in the accompanying consolidated balance sheets. The Company evaluates the collectibility of its accounts receivable and determines the appropriate reserve for doubtful accounts based on a combination of factors. In circumstances where we are aware of a specific customer’s inability to meet its financial obligation, a specific allowance for doubtful accounts is recorded to reduce the receivable to the net amount reasonably expected to be collected. In addition, allowances are recorded for all other receivables based on analysis of historical trends with regards to collections, write-offs and the aging of receivables. The Company utilizes specific criteria to determine uncollectible receivables to be written off, including bankruptcy, accounts referred to outside parties for collection and accounts past due over specified periods. If the financial condition of the Company’s customers were to deteriorate, additional allowances may be required. At December 29, 2012 and December 31, 2011, the allowance for doubtful accounts was $26 million and $35 million, respectively

Vendor Consideration and Receivables

Vendor Consideration and Receivables — The Company participates in various rebate and promotional incentives with its suppliers, primarily through purchase-based programs. Consideration earned under these incentives is recorded as a reduction of inventory cost as the Company’s obligations under the programs are fulfilled primarily by the purchase of product. Consideration is typically received in the form of invoice deductions, or less frequently in the form of cash payments. Changes in the estimated amount of incentives earned are treated as changes in estimates and are recognized in the period of change.

Vendor consideration is typically deducted from invoices or collected in cash within 30 days of being earned, if not sooner. Vendor receivables primarily represent the uncollected balance of vendor consideration recognized as income. Due to the process of primarily collecting the consideration by means of a deduction from the invoice paid to the vendor, the Company does not experience significant collectibility issues. The Company evaluates the collectibility of its vendor receivables based on specific vendor information and vendor collection history. At December 29, 2012 and December 31, 2011, the allowance for uncollectible vendor receivables was $4 million and $5 million, respectively.

Inventories

Inventories — The Company’s inventories, consisting mainly of food and other foodservice-related products, are primarily considered finished goods. Inventory costs include the purchase price of the product and freight charges to deliver the product to the Company’s warehouses and are net of certain cash or non-cash consideration received from vendors. The Company assesses the need for valuation allowances for slow-moving, excess and obsolete inventories by estimating the net recoverable value of such goods based upon inventory category, inventory age, specifically identified items and overall economic conditions.

The Company records inventories at the lower of cost or market using the last-in, first-out (“LIFO”) method. The base year values of beginning and ending inventories are determined using the inventory price index computation method, which “links” current costs to original costs in the base year when the Company adopted LIFO. At March 30, 2013 and December 29, 2012, the LIFO balance sheet reserves were $138 million and $136 million, respectively. As a result of changes in LIFO reserves, cost of goods sold increased $2 million and decreased $2 million in the 13-weeks ended March 30, 2013 and March 31, 2012, respectively.

Inventories — The Company’s inventories, consisting mainly of food and other foodservice-related products, are primarily considered finished goods. Inventory costs include the purchase price of the product and freight charges to deliver the product to the Company’s warehouses and are net of certain cash or non-cash consideration received from vendors (see “Vendor Consideration and Receivables”). The Company assesses the need for valuation allowances for slow-moving, excess and obsolete inventories by estimating the net recoverable value of such goods based upon inventory category, inventory age, specifically identified items and overall economic conditions.

The Company records inventories at the lower of cost or market using the last-in, first-out (“LIFO”) method. The base year values of beginning and ending inventories are determined using the inventory price index computation method, which “links” current costs to original costs in the base year when the Company adopted LIFO. At December 29, 2012 and December 31, 2011, the LIFO balance sheet reserves were $136 million and $123 million, respectively. As a result of changes in LIFO reserves, cost of goods sold increased $13 million, $59 million and $30 million for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, respectively.

Property and Equipment

Property and Equipment — Property and equipment are stated at depreciated cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to 40 years. Property and equipment under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the remaining terms of the leases or the estimated useful lives of the assets. At March 30, 2013 and December 29, 2012, property and equipment, net included accumulated depreciation of $941 million and $890 million, respectively. Depreciation expense was $57 million and $51 million for the 13-weeks ended March 30, 2013 and March 31, 2012, respectively.

Property and equipment held and used by the Company are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. For purposes of evaluating the recoverability of property and equipment, the Company compares the carrying value of the asset or asset group to the estimated, undiscounted future cash flows expected to be generated by the long-lived asset or asset group. If the future cash flows included in a long-lived asset recoverability test do not exceed the carrying value, the carrying value is compared to the fair value of such asset. If the carrying value exceeds the fair value, an impairment charge is recorded for the excess. The Company also assesses the recoverability of its facilities classified as Assets Held for Sale. If a facility’s carrying value exceeds its fair value, less an estimated cost to sell, an impairment charge is recorded for the excess. Assets Held for Sale are not depreciated.

Impairments are recorded as a component of restructuring and tangible asset impairment charges in the consolidated statements of comprehensive loss and a reduction of the assets’ carrying value in the consolidated balance sheets. See Note 10 — Restructuring and Tangible Asset Impairment Charges for a discussion of the Company’s long-lived asset impairment charges.

Property and Equipment — Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to 40 years. Property and equipment under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the remaining terms of the leases or the estimated useful lives of the assets.

Routine maintenance and repairs are charged to expense as incurred. Applicable interest charges incurred during the construction of new facilities or development of software for internal use are capitalized as one of the elements of cost and are amortized over the useful life of the assets.

Property and equipment held and used by the Company are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. For purposes of evaluating the recoverability of property and equipment, the Company compares the carrying value of the asset or asset group to the estimated, undiscounted future cash flows expected to be generated by the long-lived asset or asset group. If the future cash flows included in a long-lived asset recoverability test do not exceed the carrying value, the carrying value is compared to the fair value of such asset. If the carrying value exceeds the fair value, an impairment charge is recorded for the excess. The Company also assesses the recoverability of its facilities classified as Assets Held for Sale. If a facility’s carrying value exceeds its fair value, less an estimated cost to sell, an impairment charge is recorded for the excess. Assets Held for Sale are not depreciated.

Impairments are recorded as a component of restructuring and tangible asset impairment charges in the consolidated statements of comprehensive loss and a reduction of the assets’ carrying value in the consolidated balance sheets. See Note 13 — Restructuring and Tangible Asset Impairment Charges for a discussion of the Company’s long-lived asset impairment charges.

Goodwill and Other Intangible Assets

Goodwill and Other Intangible Assets — Goodwill and other intangible assets include the cost of the acquired business in excess of the fair value of the net assets recorded in connection with acquisitions. Other intangible assets include customer relationships, brand names and trademarks. As required, we assess goodwill and other intangible assets with indefinite lives for impairment annually, or more frequently, if events occur that indicate an asset may be impaired. For goodwill and indefinite-lived intangible assets, our policy is to assess for impairment at the beginning of each fiscal year’s third quarter. For other intangible assets with finite lives, we assess for impairment only if events occur that indicate that the carrying amount of an asset may not be recoverable. All goodwill is assigned to the consolidated Company as the reporting unit.

Goodwill and Other Intangible Assets — Goodwill and other intangible assets include the cost of the acquired business in excess of the fair value of the net assets recorded in connection with acquisitions. Other intangible assets include customer relationships, brand names and trademarks. As required, we assess goodwill and other intangible assets with indefinite lives for impairment annually, or more frequently, if events occur that indicate an asset may be impaired. For goodwill and indefinite-lived intangible assets, our policy is to assess for impairment at the beginning of each fiscal year’s third quarter. For other intangible assets with finite lives, we assess for impairment only if events occur that indicate that the carrying amount of an asset may not be recoverable. All goodwill is assigned to the consolidated Company as the reporting unit.

The Company adopted the guidance in Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2011-08, Intangibles — Goodwill and Other (Topic 350): Testing Goodwill for Impairment, for our fiscal year 2012 goodwill impairment assessment. The amendments in this ASU allow entities the option to first perform a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value. Under this ASU, if an entity concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying value, the entity is required to perform the two-step impairment test for the reporting unit. The revised guidance also allows an entity, at its election, to bypass the qualitative assessment and proceed directly to step one of the two-step impairment analysis where a fair value calculation is performed. Under both the qualitative assessment and the two-step quantitative impairment test, the Company is required to evaluate events and circumstances that may affect the performance of its reporting unit and the extent to which the events and circumstances may impact the future cash flows of its reporting unit to determine whether its fair value exceeds its carrying value. The qualitative factors we evaluated included macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and outlook, as well as company specific events.

Our fair value estimates of the brand name and trademark intangible assets are based on a discounted cash flow analysis. Due to the many variables inherent in estimating fair value and the relative size of the recorded indefinite-lived intangible assets, differences in assumptions may have a material effect on the results of our impairment analysis. See Note 9 — Goodwill and Other Intangibles for information on the balances carried in the consolidated balance sheets and a discussion of the Company’s impairment testing.

Self-Insurance Programs

Self-Insurance Programs — The Company accrues estimated liability amounts for claims covering general liability, fleet liability, workers’ compensation and group medical insurance programs. The amounts in excess of certain levels are fully insured. The Company accrues its estimated liability for the self-insured medical insurance program, including an estimate for incurred but not reported claims, based on known claims and past claims history. The Company accrues an estimated liability for the general liability, fleet liability and workers’ compensation programs based on an assessment of exposure related to known claims and incurred but not reported claims, as applicable. The inherent uncertainty of future loss projections could cause actual claims to differ from our estimates. These accruals are included in accrued expenses and other long-term liabilities in the consolidated balance sheets.

Share-Based Compensation

Share-Based Compensation — Certain employees participate in the 2007 Stock Incentive Plan for Key Employees of USF Holding Corp. and its Affiliates, or the “Stock Incentive Plan,” which allows purchases of shares of USF Holding Corp., grants of restricted shares of USF Holding Corp. and grants of options exercisable in USF Holding Corp. shares. The Company measures compensation expense for share-based option awards at fair value at the date of grant and recognizes compensation expense over the service period for share-based awards expected to vest.

Business Acquisitions

Business Acquisitions — The Company accounts for business acquisitions under the acquisition method, in which assets acquired and liabilities assumed are recorded at fair value as of the date of acquisition. The operating results of the acquired companies are included in the Company’s consolidated financial statements from the date of acquisition. Acquisitions, individually and in the aggregate, did not materially affect the Company’s results of operations or financial position for any period presented. The 2012 acquisitions have been or are being integrated into our foodservice distribution network. Certain acquisitions involve contingent consideration in the event certain operating results are achieved over periods of up to two years. As of March 30, 2013 and December 29, 2012, the Company has accrued $6 million of contingent consideration relating to acquisitions.

Business Acquisitions — The Company accounts for business acquisitions under the purchase method, in which assets acquired and liabilities assumed are recorded at fair value as of the date of acquisition. The operating results of the acquired companies are included in the Company’s consolidated financial statements from the date of acquisition.

Revenue Recognition

Revenue Recognition — The Company recognizes revenue from the sale of product upon passage of title and customer acceptance of goods, which generally occurs at delivery. The Company grants certain customers sales incentives, such as rebates or discounts and treats these as a reduction of sales at the time the sale is recognized. Sales taxes invoiced to customers and remitted to governmental authorities are recorded on a net basis and are excluded from net sales.

Revenue Recognition — The Company recognizes revenue from the sale of product upon passage of title and customer acceptance of goods, which generally occurs at delivery. The Company grants certain customers sales incentives, such as rebates or discounts and treats these as a reduction of sales at the time the sale is recognized. Sales taxes invoiced to customers and remitted to governmental authorities are recorded on a net basis and are excluded from net sales.

Cost of Goods Sold

Cost of Goods Sold — Cost of goods sold includes amounts paid to manufacturers for products sold, net of vendor consideration, plus the cost of transportation necessary to bring the products to the Company’s distribution facilities. Cost of goods sold excludes depreciation and amortization. The amounts presented for cost of goods sold may not be comparable to similar measures disclosed by other companies because not all companies calculate cost of goods sold in the same manner.

Cost of Goods Sold — Cost of goods sold includes amounts paid to manufacturers for products sold, net of vendor consideration, plus the cost of transportation necessary to bring the products to the Company’s distribution facilities. Cost of goods sold excludes depreciation and amortization. The amounts presented for cost of goods sold may not be comparable to similar measures disclosed by other companies because not all calculate cost of goods sold in the same manner.

Shipping and Handling Costs

Shipping and Handling Costs — Shipping and handling costs, which include costs relating to the selection of products and their delivery to customers, are recorded as a component of distribution, selling and administrative costs in the consolidated statements of comprehensive loss. Shipping and handling costs were $1.5 billion, $1.4 billion and $1.3 billion for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011, respectively.

Income Taxes

Income Taxes — The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company records net deferred tax assets to the extent the Company believes these assets will more likely than not be realized.

An uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Uncertain tax positions are recorded at the largest amount that is more likely than not to be sustained. The Company adjusts the amounts recorded for uncertain tax positions when its judgment changes as a result of the evaluation of new information not previously available. These differences are reflected as increases or decreases to income tax expense in the period in which they are determined.

Income Taxes — The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company records net deferred tax assets to the extent the Company believes these assets will more likely than not be realized.

An uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Uncertain tax positions are recorded at the largest amount that is more likely than not to be sustained. The Company adjusts the amounts recorded for uncertain tax positions when its judgment changes as a result of the evaluation of new information not previously available. These differences are reflected as increases or decreases to income tax expense in the period in which they are determined.

Derivative Financial Instruments

Derivative Financial Instruments — The Company utilizes derivative financial instruments to manage its exposure to movements on certain variable-rate loan obligations. The Company does not use financial instruments or derivatives for trading or other speculative purposes. The Company records its interest rate derivatives in its consolidated balance sheets at fair value.

The Company’s interest rate swap derivatives are considered cash flow hedges. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the income effect of the hedged forecasted transactions in a cash flow hedge. The effective portions of changes in the fair value of the Company’s interest rate swap derivative financial instruments are initially reported in other comprehensive loss and the related other asset or other liability and subsequently reclassified to income when the hedged interest affects income.

Any ineffective portion of changes in the fair value of the Company’s interest rate swap derivatives are recognized directly in income. Amounts reported in accumulated other comprehensive loss related to the Company’s interest rate swap derivatives are reclassified to interest expense as interest payments are made on the Company’s variable rate debt.

In the normal course of business, the Company enters into forward purchase agreements for the procurement of fuel, electricity and product commodities related to its business. These agreements often meet the definition of a derivative. However, in such cases, the Company has elected to apply the normal purchase and sale exemption available under derivatives accounting literature and these agreements are not recorded at fair value.

Concentration Risks

Concentration Risks — Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. The Company’s cash equivalents are invested primarily in money market funds at major financial institutions. Credit risk related to accounts receivable is dispersed across a larger number of customers located throughout the United States. The Company attempts to reduce credit risk through its initial and ongoing credit evaluation of its customer’s financial condition. There were no receivables from any one customer representing more than 5% of the Company’s consolidated gross accounts receivable at December 29, 2012 and December 31, 2011.

Fair Value Measurements (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Schedule of Fair Value Assets and Liabilities Measured on Recurring Basis

The Company’s assets and liabilities measured at fair value on a recurring basis as of March 30, 2013 and December 29, 2012, aggregated by the level in the fair value hierarchy within which those measurements fall, are as follows (in thousands):

Description	Level 1	Level 2	Level 3	Total
Recurring fair value measurements:
Money market funds	$20,000	$—	$—	$20,000

Balance at March 30, 2013	$20,000	$—	$—	$20,000

Recurring fair value measurements:
Interest rate swap derivative liability	$—	$(2,034)	$—	$(2,034)

Balance at December 29, 2012	$—	$(2,034)	$—	$(2,034)

Description	Level 1	Level 2	Level 3	Total
Nonrecurring fair value measurements:
Assets held for sale	$—	$—	$10,930	$10,930

Balance at March 30, 2013	$—	$—	$10,930	$10,930

Nonrecurring fair value measurements:
Assets held for sale	$—	$—	$23,400	$23,400
Property and equipment	—	—	3,361	3,361
Contingent consideration payable for business acquisitions	—	—	5,500	5,500

Balance at December 29, 2012	$—	$—	$32,261	$32,261

The Company’s assets and liabilities measured at fair value on a recurring and nonrecurring basis as of December 29, 2012 and December 31, 2011, aggregated by the level in the fair value hierarchy within which those measurements fall are as follows (in thousands):

Description	Level 1	Level 2	Level 3	Total
Recurring fair value measurements:
Interest rate swap derivative liability	$—	$(2,034)	$—	$(2,034)

Balance at December 29, 2012	$—	$(2,034)	$—	$(2,034)

Money market funds	$64,400	$—	$—	$64,400
Interest rate swap derivative liability	—	(29,685)	—	(29,685)

Balance at December 31, 2011	$64,400	$(29,685)	$—	$34,715

Description	Level 1	Level 2	Level 3	Total
Nonrecurring fair value measurements:
Assets held for sale	$—	$—	$23,400	$23,400
Property and equipment	—	—	3,361	3,361
Contingent consideration payable for business acquisitions	—	—	5,500	5,500

Balance at December 29, 2012	$—	$—	$32,261	$32,261

Assets held for sale	$—	$—	$32,300	$32,300

Balance at December 31, 2011	$—	$—	$32,300	$32,300

Effect of Interest Rate Swap Derivative Financial Instruments in Other Comprehensive Loss

The effect of the Company’s interest rate swap derivative financial instruments in the consolidated statement of other comprehensive loss for the 13-weeks ended March 30, 2013 and March 31, 2012, is as follows (in thousands):

Effect of Interest Rate Swap Derivative Instruments in the Consolidated Statements of Comprehensive Income (Loss)
Derivatives in Cash Flow Hedging Relationships	Amount of Loss Recognized in Other Comprehensive Loss on Derivative (Effective Portion), net of tax	Location of Loss Reclassified From Accumulated Other Comprehensive Loss	Amount of Loss Reclassified from Accumulated Other Comprehensive Loss into Income (Effective portion), net of tax	Location of Loss Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Income Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)

For the 13-weeks ended March 30, 2013:

Interest rate swap derivative	$(255)	Interest expense — net	$(797)	Interest expense — net	$645

For the 13-weeks ended March 31, 2012:

Interest rate swap derivative	$(1,267)	Interest expense — net	$(5,126)	Interest expense — net	$—

The effect of the Company’s interest rate swap derivative financial instruments in the consolidated statements of other comprehensive loss for the fiscal years ended December 29, 2012 and December 31, 2011, is as follows (in thousands):

Effect of Interest Rate Swap Derivative Instruments in the Consolidated Statements of Comprehensive Income (Loss)
Derivatives in Cash Flow Hedging Relationships	Amount of Loss Recognized in Other Comprehensive Loss on Derivative (Effective Portion), net of tax	Location of Loss Reclassified From Accumulated Other Comprehensive Loss	Amount of Loss Reclassified from Accumulated Other Comprehensive Loss into Income (Effective portion), net of tax	Location of Loss Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Loss Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)

For the year ended December 29, 2012:

Interest rate swap derivative	$(1,479)	Interest expense — net	$(19,049)	Interest expense — net	$645

For the year ended December 31, 2011:

Interest rate swap derivative	$(5,913)	Interest expense — net	$(23,419)	Interest expense — net	$—

Allowance For Doubtful Accounts (Tables)	12 Months Ended
Dec. 29, 2012
Summary of the Activity in the Allowance for Doubtful Accounts

A summary of the activity in the allowance for doubtful accounts for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended	Year Ended	Year Ended
	December 29, 2012	December 31, 2011	January 1, 2011
Balance at beginning of year	$35,100	$36,904	$35,171
Charged to costs and expenses	10,701	17,156	26,013
Customer accounts written off — net of recoveries	(20,195)	(18,960)	(24,280)

Balance at end of year	$25,606	$35,100	$36,904

Property And Equipment (Tables)	12 Months Ended
Dec. 29, 2012
Property and Equipment

Property and equipment as of December 29, 2012 and December 31, 2011 consisted of the following (in thousands):

	December 29,	December 31,	Range of
	2012	2011	Useful Lives
Land	$286,758	$249,281
Buildings and building improvements	1,013,792	972,141	10 – 40 years
Transportation equipment	487,858	381,235	5 – 10 years
Warehouse equipment	263,388	234,119	5 – 12 years
Office equipment, furniture and software	446,875	365,594	3 – 7 years
Construction in process	97,556	96,434

	2,596,227	2,298,804
Less accumulated depreciation and amortization	(889,839)	(701,987)

Property and equipment — net	$1,706,388	$1,596,817

Goodwill and Other Intangibles (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Schedule of Other Intangibles, Net

Other intangibles, net consisted of the following (in thousands):

	March 30,	December 29,
	2013	2012
Customer relationships — amortizable:
Gross carrying amount	$1,366,056	$1,366,056
Accumulated amortization	(766,300)	(729,403)

Net carrying value	599,756	636,653

Brand names and trademarks — not amortizing	252,800	252,800

Total other intangibles — net	$852,556	$889,453

Other intangibles, net as of December 29, 2012 and December 31, 2011 consisted of the following (in thousands):

	December 29,	December 31,
	2012	2011
Customer relationships — amortizable:
Gross carrying amount	$1,366,056	$1,321,930
Accumulated amortization	(729,403)	(590,048)

Net carrying value	636,653	731,882

Brand names and trademarks — not amortizing	252,800	252,800

Total other intangibles — net	$889,453	$984,682

Assets Held for Sale (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Schedule of Change in Assets Held for Sale

The change in Assets Held for Sale for the 13-weeks ended March 30, 2013 is as follows (in thousands):

Balance at beginning of period	$23,193
Assets sold	(2,614)
Tangible asset impairment charges	(1,860)

Balance at end of the period	$18,719

The changes in Assets Held for Sale for the fiscal years ended December 29, 2012 and December 31, 2011 are as follows (in thousands):

	Year Ended	Year Ended
	December 29, 2012	December 31, 2011
Balance at beginning of year	$30,405	$19,672
Transfers in	11,804	20,954
Assets sold	(16,526)	(5,329)
Tangible asset impairment charges	(2,490)	(4,892)

Balance at end of the year	$23,193	$30,405

Debt (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Components of Debt

The Company’s debt at March 30, 2013 and December 29, 2012 is comprised of the following (in thousands):

Debt Description	Contractual Maturity	Interest Rate at March 30, 2013	March 30, 2013	December 29, 2012
ABL Facility	May 11, 2016	3.24%	$145,000	$170,000
2012 ABS Facility	August 27, 2015	1.50	686,000	686,000
2011 Term Loan	March 31, 2017	5.75	416,500	418,625
Amended 2007 Term Loan	March 31, 2017	5.75	1,673,886	1,684,086
CMBS Fixed Facility	August 1, 2017	6.38	472,391	472,391
Cash Flow Revolver	July 3, 2013	—	—	—
Senior Notes	June 30, 2019	8.50	1,350,000	975,000
Senior Subordinated Notes	June 30, 2017	11.25	—	355,166
Obligations under capital leases	2019-2025	5.75 – 9.00	80,144	31,075
Other debt	2018-2031	4.48 – 4.88	12,893	12,966

Total debt			4,836,814	4,805,309
Add unamortized premium			20,808	8,516
Less current portion of long-term debt			(54,817)	(48,926)

Long-term debt			$4,802,805	$4,764,899

The Company’s debt for the years ended December 29, 2012 and December 31, 2011 is comprised of the following (in thousands):

		Interest Rate
		at
	Contractual	December 29,	December 29,	December 31,
Debt Description	Maturity	2012	2012	2011
ABL Facility	May 11, 2016	3.43%	$170,000	$—
2012 ABS Facility	August 27, 2015	1.52	686,000	—
ABS Facility	—	—	—	683,700
2011 Term Loan	March 31, 2017	5.75	418,625	421,813
Amended 2007 Term Loan	March 31, 2017	5.75	1,684,086	—
2007 Term Loan	—	—	—	1,948,200
CMBS Fixed Facility	August 1, 2017	6.38	472,391	472,391
CMBS Floating Facility	—	—	—	170,826
Cash Flow Revolver	July 3, 2013	—	—	—
Senior Notes	June 30, 2019	8.50	975,000	400,000
Senior Subordinated Notes	June 30, 2017	11.25	355,166	521,166
Other debt	2018-2031	4.88–9.00	44,041	22,862

Total debt			4,805,309	4,640,958
Add unamortized premium			8,516	—
Less current portion of long-term debt			(48,926)	(203,118)

Long-term debt			$4,764,899	$4,437,840

Principal Payments to Outstanding Debt

Principal payments to be made on outstanding debt as of December 29, 2012 are as follows (in thousands):

2013	$48,926
2014	26,958
2015	713,122
2016	197,327
2017	2,812,653
Thereafter	1,006,323

$4,805,309

Accrued Expenses And Other Long-Term Liabilities (Tables)	12 Months Ended
Dec. 29, 2012
Accrued Expenses and Other long-term liabilities

Accrued expenses and other long-term liabilities as of December 29, 2012 and December 31, 2011 consisted of the following (in thousands):

	December 29,	December 31,
	2012	2011
Accrued expenses:
Salary, wages and bonus expenses	$60,855	$105,389
Operating expenses	66,795	66,285
Workers’ compensation, general liability and fleet liability	44,868	48,858
Group medical liability	21,701	19,635
Customer rebates and other selling expenses	60,598	52,291
Restructuring	11,696	13,280
Property and sales tax	20,790	15,911
Interest	79,951	56,894
Interest rate swap derivative	2,034	—
Other	19,018	12,626

Total accrued expenses	$388,306	$391,169

Other long-term liabilities:
Workers’ compensation, general liability and fleet liability	$114,601	$127,033
Accrued pension and postretirement benefit obligations	239,549	207,811
Restructuring	65,602	77,713
Unfunded lease obligation	28,371	29,403
Interest rate swap derivative	—	29,685
Other	31,519	28,985

Total other long-term liabilities	$479,642	$500,630

Summary of Self-Insurance Liability Activity

A summary of self-insurance liability activity for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended	Year Ended	Year Ended
	December 29,	December 31,	January 1,
	2012	2011	2011
Balance at beginning of the year	$175,891	$187,694	$177,009
Charged to costs and expenses	37,763	46,127	66,338
Payments	(54,185)	(57,930)	(55,653)

Balance at end of the year	$159,469	$175,891	$187,694

Restructuring and Tangible Asset Impairment Charges (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Summary of Changes in Restructuring Liabilities

The following table summarizes the changes in the restructuring liabilities for the 13-weeks ended March 30, 2013 (in thousands):

	Severance	Facility
	and Related	Closing
	Costs	Costs	Total
Balance at December 29, 2012	$74,121	$3,177	$77,298
Current period charges	477	94	571
Change in estimate	(8)	(631)	(639)
Payments and usage — net of accretion	(2,817)	(311)	(3,128)

Balance at March 30, 2013	$71,773	$2,329	$74,102

Changes in the restructuring liabilities as of December 29, 2012, December 31, 2011, and January 1, 2011, are as follows (in thousands):

	Severance	Facility
	and Related	Closing
	Costs	Costs	Total
Balance at January 2, 2010	$44,127	$11,872	$55,999
Current period charges	10,181	986	11,167
Change in estimate	(670)	(2,157)	(2,827)
Payments and usage — net of accretion	(11,273)	(4,196)	(15,469)

Balance at January 1, 2011	42,365	6,505	48,870
Current period charges	64,302	1,135	65,437
Change in estimate	(2,445)	(360)	(2,805)
Payments and usage — net of accretion	(18,822)	(1,687)	(20,509)

Balance at December 31, 2011	85,400	5,593	90,993
Current period charges	4,703	51	4,754
Change in estimate	(1,575)	(1,786)	(3,361)
Payments and usage — net of accretion	(14,407)	(681)	(15,088)

Balance at December 29, 2012	$74,121	$3,177	$77,298

Summary of Restructuring Charges

A summary of the restructuring charges during the 13-weeks ended March 30, 2013 and March 31, 2012 is as follows (in thousands):

	13-Weeks Ended
	March 30,	March 31,
	2013	2012
Severance and related costs	$469	$6
Facility closing costs	(537)	—
Tangible asset impairment charges	1,860	—

Total	$1,792	$6

A summary of the restructuring and tangible asset impairment charges for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

	Year Ended	Year Ended	Year Ended
	December 29, 2012	December 31, 2011	January 1, 2011
Severance and related costs	$3,128	$61,857	$9,511
Facility closing costs	(1,735)	775	(1,171)
Tangible asset impairment charges	7,530	9,260	2,172

Total	$8,923	$71,892	$10,512

Share-Based Compensation and USF Holding Corp. Common Share Issuances (Tables)	12 Months Ended
Dec. 29, 2012
Shares and Net Proceeds, Including Loan Activity and Share Costs, of Employee Share Repurchases Contributed by USF Holding Corp

The related shares and net proceeds, including loan activity and share costs, of the employee share purchases, which were contributed to the Company by USF Holding Corp. in fiscal year 2012, were as follows (in thousands):

	Number of	Net Proceeds
Stock Incentive Plan — Employee Shares	Shares	Contributed
Issued and outstanding at December 31, 2011	7,169	$33,885
Issued	52	761
Repurchased	(436)	(2,724)

Outstanding at December 29, 2012	6,785	$31,922

Weighted-Average Assumptions for Options Granted

The weighted-average assumptions for options granted for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, are included in the following table:

	Year Ended	Year Ended	Year Ended
	December 29,	December 31,	January 1,
	2012	2011	2011
Expected volatility	35.0%	30.0%	30.0%
Expected dividends	0.0%	0.0%	0.0%
Risk-free rate	0.9%	1.2%	1.7%
Expected term (in years) 10-year options	6.7	6.5	6.1

Summary of Options Outstanding

A summary of options outstanding as of December 29, 2012 and changes during the fiscal year then ended is presented below:

	Time Options	Performance Options	Total Options	Weighted- Average Fair Value	Weighted- Average Exercise Price	Weighted - Average Remaining Contractual Years
Outstanding at December 31, 2011	10,707,770	10,707,770	21,415,540	$1.99	$4.90
Granted	565,626	565,626	1,131,252	$2.05	$5.95
Exercised	(425,500)	(425,500)	(851,000)	$2.21	$5.00
Forfeited	(247,318)	(247,318)	(494,636)	$1.74	$4.99

Outstanding at December 29, 2012	10,600,578	10,600,578	21,201,156	$2.03	$4.93	7

Vested and exercisable at December 29, 2012	7,854,223	6,681,874	14,536,097	$2.09	$4.92	7

Summary of Nonvested Restricted Shares

The summary of nonvested Restricted Shares as of December 29, 2012 and changes during the fiscal year then ended is presented below:

		Weighted-
		Average
	Restricted	Fair
	Shares	Value
Nonvested at December 31, 2011	485,223	$5.50
Granted	481,702	6.00
Vested	(340,023)	6.00
Forfeited	(34,059)	6.00

Nonvested at December 29, 2012	592,843	$6.00

Leases (Tables)	12 Months Ended
Dec. 29, 2012
Noncancelable Lease Agreements, Minimum Lease Payments

The Company is obligated under the above mentioned noncancelable lease agreements to make future minimum lease payments, together with contractual sublease income, as of December 29, 2012 as follows (in thousands):

	Unfunded Lease Obligation	Capital Leases	Operating Leases	Sublease Income	Net

2013	$3,819	$2,039	$40,735	$(1,930)	$44,663
2014	4,172	3,171	33,711	(1,907)	39,147
2015	4,172	3,237	28,864	(1,840)	34,433
2016	4,269	3,304	24,524	(1,325)	30,772
2017	4,269	3,371	20,132	(702)	27,070
Thereafter	28,169	27,385	79,157	—	134,711

Total minimum lease payments (receipts)	48,870	42,507	$227,123	$(7,704)	$310,796

Less amount representing interest	(16,696)	(11,432)

Present value of minimum lease payments	$32,174	$31,075

Retirement Plans (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Components of Net Pension and Other Post Retirement Benefit Costs

The components of net pension and other post retirement benefit costs for the periods presented are as follows (in thousands):

	13-Weeks Ended
	Pension Benefits		Other Postretirement Plans
	March 30, 2013	March 31, 2012	March 30, 2013	March 31, 2012
Service cost	$8,030	$6,426	$38	$35
Interest cost	8,368	9,447	108	128
Expected return on plan assets	(10,482)	(10,329)	—	—
Amortization of prior service cost	50	26	—	—
Amortization of net loss	3,257	3,440	28	8

Net periodic benefit costs	$9,223	$9,010	$174	$171

The components of net pension and other postretirement benefit costs for each fiscal year are as follows (in thousands):

	Pension Benefits
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Components of net periodic pension cost:
Service cost	$25,819	$22,405	$18,989
Interest cost	38,404	36,013	33,826
Expected return on plan assets	(41,621)	(38,295)	(34,488)
Amortization of prior service cost	102	102	102
Amortization of net loss	14,572	11,541	7,059
Settlements	17,840	—	—

Net periodic pension costs	$55,116	$31,766	$25,488

	Other Postretirement Plans
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Components of net periodic postretirement benefit costs:
Service cost	$140	$138	$120
Interest cost	512	546	595
Amortization of net loss (gain)	34	44	(6)

Net periodic other post-retirement benefit costs	$686	$728	$709

Changes in Plan Assets and Benefit Obligations

Changes in plan assets and benefit obligations recorded in other comprehensive loss for pension and other postretirement benefits for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, are as follows (in thousands):

	Pension Benefits
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Changes recognized in other comprehensive loss :
Actuarial loss	$(54,059)	$(41,101)	$(37,754)
Prior service cost	(620)	—	—
Amortization of prior service cost	102	102	102
Amortization of net loss	14,572	11,541	7,059
Settlements	17,840	—	—

Net periodic pension costs	$(22,165)	$(29,458)	$(30,593)

	Other Postretirement Plans
	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Changes recognized in other comprehensive loss:
Actuarial (loss) gain	$(661)	$449	$(643)
Amortization of net loss (gain)	34	44	(6)

Net periodic other post-retirement benefit costs	$(627)	$493	$(649)

Funded Status of the Defined Benefit Plans

The funded status of the defined benefit plans for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

	Pension Benefits
	December 29, 2012	December 31, 2011	January 1, 2011

Change in benefit obligation:
Benefit obligation at beginning of period	$762,771	$676,048	$589,995
Service cost	25,819	22,405	18,989
Interest cost	38,404	36,013	33,825
Actuarial loss	82,840	52,900	55,701
Plan amendments	620	—	—
Settlements	(68,627)	(225)	(225)
Benefit disbursements	(45,838)	(24,370)	(22,237)

Benefit obligation at end of period	795,989	762,771	676,048

Change in plan assets:
Fair value of plan assets at beginning of period	564,651	502,947	440,483
Return on plan assets	70,403	50,094	52,435
Employer contribution	46,179	36,205	32,491
Settlements	(68,627)	(225)	(225)
Benefit disbursements	(45,838)	(24,370)	(22,237)

Fair value of plan assets at end of period	566,768	564,651	502,947

Net amount recognized	$(229,221)	$(198,120)	$(173,101)

	Other Postretirement Plans
	December 29, 2012	December 31, 2011	January 1, 2011

Change in benefit obligation:
Benefit obligation at beginning of period	$10,653	$11,065	$10,795
Service cost	140	138	120
Interest cost	512	546	595
Employee contributions	297	411	416
Actuarial loss (gain)	661	(449)	643
Benefit disbursements	(906)	(1,058)	(1,504)

Benefit obligation at end of period	11,357	10,653	11,065

Change in plan assets:
Fair value of plan assets at beginning of period	—	—	—
Employer contribution	609	647	1,088
Employee contributions	297	411	416
Benefit disbursements	(906)	(1,058)	(1,504)

Fair value of plan assets at end of period	—	—	—

Net amount recognized	$(11,357)	$(10,653)	$(11,065)

	Pension Benefits
	December 29, 2012	December 31, 2011	January 1, 2011
Amounts recognized in the consolidated balance sheets consist of the following:
Accrued benefit obligation — current	$(401)	$(332)	$(225)
Accrued benefit obligation — noncurrent	(228,820)	(197,788)	(172,876)

Net amount recognized in the consolidated balance sheets	$(229,221)	$(198,120)	$(173,101)

Amounts recognized in accumulated other comprehensive loss consist of the following:
Prior service cost	$(1,030)	$(513)	$(615)
Net loss	(203,647)	(181,999)	(152,439)

Net liability recognized in accumulated other comprehensive loss	$(204,677)	$(182,512)	$(153,054)

Additional information:
Accumulated benefit obligation	$733,626	$721,874	$642,250
Unfunded accrued pension cost	(24,544)	(15,608)	(20,047)

	Other Postretirement Plans
	December 29, 2012	December 31, 2011	January 1, 2011
Amounts recognized in the consolidated balance sheets consist of the following:
Accrued benefit obligation — current	$(628)	$(630)	$(700)
Accrued benefit obligation — noncurrent	(10,729)	(10,023)	(10,365)

Net amount recognized in the consolidated balance sheets	$(11,357)	$(10,653)	$(11,065)

Amounts recognized in accumulated other comprehensive loss consist of the following:
Net loss	$(1,063)	$(436)	$(929)

Net liability recognized in accumulated other comprehensive loss	$(1,063)	$(436)	$(929)

Additional information — unfunded accrued benefit cost	$(10,294)	$(10,217)	$(10,136)

	Pension Benefits	Other Postretirement Benefits
Amounts expected to be amortized from accumulated other comprehensive loss in the next fiscal year:
Net loss	$13,029	$112
Prior service cost	198	—

Net expected to be amortized	$13,227	$112

Assumptions to Determine Benefit Obligations at Period-end and Net Pension Costs

Assumptions used to determine benefit obligations at period-end and net pension costs were as follows:

	Pension Benefits
	December 29, 2012	December 31, 2011	January 1, 2011

Benefit obligation:
Discount rate	4.29%	5.08%	5.38%
Annual compensation increase	3.6%	4.0%	4.0%
Net cost:
Discount rate	5.08%	5.38%	5.90%
Expected return on plan assets	7.25%	7.50%	7.75%
Annual compensation increase	4.0%	4.0%	4.0%

	Other Postretirement Plans
	December 29, 2012	December 31, 2011	January 1, 2011
Benefit obligation — discount rate	3.90%	4.95%	5.10%
Net cost — discount rate	4.95%	5.10%	5.70%

Assumed Health Care Trend Rates

The assumed healthcare trend rates for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, are as follows:

	December 29, 2012	December 31, 2011	January 1, 2011

Immediate rate	7.50%	7.80%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year the rate reaches the ultimate trend rate	2028	2028	2028

Schedule of Level Three Defined Benefit Plan Assets

The following table (in thousands) sets forth by level within the fair value hierarchy the assets of the Company’s defined benefit plans assets. See Note 4 — Fair Value Measurements for a detailed description of the three-tier fair value hierarchy.

	Asset Fair Value as of December 29, 2012
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$2,079	$—	$—	$2,079
Common collective trust funds:
Cash equivalents	—	8,178	—	8,178
Domestic equities	—	189,872	—	189,872
International equities	—	28,529	—	28,529
Mutual funds:
Domestic equities	24,060	—	—	24,060
International equities	31,346	—	—	31,346
Long-term debt securities:
Corporate debt securities:
Domestic	—	137,457	—	137,457
International	—	20,341	—	20,341
U.S. government securities	—	112,681	—	112,681
Government agencies securities	—	9,343	—	9,343
Other	—	2,882	—	2,882

	$57,485	$509,283	$—	$566,768

	Asset Fair Value as of December 31, 2011
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$8,345	$—	$—	$8,345
Common collective trust funds:
Cash equivalents	—	4,119	—	4,119
Domestic equities	—	205,947	—	205,947
International equities	—	25,865	—	25,865
Mutual funds:
Domestic equities	23,926	—	—	23,926
International equities	28,787	—	—	28,787
Long-term debt securities:
Corporate debt securities:
Domestic	—	114,489	—	114,489
International	—	18,002	—	18,002
U.S. government securities	—	120,698	—	120,698
Government agencies securities	—	8,568		8,568
Other	—	1,944	—	1,944
Investment contract	—	—	3,961	3,961

	$61,058	$499,632	$3,961	$564,651

Summary of Changes in the Fair Value of this Level 3 Asset

A summary of changes in the fair value of this Level 3 asset for the fiscal year ended December 29, 2012 and December 31, 2011 is as follows (in thousands):

	December 29, 2012	December 31, 2011
Balance at beginning of period	$3,961	$3,788
Net realized gain on assets	—	173
Sales and settlements — net	(3,961)	—

Balance at end of period	$—	$3,961

Estimated Future Benefit Payments

Estimated future benefit payments, under Company sponsored plans as of December 29, 2012, are as follows (in thousands):

	Pension	Postretirement
	Benefits	Plans
2013	$31,969	$629
2014	32,662	712
2015	34,006	798
2016	34,927	850
2017	37,369	870
Subsequent five years	211,348	4,486

Multiemployer Pension Plans

PPA Zone Status
Pension Fund	EIN / Plan Number	2012	2011	FIP/RP Status Pending / Implemented	Surcharge Imposed	Expiration Dates
Central States, Southeast and Southwest Areas Pension Fund	36-6044243 / 001	Red	Red	Implemented	Yes	4/30/13 to 4/30/16
Western Conference of Teamsters Pension Trust Fund (1)	91-6145047 / 001	Green	Green	N/A	No	11/16/12 to 10/1/15 (2)
Minneapolis Food Distributing Industry Pension Plan (1)	41-6047047 / 001	Yellow	Yellow	Implemented	No	3/31/14
Teamster Pension Trust Fund of Philadelphia and Vicinity (1)	23-1511735 001	Yellow	Yellow	Pending	No	2/8/12 to 3/10/12(3)
Truck Drivers & Helpers Local 355 Pension Fund (1)	52-0951433 001	Yellow	Yellow	Pending	No	3/15/15
Local 703 I.B. of T. Grocery and Food Employees’ Pension Plan	36-6491473 / 001	Green	Green	N/A	No	6/30/13
United Teamsters Trust Fund A	13-5660513 / 001	Red	Red	Implemented	Yes	5/30/15
Warehouse Employees Local 169 and Employers Joint Pension Fund (1)	23-6230368 / 001	Red	Red	Implemented	Yes	2/8/12(4)
Warehouse Employees Local No. 570 Pension Fund	52-6048848 / 001	Green	Green	N/A	No	3/15/15

(1)	The plan has elected to utilize special amortization provisions provided under the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010.
(2)	The Company is a party to multiple collective bargaining agreements requiring contributions to this pension fund. A collective bargaining agreement within this pension fund expired in 2012 and continues to operate under an extension.
(3)	The Company is a party to three collective bargaining agreements requiring contributions to this pension fund. The agreements expired in 2012 and continue to operate under extensions.
(4)	The collective bargaining agreement for this pension fund is operating under an extension.

Contributions to Multiemployer Pension Plans

The following table provides information about the Company’s contributions to its multiemployer pension plans. For plans that are not individually significant to the Company, the total amount of USF contributions is aggregated.

	USF Contributions (1) (2)			USF Contributions Exceed 5% of
Pension	(in thousands)			Total Plan Contributions (3)
Fund	2012	2011	2010	2011	2010
Central States, Southeast and Southwest Areas Pension Fund	$3,389	$3,059	$2,932	No	No
Western Conference of Teamsters Pension Trust Fund	8,309	7,965	7,390	No	No
Minneapolis Food Distributing Industry Pension Plan	4,235	3,985	3,868	Yes	Yes
Teamster Pension Trust Fund of Philadelphia and Vicinity	2,808	2,685	2,687	No	No
Truck Drivers and Helpers Local 355 Pension Fund	1,491	1,338	1,297	Yes	Yes
Local 703 I.B. of T. Grocery and Food Employees’ Pension Plan	1,017	885	833	Yes	Yes
United Teamsters Trust Fund A	1,144	930	806	Yes	Yes
Warehouse Employees Local 169 and Employers Joint Pension Fund	961	948	911	Yes	Yes
Warehouse Employees Local No. 570 Pension Fund	969	878	922	Yes	Yes
Other Funds	3,935	3,768	4,437	-	-

	$28,258	$26,441	$26,083

(1)	Contributions made to these plans during the Company’s fiscal year, which may not coincide with the plans’ fiscal years.
(2)	Contributions do not include payments related to multiemployer pension withdrawals as described in Note 13 — Restructuring and Tangible Asset Impairment Charges.
(3)	Indicates where the Company was listed in the respective multiemployer plan Form 5500 for the applicable plan year as having made more than 5% of total contributions to the plan.

Income Taxes (Tables)	12 Months Ended
Dec. 29, 2012
Income Tax Provision (Benefit)

The income tax provision (benefit) for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, consisted of the following (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Current:
Federal	$7	$(42)	$(42)
State	299	(432)	971

Current income tax provision (benefit)	306	(474)	929

Deferred:
Federal	37,635	(43,551)	6,670
State	4,507	1,951	7,986

Deferred income tax provision (benefit)	42,142	(41,600)	14,656

Total income tax provision (benefit)	$42,448	$(42,074)	$15,585

Reconciliation of the Provisions for Income Taxes from Continuing Operations

The reconciliation of the provisions for income taxes from continuing operations at the U.S. federal statutory income tax rate of 35% to the Company’s income taxes for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Federal income tax (benefit) expense computed at statutory rate	$(3,054)	$(50,486)	$917
Increase (decrease) in income taxes resulting from:
State income taxes — net of federal income tax benefit	(24)	(4,983)	307
Statutory rate and apportionment change	(1,000)	(74)	(486)
Change in reserves	—	—	3,051
Non-deductible expenses	2,215	1,964	2,324
Return to accrual reconciliation	29	494	2,881
Valuation allowance for deferred tax assets	43,748	10,769	4,532
Net operating loss expirations	634	772	1,568
Other	(100)	(530)	491

Total income tax provision (benefit)	$42,448	$(42,074)	$15,585

Significant Deferred Tax Assets and Liabilities

Temporary differences and carryforwards that created significant deferred tax assets and liabilities at December 29, 2012 and December 31, 2011 were as follows (in thousands):

	December 29, 2012	December 31, 2011
Deferred tax assets:
Allowance for doubtful accounts	$10,204	$15,329
Accrued employee benefits	32,211	52,172
Restructuring reserves	39,131	42,264
Workers’ compensation, general liability and auto liabilities	62,353	68,656
Deferred income	1,506	1,979
Deferred financing costs	11,234	—
Pension liability	75,233	64,886
Interest rate derivative liability	795	11,613
Net operating loss carryforwards	215,443	209,548
Other accrued expenses	15,241	14,581

Total gross deferred tax assets	463,351	481,028
Less valuation allowance	(128,844)	(85,685)

Total net deferred tax assets	334,507	395,343

Deferred tax liabilities:
Property and equipment	(139,365)	(140,018)
Inventories	(20,263)	(31,278)
Intangibles	(532,341)	(537,323)

Total deferred tax liabilities	(691,969)	(708,619)

Net deferred tax liability	$(357,462)	$(313,276)

Net Deferred Tax Liability in Balance Sheet

The net deferred tax liability is presented in the December 29, 2012 and December 31, 2011 consolidated balance sheets as follows (in thousands):

	2012	2011
Current deferred tax asset	$8,034	$30,915
Noncurrent deferred tax liability	(365,496)	(344,191)

Net deferred tax liability	$(357,462)	$(313,276)

Summary of the Activity in the Valuation Allowance

A summary of the activity in the valuation allowance for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Balance at beginning of period	$85,685	$74,916	$70,384
Charged to expense	43,748	10,769	4,532
Other	(589)	—	—

Balance at end of period	$128,844	$85,685	$74,916

Net Operating Loss Carryforwards Expire	The Company’s net operating loss carryforwards expire as follows (in millions):

	Federal	State	Total
2013-2017	$—	$9	$9
2018-2022	8	31	39
2023-2027	31	36	67
2028-2032	86	14	100

	$125	$90	$215

Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits as of December 29. 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

Balance at January 2, 2010	$61,758
Gross increases due to positions taken in prior years	969
Gross decreases due to positions taken in prior years	(1,027)
Gross increases due to positions taken in current year	111
Decreases due to lapses of statute of limitations	(197)
Decreases due to changes in tax rates	(7)

Balance at January 1, 2011	61,607
Gross increases due to positions taken in prior years	70
Gross decreases due to positions taken in prior years	(802)
Decreases due to lapses of statute of limitations	(92)
Decreases due to changes in tax rates	(385)

Balance at December 31, 2011	60,398
Gross decreases due to positions taken in prior years	(333)
Gross increases due to positions taken in current year	71
Decreases due to lapses of statute of limitations	(73)
Decreases due to changes in tax rates	(436)

Balance at December 29, 2012	$59,627

Business Acquisitions (Tables)	12 Months Ended
Dec. 29, 2012
Purchase Price Allocations for Business Acquisitions

The following table summarizes the purchase price allocations for the 2012 business acquisitions as follows (in thousands):

Accounts receivable	$25,083
Inventories	26,076
Property and equipment	21,107
Goodwill	15,213
Other intangible assets	44,126
Accounts payable	(16,634)
Accrued expenses and other current liabilities	(8,930)

Cash used in acquisitions	$106,041

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 29, 2012
Purchase Commitments

Purchase commitments for 2013 include the following (in thousands):

Inventory ordered — not received	$595,522
Vendor purchase contracts	83,399
Diesel fuel forward purchases	121,733

Total purchase commitments	$800,654

Guarantor and Non-Guarantor Condensed Consolidating Financial Information (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Schedule of Condensed Consolidating Balance Sheet

	Condensed Consolidating Balance Sheet March 30, 2013
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$299,168	$31,819	$937,946	$—	$1,268,933
Inventories	1,034,826	52,171	—	—	1,086,997
Other current assets	306,477	6,775	87,233	—	400,485
Property and equipment	868,475	85,309	788,499	—	1,742,283
Goodwill	3,833,301	—	—	—	3,833,301
Other intangibles	852,556	—	—	—	852,556
Investments in subsidiaries	1,341,015	—	—	(1,341,015)	—
Intercompany receivables	—	588,661	—	(588,661)	—
Other assets	59,147	17	34,419	(23,200)	70,383

Total assets	$8,594,965	$764,752	$1,848,097	$(1,952,876)	$9,254,938

Accounts payable	$1,249,062	$40,869	$—	$—	$1,289,931
Other current liabilities	536,081	13,343	25,966	—	575,390
Long-term debt	3,653,975	12,322	1,136,508	—	4,802,805
Intercompany payables	551,605	—	37,056	(588,661)	—
Other liabilities	878,473	—	5,770	(23,200)	861,043
Shareholder’s equity	1,725,769	698,218	642,797	(1,341,015)	1,725,769

Total liabilities and shareholder’s equity	$8,594,965	$764,752	$1,848,097	$(1,952,876)	$9,254,938

	Condensed Consolidating Balance Sheet
	December 29, 2012
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$283,325	$31,303	$901,984	$—	$1,216,612
Inventories	1,041,628	50,864	—	—	1,092,492
Other current assets	357,830	5,937	87,635	—	451,402
Property and equipment	834,116	85,486	786,786	—	1,706,388
Goodwill	3,833,301	—	—	—	3,833,301
Other intangibles	889,453	—	—	—	889,453
Investments in subsidiaries	1,319,079	—	—	(1,319,079)	—
Intercompany receivables	—	573,654	—	(573,654)	—
Other assets	61,977	17	34,964	(23,200)	73,758

Total assets	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

Accounts payable	$1,204,529	$35,113	$148	$—	$1,239,790
Other current liabilities	561,032	12,334	25,657	—	599,023
Long-term debt	3,628,391	—	1,136,508	—	4,764,899
Intercompany payables	549,633	—	24,021	(573,654)	—
Other liabilities	862,568	—	5,770	(23,200)	845,138
Shareholder’s equity	1,814,556	699,814	619,265	(1,319,079)	1,814,556

Total liabilities and shareholder’s equity	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

	Condensed Consolidating Balance Sheet December 29, 2012 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$283,325	$31,303	$901,984	$—	$1,216,612
Inventories	1,041,628	50,864	—	—	1,092,492
Other current assets	357,830	5,937	87,635	—	451,402
Property and equipment	834,116	85,486	786,786	—	1,706,388
Goodwill	3,833,301	—	—	—	3,833,301
Other intangibles	889,453	—	—	—	889,453
Investments in subsidiaries	1,319,079	—	—	(1,319,079)	—
Intercompany receivables	—	573,654	—	(573,654)	—
Other assets	61,977	17	34,964	(23,200)	73,758

Total assets	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

Accounts payable	$1,204,529	$35,113	$148	$—	$1,239,790
Other current liabilities	561,032	12,334	25,657	—	599,023
Long-term debt	3,628,391	—	1,136,508	—	4,764,899
Intercompany payables	549,633	—	24,021	(573,654)	—
Other liabilities	862,568	—	5,770	(23,200)	845,138
Shareholder’s equity	1,814,556	699,814	619,265	(1,319,079)	1,814,556

Total liabilities and shareholder’s equity	$8,620,709	$747,261	$1,811,369	$(1,915,933)	$9,263,406

	Condensed Consolidating Balance Sheet December 31, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Accounts receivable — net	$260,248	$31,849	$841,206	$—	$1,133,303
Inventories	807,655	43,763	—	—	851,418
Other current assets	371,016	5,955	73,823	—	450,794
Property and equipment	700,474	74,654	821,689	—	1,596,817
Goodwill	3,818,088	—	—	—	3,818,088
Other intangibles	984,682	—	—	—	984,682
Investments in subsidiaries	1,088,818	—	—	(1,088,818)	—
Intercompany receivables	—	566,055		(566,055)	—
Other assets	69,904	19	11,402	—	81,325

Total assets	$8,100,885	$722,295	$1,748,120	$(1,654,873)	$8,916,427

Accounts payable	$941,179	$31,841	$369	$—	$973,389
Other current liabilities	612,248	15,548	171,601	—	799,397
Long-term debt	3,281,749	—	1,156,091		4,437,840
Intercompany payables	566,055	—	—	(566,055)	—
Other liabilities	838,674	—	6,147	—	844,821
Shareholder’s equity	1,860,980	674,906	413,912	(1,088,818)	1,860,980

Total liabilities and shareholder’s equity	$8,100,885	$722,295	$1,748,120	$(1,654,873)	$8,916,427

Schedule of Condensed Consolidating Statement of Comprehensive Income (Loss)

	Condensed Consolidating Statement of Comprehensive Income (Loss)
	13-Weeks Ended March 30, 2013
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$5,264,586	$140,336	$23,568	$(23,568)	$5,404,922
Cost of goods sold	4,383,434	112,349	—	—	4,495,783

Gross profit	881,152	27,987	23,568	(23,568)	909,139
Operating expenses:
Distribution, selling and admininstrative	872,964	23,494	15,565	(28,053)	883,970
Restructuring and tangible asset impairment charges	402	—	1,390	—	1,792

Total operating expenses	873,366	23,494	16,955	(28,053)	885,762

Operating income	7,786	4,493	6,613	4,485	23,377
Interest expense — net	70,723	—	11,103	—	81,826
Loss on extinguishment of debt	23,967	—	—	—	23,967
Other expense (income) — net	27,001	(4,485)	(27,001)	4,485	—

(Loss) income before income taxes	(113,905)	8,978	22,511	—	(82,416)
Income tax provision	4,502	—	7,790	—	12,292
Equity in earnings of subsidiaries	23,699	—	—	(23,699)	—

Net (loss) income	(94,708)	8,978	14,721	(23,699)	(94,708)
Other comphrehensive income	2,876	—	—	—	2,876

Comprehensive (loss) income	$(91,832)	$8,978	$14,721	$(23,699)	$(91,832)

	Condensed Consolidating Statement of Comprehensive Income (Loss)
	13-Weeks Ended March 31, 2012
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$5,115,859	$143,867	$23,697	$(23,697)	$5,259,726
Cost of goods sold	4,266,024	117,261	—	—	4,383,285

Gross profit	849,835	26,606	23,697	(23,697)	876,441
Operating expenses:
Distribution, selling and admininstrative	798,993	23,312	15,229	(27,392)	810,142
Restructuring and tangible asset impairment charges	6	—	—	—	6

Total operating expenses	798,999	23,312	15,229	(27,392)	810,148

Operating income	50,836	3,294	8,468	3,695	66,293
Interest expense — net	60,143	19	11,432	—	71,594
Other expense (income) — net	22,643	(3,695)	(22,643)	3,695	—

(Loss) income before income taxes	(31,950)	6,970	19,679	—	(5,301)
Income tax (benefit) provision	(8,408)	—	6,596	—	(1,812)
Equity in earnings of subsidiaries	20,053	—	—	(20,053)	—

Net (loss) income	(3,489)	6,970	13,083	(20,053)	(3,489)
Other comphrehensive income	5,973	—	—	—	5,973

Comprehensive income (loss)	$2,484	$6,970	$13,083	$(20,053)	$2,484

	Condensed Consolidating Statement of Comprehensive Income (Loss) Year Ended December 29, 2012 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$21,087,568	$577,353	$94,387	$(94,387)	$21,664,921
Cost of goods sold	17,503,932	468,017	—	—	17,971,949

Gross profit	3,583,636	109,336	94,387	(94,387)	3,692,972

Operating expenses:
Distribution, selling and admininstrative	3,306,527	95,300	58,883	(111,171)	3,349,539
Restructuring and tangible asset impairment charges	6,158	—	2,765	—	8,923

Total operating expenses	3,312,685	95,300	61,648	(111,171)	3,358,462

Operating income	270,951	14,036	32,739	16,784	334,510
Interest expense — net	265,719	19	46,074	—	311,812
Loss on extinguishment of debt	30,627	—	796	—	31,423
Other expense (income) — net	100,078	(16,784)	(100,078)	16,784	—

(Loss) income before income taxes	(125,473)	30,801	85,947	—	(8,725)
Income tax provision	13,767	—	28,681	—	42,448
Equity in earnings of subsidiaries	88,067	—	—	(88,067)	—

Net (loss) income	(51,173)	30,801	57,266	(88,067)	(51,173)
Other comphrehensive income	3,410	—	—	—	3,410

Comprehensive (loss) income	$(47,763)	$30,801	$57,266	$(88,067)	$(47,763)

	Condensed Consolidating Statement of Comprehensive Income (Loss) Year Ended December 31, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$19,759,156	$585,713	$95,584	$(95,584)	$20,344,869
Cost of goods sold	16,363,613	476,237	—	—	16,839,850

Gross profit	3,395,543	109,476	95,584	(95,584)	3,505,019

Operating expenses:
Distribution, selling and admininstrative	3,135,044	94,532	72,575	(108,404)	3,193,747
Restructuring and tangible asset impairment charges	68,700	—	3,192	—	71,892

Total operating expenses	3,203,744	94,532	75,767	(108,404)	3,265,639

Operating income	191,799	14,944	19,817	12,820	239,380
Interest expense (income) — net	277,212	(15,822)	46,224	—	307,614
Loss on extinguishment of debt	76,011	—	—	—	76,011
Other expense (income) — net	103,469	(25,782)	(90,507)	12,820	—

(Loss) income before income taxes	(264,893)	56,548	64,100	—	(144,245)
Income tax (benefit) provision	(68,355)	—	26,281	—	(42,074)
Equity in earnings of subsidiaries	94,367	—	—	(94,367)	—

Net (loss) income	(102,171)	56,548	37,819	(94,367)	(102,171)
Other comphrehensive loss	(123)	—	—	—	(123)

Comprehensive (loss) income	$(102,294)	$56,548	$37,819	$(94,367)	$(102,294)

	Condensed Consolidating Statement of Comprehensive Income (Loss) Year Ended January 1, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Eliminations	Consolidated
Net sales	$18,311,183	$550,909	$97,494	$(97,494)	$18,862,092
Cost of goods sold	15,008,858	443,133	—	—	15,451,991

Gross profit	3,302,325	107,776	97,494	(97,494)	3,410,101

Operating expenses:
Distribution, selling and admininstrative	3,007,896	94,071	59,256	(105,972)	3,055,251
Restructuring and tangible asset impairment charges	8,852	—	1,660	—	10,512

Total operating expenses	3,016,748	94,071	60,916	(105,972)	3,065,763

Operating income	285,577	13,705	36,578	8,478	344,338
Interest expense (income) — net	330,155	(31,527)	43,090	—	341,718
Other expense (income) — net	134,333	(51,102)	(91,709)	8,478	—

(Loss) income before income taxes	(178,911)	96,334	85,197	—	2,620
Income tax (benefit) provision	(11,919)	—	27,504	—	15,585
Equity in earnings of subsidiaries	154,027	—	—	(154,027)	—

Net (loss) income	(12,965)	96,334	57,693	(154,027)	(12,965)
Other comphrehensive loss	(20,411)	—	—	—	(20,411)

Comprehensive (loss) income	$(33,376)	$96,334	$57,693	$(154,027)	$(33,376)

Schedule of Condensed Consolidating Statement of Cash Flows

	Condensed Consolidating Statement of Cash Flows
	13-Weeks Ended March 30, 2013
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash (used in) provided by operating activities	$(17,839)	$961	$6,774	$(10,104)

Cash flows from investing activities:
Proceeds from sales of property and equipment	3,463	—	—	3,463
Purchases of property and equipment	(53,712)	(887)	—	(54,599)

Net cash used in investing activities	(50,249)	(887)	—	(51,136)

Cash flows from financing activities:
Proceeds from debt refinancing	388,125	—		388,125
Proceeds from other borrowings	456,000	—	—	456,000
Payment for debt financing costs	(6,065)	—	—	(6,065)
Principal payments on debt and capital leases	(494,169)	(107)		(494,276)
Repurchase of senior subordinated notes	(375,144)	—	—	(375,144)
Capital contributions (distributions)	6,774	—	(6,774)	—
Proceeds from parent company common stock sales	54	—	—	54
Parent company common stock repurchased	(809)	—	—	(809)

Net cash used in financing activities	(25,234)	(107)	(6,774)	(32,115)

Net decrease in cash and cash equivalents	(93,322)	(33)	—	(93,355)
Cash and cash equivalents — beginning of period	240,902	1,555	—	242,457

Cash and cash equivalents — end of period	$147,580	$1,522	$—	$149,102

	Condensed Consolidating Statement of Cash Flows
	13-Weeks Ended March 31, 2012
	(in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash (used in) provided by operating activities	$(96,289)	$21,742	$9,060	$(65,487)

Cash flows from investing activities:
Acquisition of businesses	(861)	—	—	(861)
Proceeds from sales of property and equipment	500	—	3,188	3,688
Purchases of property and equipment	(103,248)	(21,678)	—	(124,926)

Net cash (used in) provided by investing activities	(103,609)	(21,678)	3,188	(122,099)

Cash flows from financing activities:
Proceeds from debt borrowings	439,000	—	—	439,000
Principal payments on debt and capital leases	(334,349)	—	(7,656)	(342,005)
Capital contributions (distributions)	4,592	—	(4,592)	—
Proceeds from parent company common stock sales	200	—	—	200

Net cash provided by (used in) financing activities	109,443	—	(12,248)	97,195

Net (decrease) increase in cash and cash equivalents	(90,455)	64	—	(90,391)
Cash and cash equivalents — beginning of period	201,092	1,599	—	202,691

Cash and cash equivalents — end of period	$110,637	$1,663	$—	$112,300

	Condensed Consolidating Statement of Cash Flows Year Ended December 29, 2012 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash provided by operating activities	$250,365	$34,832	$30,722	$315,919

Cash flows from investing activities:
Acquisition of businesses	(106,041)	—	—	(106,041)
Proceeds from sales of property and equipment	12,264	—	7,421	19,685
Purchases of property and equipment	(258,566)	(34,876)	(14)	(293,456)

Net cash (used in) provided by investing activities	(352,343)	(34,876)	7,407	(379,812)

Cash flows from financing activities:
Proceeds from debt refinancing	583,625	—	686,000	1,269,625
Proceeds from other borrowings	2,031,000	—	—	2,031,000
Payment for debt financing costs	(31,648)	—	(3,440)	(35,088)
Principal payments on debt and capital leases	(2,129,041)	—	(854,526)	(2,983,567)
Repurchase of senior subordinated notes	(175,338)	—	—	(175,338)
Capital (distributions) contributions	(133,837)	—	133,837	—
Proceeds from parent company common stock sales	761	—	—	761
Parent company common stock repurchased	(3,734)	—	—	(3,734)

Net cash provided by (used in) financing activities	141,788	—	(38,129)	103,659

Net increase (decrease) in cash and cash equivalents	39,810	(44)	—	39,766
Cash and cash equivalents — beginning of year	201,092	1,599	—	202,691

Cash and cash equivalents — end of year	$240,902	$1,555	$—	$242,457

	Condensed Consolidating Statement of Cash Flows Year Ended December 31, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash provided by operating activities	$369,532	$12,012	$37,623	$419,167

Cash flows from investing activities:
Acquisition of businesses	(41,385)	—	—	(41,385)
Proceeds from sales of property and equipment	2,454	—	5,033	7,487
Purchases of property and equipment	(289,380)	(15,023)	(11)	(304,414)

Net cash (used in) provided by investing activities	(328,311)	(15,023)	5,022	(338,312)

Cash flows from financing activities:
Proceeds from debt refinancing	900,000	—	—	900,000
Proceeds from other borrowings	225,000	—	—	225,000
Redemption of senior notes	(1,064,159)	—	—	(1,064,159)
Payment for debt financing costs	(29,569)	—	—	(29,569)
Principal payments on debt and capital leases	(331,015)	—	(8,272)	(339,287)
Capital contributions (distributions)	34,373	—	(34,373)	—
Proceeds from parent company common stock sales	9,960	—	—	9,960
Parent company common stock repurchased	(3,222)	—	—	(3,222)

Net cash used in financing activities	(258,632)	—	(42,645)	(301,277)

Net decrease in cash and cash equivalents	(217,411)	(3,011)	—	(220,422)
Cash and cash equivalents — beginning of year	418,503	4,610	—	423,113

Cash and cash equivalents — end of year	$201,092	$1,599	$—	$202,691

	Condensed Consolidating Statement of Cash Flows Year Ended January 1, 2011 (in thousands)
	US Foods, Inc.	Guarantors	Non-Guarantors	Consolidated
Net cash provided by operating activities	$402,335	$32,968	$46,113	$481,416

Cash flows from investing activities:
Proceeds from sales of property and equipment	10,362	—	4,695	15,057
Purchases of property and equipment	(230,567)	(32,668)	(8,269)	(271,504)
Other investing	(1,837)	—	—	(1,837)

Net cash used in investing activities	(222,042)	(32,668)	(3,574)	(258,284)

Cash flows from financing activities:
Principal payments on debt and capital leases	(21,446)	—	(9,380)	(30,826)
Capital contributions (distributions)	33,159	—	(33,159)	—
Proceeds from parent company common stock sales	4,737	—	—	4,737
Parent company common stock repurchased	(3,916)	—	—	(3,916)

Net cash provided by (used in) financing activities	12,534	—	(42,539)	(30,005)

Net increase in cash and cash equivalents	192,827	300	—	193,127
Cash and cash equivalents — beginning of year	225,676	4,310	—	229,986

Cash and cash equivalents — end of year	$418,503	$4,610	$—	$423,113

Business Segment Information (Tables)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Schedule of Quantitative Reconciliation of Adjusted EBITDA

The following is a quantitative reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial performance measure, which is net loss for the periods indicated (in thousands):

	13-Weeks Ended
	March 30,	March 31,
	2013	2012
Adjusted EBITDA	$156,485	$177,520
Adjustments:
Sponsor fees (1)	(2,567)	(2,603)
Restructuring and tangible asset impairment charges (2)	(1,792)	(6)
Share-based compensation expense (3)	(3,800)	(1,644)
LIFO reserve change (4)	(1,890)	2,243
Loss on extinguishment of debt (5)	(23,967)	—
Business transformation costs (6)	(13,900)	(18,705)
Other (7)	(14,981)	(6,588)

EBITDA	93,588	150,217
Interest expense, net	(81,826)	(71,594)
Income tax (provision) benefit	(12,292)	1,812
Depreciation and amortization expense	(94,178)	(83,924)

Net loss	$(94,708)	$(3,489)

(1)	Consists of management fees paid to the Sponsors.
(2)	Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(3)	Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
(4)	Consists of changes in the LIFO reserve.
(5)	The 2013 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes redemption.
(6)	Consists of costs to functionalize and optimize our business processes and systems.
(7)	Other includes gains, losses or charges as specified under the Company’s debt agreements.

The following is a quantitative reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP financial performance measure, which is net income (loss):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
	(in thousands)
Adjusted EBITDA	$840,750	$812,118	$736,224
Adjustments:
Sponsor fees (1)	(10,242)	(10,206)	(10,654)
Restructuring and tangible asset impairment (2)	(8,923)	(71,892)	(10,512)
Share-based compensation expense (3)	(4,312)	(14,677)	(3,484)
LIFO reserve change (4)	(13,213)	(59,300)	(30,047)
Legal (5)	—	(3,000)	(607)
Loss on extinguishment of debt (6)	(31,423)	(76,011)	—
Pension settlement (7)	(17,840)	—	—
Business transformation costs (8)	(74,900)	(44,700)	(18,802)
Other (9)	(20,918)	(26,231)	(10,258)

EBITDA	658,979	506,101	651,860
Interest expense, net	(311,812)	(307,614)	(341,718)
Income tax benefit (provision)	(42,448)	42,074	(15,585)
Depreciation and amortization expense	(355,892)	(342,732)	(307,522)

Net loss	$(51,173)	$(102,171)	$(12,965)

(1)	Consists of management fees paid to the Sponsors.
(2)	Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(3)	Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
(4)	Consists of changes in the LIFO reserve.
(5)	Legal includes settlement costs accrued in 2011 for a class action matter and costs incurred for Ahold related legal matters in 2010.
(6)	The 2012 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes redemption, fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the 2007 Term Loan amendments, certain third party costs related to the 2012 ABS Facility and a write-off of unamortized debt issuance costs related to the previous ABS Facility. The 2011 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the May 2011 debt refinancing transactions.
(7)	Consists of a non-recurring charge resulting from lump-sum payment settlements to former employees participating in several Company sponsored pension plans.
(8)	Consists of costs to functionalize and optimize our business processes and systems, as well as implement our new brand image.
(9)	Other includes gains, losses or charges as permitted under the Company’s debt agreements.

Sales Mix for Principal Product Categories

The following table presents the sales mix for the Company’s principal product categories for the years ended December 29, 2012, December 31, 2011 and January 1, 2011:

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
	(in thousands)
Meats and seafood	$7,445,636	$6,851,675	$6,301,736
Dry grocery products	4,214,890	3,939,459	3,640,456
Refrigerated and frozen grocery products	3,373,764	3,170,696	3,041,560
Equipment, disposables and supplies	2,075,323	1,952,317	1,864,661
Dairy	2,221,986	2,135,695	1,859,850
Beverage products	1,322,961	1,267,969	1,193,014
Produce	1,010,361	1,027,058	960,815

	$21,664,921	$20,344,869	$18,862,092

Reclassifications Out of Accumulated Other Comprehensive Loss (Tables)	3 Months Ended
Mar. 30, 2013
Schedule of Reclassification Out of Accumulated Other Comprehensive Loss

The following table presents of amounts reclassified out of accumulated other comprehensive loss by component for the periods presented as follows (in thousands):

	13-Weeks Ended
Accumulated Other Comprehensive Loss Components	March 30, 2013	March 31, 2012	Affected Line Item in the Statement Where Net Income is Presented
Defined benefit pensions plans:
Balance at beginning of period (1)	$(125,642)	$(111,482)

Other comprehensive income before reclassifications	—	—
Amortization of prior service cost	50	26	Distribution, selling and administration (2)
Amortization of net loss	3,285	3,447	Distribution, selling and administration (2)

	3,335	3,473	Total before income tax
	1,001	1,359	Income tax provision

Net current period comprehensive income	2,334	2,114	Net of tax

Balance at end of period (1)	$(123,308)	$(109,368)

Interest rate swap derivative cash flow hedge:
Balance at beginning of period (1)	$(542)	$(18,112)

Other comprehensive income before reclassifications	(653)	(2,082)
Amounts reclassified from other comprehensive income	2,042	8,422	Interest expense–net

	1,389	6,340	Total before income tax
	847	2,481	Income tax provision

	542	3,859	Net of tax

Balance at end of period (1)	$—	(14,253)

Accumulated Other Comprehensive Loss end of period (1)	$(123,308)	$(123,621)

(1)	Amounts are presented net of tax.
(2)	Included in the computation of net periodic pension costs. See Note – 12 Retirement Plans for additional information.

Overview and Basis of Presentation - Additional Information (Detail) (USD $)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012	Jul. 03, 2007	May 02, 2013 Subsequent Event	May 02, 2013 8.5% Senior Notes due 2019 Subsequent Event
Basis Of Presentation [Line Items]
Percentage of ownership	100.00%	100.00%
Date of Acquisition	Jul 3, 2007	Jul 3, 2007
Acquisition price			$ 7,200,000,000
Aggregate principal amount of Senior Notes exchanged				$ 1,324,000,000	$ 1,350,000,000
Debt interest rate					8.50%

Summary of Significant Accounting Policies - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Schedule Of Significant Accounting Policies [Line Items]
Allowance for doubtful accounts			$ 26,000,000	$ 35,000,000
Allowance for uncollectible vendor receivables			4,000,000	5,000,000	3,000,000
Inventory reserves on LIFO	138,000,000		136,000,000	123,000,000
Effect of LIFO reserves on cost of goods sold	2,000,000	(2,000,000)	13,000,000	59,000,000	30,000,000
Shipping and handling costs			1,500,000,000	1,400,000,000	1,300,000,000
Property and equipment, accumulated depreciation	941,000,000		889,839,000	701,987,000
Depreciation expense	57,000,000	51,000,000
Accrued contingent consideration relating to acquisitions	$ 6,000,000		$ 6,000,000
Contingent consideration in the event of certain operating results are achieved, period	2 years
Minimum
Schedule Of Significant Accounting Policies [Line Items]
Estimated useful lives of assets	3 years		3 years
Maximum
Schedule Of Significant Accounting Policies [Line Items]
Estimated useful lives of assets	40 years		40 years

Fair Value Measurements - Schedule of Fair Value Assets and Liabilities on Recurring Basis (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 29, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Contingent consideration payable for business acquisitions	$ 6,000	$ 6,000
Recurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market funds	20,000		64,400
Interest rate swap derivative liability		(2,034)	(29,685)
Balance	20,000	(2,034)	34,715
Nonrecurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets held for sale	10,930	23,400	32,300
Property and equipment		3,361
Contingent consideration payable for business acquisitions		5,500
Balance	10,930	32,261	32,300
Level 1 | Recurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market funds	20,000		64,400
Interest rate swap derivative liability
Balance	20,000		64,400
Level 1 | Nonrecurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets held for sale
Property and equipment
Contingent consideration payable for business acquisitions
Balance
Level 2 | Recurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market funds
Interest rate swap derivative liability		(2,034)	(29,685)
Balance		(2,034)	(29,685)
Level 2 | Nonrecurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets held for sale
Property and equipment
Contingent consideration payable for business acquisitions
Balance
Level 3 | Recurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market funds
Interest rate swap derivative liability
Balance
Level 3 | Nonrecurring fair value measurements
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets held for sale	10,930	23,400	32,300
Property and equipment		3,361
Contingent consideration payable for business acquisitions		5,500
Balance	$ 10,930	$ 32,261	$ 32,300

Fair Value Measurements - Additional Information (Detail) (USD $)	3 Months Ended	12 Months Ended
	Mar. 30, 2013 Swap	Dec. 29, 2012 Swap	Dec. 31, 2011	Jan. 01, 2011
Derivative Instruments [Line Items]
Number of interest rate swaps		3
Fixed interest rate on term loan		6.00%
Notional Amount of interest rate swaps		$ 700,000,000
Ineffective portion of its interest rate swap derivative	1,000,000	(1,000,000)
Reclassified from accumulated other comprehensive loss	1,000,000	1,000,000
Fair value and termination value of the interest rate swap derivatives in a liability position		2,000,000
Tangible asset impairment charges		5,000,000	4,000,000
Assets Held for Sale, impairment charge	1,860,000	2,490,000	4,892,000
Total debt fair value debt	5,000,000,000	4,900,000,000	4,500,000,000
Aggregate carrying value of debt	4,800,000,000	4,800,000,000	4,600,000,000
Number of interest rate swaps	3
Fixed interest rate on term loan	6.00%
Tangible asset impairment charges	1,860,000	7,530,000	9,260,000	2,172,000
Money Market Funds
Derivative Instruments [Line Items]
Money market fund maturity period	Three months or less	Three months or less
Level 2
Derivative Instruments [Line Items]
Fair value of interest rate swap derivative financial instruments		$ 2,000,000	$ 30,000,000

Fair Value Measurements - Effect of Interest Rate Swap Derivative Financial Instruments in Other Comprehensive Loss (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Derivative Instruments [Line Items]
Amount of Loss Recognized in Other Comprehensive Loss on Derivative (Effective Portion), net of tax	$ 542	$ 3,859	$ 17,570	$ 17,506	$ (1,393)
Amount of Loss Reclassified from Accumulated Other Comprehensive Loss into Income (Effective portion), net of tax	1,000		1,000
Amount of Income (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	1,000		(1,000)
Interest expense - net | Interest rate swap derivative
Derivative Instruments [Line Items]
Amount of Loss Recognized in Other Comprehensive Loss on Derivative (Effective Portion), net of tax	(255)	(1,267)	(1,479)	(5,913)
Amount of Loss Reclassified from Accumulated Other Comprehensive Loss into Income (Effective portion), net of tax	(797)	(5,126)	(19,049)	(23,419)
Amount of Income (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	$ 645		$ (645)

Summary of Activity in Allowance for Doubtful Accounts (Detail) (Allowance for Doubtful Accounts, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Allowance for Doubtful Accounts
Allowance For Doubtful Accounts Receivable [Line Items]
Balance at beginning of period	$ 35,100	$ 36,904	$ 35,171
Charged to costs and expenses	10,701	17,156	26,013
Customer accounts written off - net of recoveries	(20,195)	(18,960)	(24,280)
Balance at end of period	$ 25,606	$ 35,100	$ 36,904

Allowance for Doubtful Accounts - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Allowance For Doubtful Accounts Receivable [Line Items]
Vendor receivable, allowance for doubtful accounts	$ 4	$ 5	$ 3

Accounts Receivable Securitization Program - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage of ownership	100.00%	100.00%
2012 ABS Facility
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage of ownership	100.00%	100.00%
Maximum capacity	800	800
Borrowings	686	686
Accounts receivable	925	918

Restricted Cash - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Cash and Cash Equivalents [Line Items]
Restricted cash	$ 7	$ 7	$ 7

Property and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011	Mar. 30, 2013 Minimum	Dec. 29, 2012 Minimum	Mar. 30, 2013 Maximum	Dec. 29, 2012 Maximum	Dec. 29, 2012 Building and Building Improvements Minimum	Dec. 29, 2012 Building and Building Improvements Maximum	Dec. 29, 2012 Transportation Equipment Minimum	Dec. 29, 2012 Transportation Equipment Maximum	Dec. 29, 2012 Warehouse Equipment Minimum	Dec. 29, 2012 Warehouse Equipment Maximum	Dec. 29, 2012 Office Equipment Furniture And Software Minimum	Dec. 29, 2012 Office Equipment Furniture And Software Maximum
Property, Plant and Equipment [Line Items]
Land		$ 286,758	$ 249,281
Buildings and building improvements		1,013,792	972,141
Transportation equipment		487,858	381,235
Warehouse equipment		263,388	234,119
Office equipment, furniture and software		446,875	365,594
Construction in process		97,556	96,434
Property and Equipment, Gross		2,596,227	2,298,804
Less accumulated depreciation and amortization	(941,000)	(889,839)	(701,987)
Property and equipment - net	$ 1,742,283	$ 1,706,388	$ 1,596,817
Range of Useful Lives				3 years	3 years	40 years	40 years	10 years	40 years	5 years	10 years	5 years	12 years	3 years	7 years

Property and Equipment - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Property, Plant and Equipment [Line Items]
Capital Lease Assets			$ 32,000,000	$ 10,000,000
Interest Capitalized			1,000,000	3,000,000
Depreciation and amortization expense	94,178,000	83,924,000	355,892,000	342,732,000	307,522,000
Property And Equipment
Property, Plant and Equipment [Line Items]
Depreciation and amortization expense			$ 217,000,000	$ 208,000,000	$ 174,000,000

Goodwill and Other Intangibles - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Other Intangible Assets [Line Items]
Amortization expense	$ 37,000,000	$ 33,000,000	$ 139,000,000	$ 135,000,000	$ 130,000,000
GOODWILL	3,833,301,000		3,833,301,000	3,818,088,000
Customer relationships
Other Intangible Assets [Line Items]
Weighted average remaining useful life			4 years
Future amortization expense in 2013			145,000,000
Future amortization expense in 2014			145,000,000
Future amortization expense in 2015			145,000,000
Future amortization expense in 2016			140,000,000
Future amortization expense in 2017			$ 60,000,000
Customer relationships | Minimum
Other Intangible Assets [Line Items]
Estimated useful lives of intangible assets	4 years		4 years
Customer relationships | Maximum
Other Intangible Assets [Line Items]
Estimated useful lives of intangible assets	10 years		10 years

Goodwill and Other Intangibles - Schedule of Other Intangibles, Net (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Other Intangible Assets [Line Items]
Total other intangibles - net	$ 852,556	$ 889,453	$ 984,682
Customer relationships
Other Intangible Assets [Line Items]
Gross carrying amount	1,366,056	1,366,056	1,321,930
Accumulated amortization	(766,300)	(729,403)	(590,048)
Net carrying value	599,756	636,653	731,882
Brand names and trademarks
Other Intangible Assets [Line Items]
Brand names and trademarks - not amortizing	$ 252,800	$ 252,800	$ 252,800

Assets Held for Sale - Additional Information (Detail) (USD $)	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Long Lived Assets Held-for-sale [Line Items]
Assets Held for Sale for more than one year	$ 12,000,000	$ 12,000,000	$ 12,000,000
Property and equipment transferred to Assets Held for sale		11,804,000	20,954,000
Net proceeds from sale of assets held for sale		17,000,000	5,000,000
Net gain on sold facilities		1,000,000
Assets Held for Sale, impairment charge	1,860,000	2,490,000	4,892,000
Assets Held for Sale, net proceeds	$ 3,000,000

Asset Held for Sale - Schedule of Change in Assets Held for Sale (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Long Lived Assets Held-for-sale [Line Items]
Balance at beginning of period	$ 23,193	$ 30,405	$ 19,672
Transfers in		11,804	20,954
Assets sold	(2,614)	(16,526)	(5,329)
Tangible asset impairment charges	(1,860)	(2,490)	(4,892)
Balance at end of the period	$ 18,719	$ 23,193	$ 30,405

Debt - Components of Debt (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011	May 11, 2011 ABL Facility	Mar. 30, 2013 ABL Facility	Dec. 29, 2012 ABL Facility	Aug. 27, 2012 2012 ABS Facility	Mar. 30, 2013 2012 ABS Facility	Dec. 29, 2012 2012 ABS Facility	May 11, 2011 2011 Term Loan	Mar. 30, 2013 2011 Term Loan	Dec. 29, 2012 2011 Term Loan	Dec. 31, 2011 2011 Term Loan	Jun. 06, 2012 Amended 2007 Term Loan	Mar. 30, 2013 Amended 2007 Term Loan	Dec. 29, 2012 Amended 2007 Term Loan	Mar. 30, 2013 CMBS Fixed Facility	Dec. 29, 2012 CMBS Fixed Facility	Dec. 31, 2011 CMBS Fixed Facility	Dec. 31, 2011 CMBS Floating Facility	Mar. 30, 2013 Cash Flow Revolver	Dec. 29, 2012 Cash Flow Revolver	Jan. 16, 2013 Senior Notes	Dec. 27, 2012 Senior Notes	May 11, 2011 Senior Notes	Mar. 30, 2013 Senior Notes	Dec. 29, 2012 Senior Notes	Dec. 31, 2011 Senior Notes	Jan. 16, 2013 Senior Subordinated Notes	Dec. 27, 2012 Senior Subordinated Notes	Mar. 30, 2013 Senior Subordinated Notes	Dec. 29, 2012 Senior Subordinated Notes	Dec. 31, 2011 Senior Subordinated Notes	Mar. 30, 2013 Obligations under capital leases	Dec. 29, 2012 Obligations under capital leases	Mar. 30, 2013 Obligations under capital leases Minimum	Mar. 30, 2013 Obligations under capital leases Maximum	Mar. 30, 2013 Other debt	Dec. 29, 2012 Other debt	Mar. 30, 2013 Other debt Minimum	Dec. 29, 2012 Other debt Minimum	Mar. 30, 2013 Other debt Maximum	Dec. 29, 2012 Other debt Maximum	Dec. 31, 2011 2012 ABS Facility	Mar. 30, 2013 2007 Term Loan	Dec. 29, 2012 2007 Term Loan	Dec. 31, 2011 2007 Term Loan	Dec. 29, 2012 Other Debt	Dec. 31, 2011 Other Debt
Debt Instrument [Line Items]
Contractual Maturity				May 11, 2016	May 11, 2016	May 11, 2016	Aug 27, 2015	Aug 27, 2015	Aug 27, 2015	Mar 31, 2017	Mar 31, 2017	Mar 31, 2017		Jul 3, 2014	Mar 31, 2017	Mar 31, 2017	Aug 1, 2017	Aug 1, 2017			Jul 3, 2013	Jul 3, 2013	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019		Jun 30, 2017	Jun 30, 2017	Jun 30, 2017	Jun 30, 2017
Contractual Maturity																																				2019	2025			2018	2018	2031	2031
Interest Rate					3.24%	3.43%		1.50%	1.52%		5.75%	5.75%	5.75%		5.75%	5.75%	6.38%	6.38%					8.50%	8.50%	8.50%	8.50%	8.50%		11.25%	11.25%	11.25%	11.25%				5.75%	9.00%			4.48%	4.88%	4.88%	9.00%
Total debt	$ 4,836,814	$ 4,805,309	$ 4,640,958		$ 145,000	$ 170,000	$ 686,000	$ 686,000	$ 686,000		$ 416,500	$ 418,625	$ 421,813		$ 1,673,886	$ 1,684,086	$ 472,391	$ 472,391	$ 472,391	$ 170,826						$ 1,350,000	$ 975,000	$ 400,000				$ 355,166	$ 521,166	$ 80,144	$ 31,075			$ 12,893	$ 12,966					$ 683,700	$ 1,674,000	$ 1,684,000	$ 1,948,200	$ 44,041	$ 22,862
Add unamortized premium	20,808	8,516
Less current portion of long-term debt	(54,817)	(48,926)	(203,118)
LONG-TERM DEBT	$ 4,802,805	$ 4,764,899	$ 4,437,840

Debt - Principal Payments on Outstanding Debt (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Proforma Debt Instrument [Line Items]
2013		$ 48,926
2014		26,958
2015		713,122
2016		197,327
2017		2,812,653
Thereafter		1,006,323
Total debt	$ 4,836,814	$ 4,805,309	$ 4,640,958

Debt - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended		3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended							3 Months Ended	1 Months Ended			3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	1 Months Ended		3 Months Ended	12 Months Ended								1 Months Ended	3 Months Ended	12 Months Ended				1 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended							1 Months Ended		3 Months Ended	12 Months Ended	1 Months Ended			3 Months Ended	12 Months Ended		1 Months Ended		3 Months Ended	12 Months Ended			1 Months Ended			3 Months Ended	12 Months Ended	1 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Mar. 30, 2013 CMBS Property	Dec. 29, 2012 CMBS Property	Mar. 30, 2013 CMBS Floating Facility Property	Dec. 29, 2012 CMBS Floating Facility Property	Mar. 30, 2013 Unsecured Senior Notes	Dec. 29, 2012 Unsecured Senior Notes	Mar. 30, 2013 Unsecured Senior Notes Affiliated Entities	Dec. 29, 2012 Unsecured Senior Notes Affiliated Entities	Dec. 29, 2012 Unsecured Senior And Subordinate Notes [Member]	Dec. 29, 2012 Unsecured Senior And Subordinate Notes [Member] Affiliated Entities	Mar. 30, 2013 Special purpose, bankruptcy remote subsidiary CMBS Floating Facility Property	Jan. 31, 2013 Entities affiliated with Sponsors	Jan. 16, 2013 Senior Subordinated Notes	Dec. 27, 2012 Senior Subordinated Notes	Mar. 30, 2013 Senior Subordinated Notes	Dec. 29, 2012 Senior Subordinated Notes	Dec. 31, 2011 Senior Subordinated Notes	Dec. 27, 2012 Senior Subordinated Notes Entities affiliated with Sponsors	Mar. 30, 2013 Commercial paper	Dec. 29, 2012 Commercial paper	Mar. 30, 2013 Excluding commercial paper	Dec. 29, 2012 Excluding commercial paper	Dec. 06, 2012 ABL Facility	May 11, 2011 ABL Facility	Mar. 30, 2013 ABL Facility	Dec. 29, 2012 ABL Facility	Mar. 30, 2013 ABL Facility Revolving loan facility	Dec. 29, 2012 ABL Facility Revolving loan facility	Mar. 30, 2013 Lessors	Dec. 29, 2012 Lessors	Mar. 30, 2013 Commercial insurers	Dec. 29, 2012 Commercial insurers	Mar. 30, 2013 Other obligations	May 11, 2011 2011 Term Loan	Mar. 30, 2013 2011 Term Loan	Dec. 29, 2012 2011 Term Loan	Dec. 31, 2011 2011 Term Loan	Mar. 30, 2013 2011 Term Loan Affiliated Entities	Dec. 29, 2012 2011 Term Loan Affiliated Entities	Dec. 06, 2012 2007 Term Loan	Mar. 30, 2013 2007 Term Loan Swap	Dec. 29, 2012 2007 Term Loan Swap	Dec. 31, 2011 2007 Term Loan	Jan. 01, 2011 2007 Term Loan	Mar. 30, 2013 2007 Term Loan Interest rate swap derivative	Dec. 06, 2012 2007 Term Loan Prime Rate	Dec. 06, 2012 2007 Term Loan London InterBank Offered Rate ("LIBOR")	Mar. 30, 2013 2007 Term Loan Affiliated Entities	Dec. 29, 2012 2007 Term Loan Affiliated Entities	Jun. 06, 2012 2007 Term Loan Affiliated Entities	Dec. 06, 2012 2007 Term Loan Non-Extended Term Loans	Dec. 06, 2012 2007 Term Loan Extended Maturity	Dec. 06, 2012 2007 Term Loan Loan Modification	Mar. 30, 2013 Cash Flow Revolver	Dec. 29, 2012 Cash Flow Revolver	Jan. 16, 2013 Senior Notes	Dec. 27, 2012 Senior Notes	May 11, 2011 Senior Notes	Mar. 30, 2013 Senior Notes	Dec. 29, 2012 Senior Notes	Dec. 31, 2011 Senior Notes	Jan. 16, 2013 Senior Notes Entities affiliated with Sponsors	Jun. 06, 2012 Amended 2007 Term Loan	Mar. 30, 2013 Amended 2007 Term Loan	Dec. 29, 2012 Amended 2007 Term Loan	Jun. 06, 2012 Amended 2007 Term Loan Prime Rate	Jun. 06, 2012 Amended 2007 Term Loan London InterBank Offered Rate ("LIBOR")	Jun. 06, 2012 Amended 2007 Term Loan After Amendment	Dec. 06, 2012 Senior Notes due June 30, 2019	Aug. 27, 2012 2012 ABS Facility	Mar. 30, 2013 2012 ABS Facility	Dec. 29, 2012 2012 ABS Facility	May 11, 2011 10.25% Senior Notes
Debt Instrument [Line Items]
Total debt borrowed at fixed rate	$ 1,915,000,000		$ 2,554,000,000
Total debt borrowed at floating rate	2,921,000,000		2,260,000,000
Aggregate principal amount of debt								163,000,000									355,000,000	166,000,000				355,000,000																						699,000,000										321,000,000	249,000,000	450,000,000				375,000,000	175,000,000	400,000,000					1,241,000,000						400,000,000				1,000,000,000
Interest Rate					6.38%	6.38%			8.50%	8.50%			11.25%				11.25%	11.25%	11.25%	11.25%									3.24%	3.43%									5.75%	5.75%	5.75%																			8.50%	8.50%	8.50%	8.50%	8.50%				5.75%	5.75%				8.50%		1.50%	1.52%	10.25%
Contractual Maturity																	Jun 30, 2017	Jun 30, 2017	Jun 30, 2017	Jun 30, 2017								May 11, 2016	May 11, 2016	May 11, 2016								Mar 31, 2017	Mar 31, 2017	Mar 31, 2017																Mar 31, 2017		Jul 3, 2013	Jul 3, 2013	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019			Jul 3, 2014	Mar 31, 2017	Mar 31, 2017			Mar 31, 2017	Jun 30, 2019	Aug 27, 2015	Aug 27, 2015	Aug 27, 2015	Jun 30, 2015
Issue price percent																																																												103.50%	101.50%												101.50%
Gross proceeds from issuance of debt	456,000,000	439,000,000	2,031,000,000	225,000,000																																																								388,000,000	178,000,000												406,000,000
Loss on extinguishment of debt	23,967,000		31,423,000	76,011,000													24,000,000	11,000,000																										9,000,000																							10,000,000							1,000,000			76,000,000
Loss on early redemption premium																	20,000,000	9,000,000																																																											64,000,000
Write-off of unamortized debt issuance cost																	4,000,000	2,000,000																										2,000,000																							6,000,000										12,000,000
Third party costs for redemption of notes																	6,000,000	3,000,000																										2,000,000													13,000,000										3,000,000							1,000,000
Interest rate description																																												As consideration for the modification, the interest rate on the $450 million in principal of extended 2007 Term Loan was increased to Prime plus 2.5% or LIBOR plus 4.25% with a LIBOR floor of 1.5%.																							As consideration for the modification, the interest rate on the extended 2007 Term Loan was increased to Prime plus 2.5% or the London InterBank Offered Rate ("LIBOR") plus 4.25% with a LIBOR floor of 1.5%.
Basis spread on variable interest rate	3.25%		3.50%																						1.25%	1.25%			2.00%	2.25%									4.25%	4.25%	4.25%				4.25%	4.25%				2.50%	4.25%							2.25%	2.25%											2.50%	4.25%
LIBOR floor																																												1.50%																							1.50%
Fees paid to loan holders																																												5,000,000													9,000,000										4,000,000							2,000,000
Repayments of debt																																												249,000,000
Payment of borrowings under revolving loan agreement																											150,000,000
Unamortized debt issuance cost																																												1,000,000
Maximum borrowing capacity																															1,100,000,000	1,100,000,000						425,000,000																				100,000,000	100,000,000															800,000,000	800,000,000	800,000,000
Total debt	4,836,814,000		4,805,309,000	4,640,958,000	472,391,000	472,000,000			1,350,000,000	975,000,000	20,000,000	20,000,000		355,000,000						355,166,000	521,166,000								145,000,000	170,000,000									416,500,000	418,625,000	421,813,000	32,000,000	32,000,000		1,674,000,000	1,684,000,000	1,948,200,000					320,000,000	329,000,000										1,350,000,000	975,000,000	400,000,000			1,673,886,000	1,684,086,000					686,000,000	686,000,000	686,000,000
Initial borrowing under credit facility																												75,000,000
Interest rate description																							The lender's commercial paper rate plus any other costs associated with the issuance of commercial paper plus 1.25%	The lender's commercial paper rate plus any other costs associated with the issuance of commercial paper plus 1.25	the London InterBank Offered Rate (“LIBOR”) plus 1.25%	LIBOR plus 1.25
Interest rate above base rate	2.25%		2.50%																				1.25%	1.25%					1.00%	1.25%									3.25%	3.25%					3.25%	2.50%												1.25%	1.25%
Percentage of unused commitment fee																							0.35%	0.35%	0.35%	0.35%
Weighted average interest rate																										1.57%
Outstanding borrowings as Letters of Credit																													294,000,000	290,000,000			100,000,000	103,000,000	179,000,000	179,000,000	15,000,000
Remaining borrowing capacity																													661,000,000	640,000,000
Borrowing limit for interest calculation	75,000,000		75,000,000
Percentage of letter of credit fees																													2.00%	2.25%
Percentage of unused commitment fees																													0.25%	0.38%
Weighted-average interest rate																														3.15%
Floor interest rate on basis spread																																							1.50%	1.50%	1.50%				1.50%	1.50%
Principal repayments																																							1,000,000	1,000,000					5,000,000	5,000,000
Borrowings maturity date																																													Mar 31, 2017	Mar 31, 2017
Fixed rate on the notional amount of term loan covered by the interest rate swaps			6.00%																																											6.00%
Number of interest rate swaps																																													3	3
Notional amount of loan hedged by interest rate swaps was			700,000,000																																											700,000,000
Borrowings maturity date																																														2013-01
Weighted-average interest rate for the variable portion																																														4.01%	2.77%	2.81%
Number of properties mortgaged					38	38	15	15							14
Percentage of unused line fee																																																										0.38%	0.38%
Unamortized issue of Senior Notes with premium	20,808,000		8,516,000						21,000,000	9,000,000
Capital lease obligations			31,000,000	9,000,000
Direct and indirect ownership percentage in domestic subsidiaries	100.00%		100.00%
Redemption price percentage of principal amount																	105.63%
Principal senior notes sales, purchased by the affiliates																$ 6,000,000																																																		$ 6,000,000
Interest rate swap designated as cash flow hedges, expiration date																																																	Jan 30, 2013

Accrued Expenses and Other Long-term Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Accrued expenses:
Salary, wages and bonus expenses		$ 60,855	$ 105,389
Operating expenses		66,795	66,285
Workers' compensation, general liability and fleet liability		44,868	48,858
Group medical liability		21,701	19,635
Customer rebates and other selling expenses		60,598	52,291
Restructuring		11,696	13,280
Property and sales tax		20,790	15,911
Interest		79,951	56,894
Interest rate swap derivative		2,034
Other		19,018	12,626
Total accrued expenses		388,306	391,169
Other long-term liabilities:
Workers' compensation, general liability and fleet liability		114,601	127,033
Accrued pension and postretirement benefit obligations		239,549	207,811
Restructuring		65,602	77,713
Unfunded lease obligation		28,371	29,403
Interest rate swap derivative			29,685
Other		31,519	28,985
Total other long-term liabilities	$ 482,243	$ 479,642	$ 500,630

Summary of Self-insurance Liability (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Balance at beginning of the year	$ 175,891	$ 187,694	$ 177,009
Charged to costs and expenses	37,763	46,127	66,338
Payments	(54,185)	(57,930)	(55,653)
Balance at end of the year	$ 159,469	$ 175,891	$ 187,694

Restructuring and Tangible Asset Impairment Charges - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012 Facility	Dec. 31, 2011	Jan. 01, 2011 Facility	Jan. 02, 2010
Restructuring Cost and Reserve [Line Items]
Restructuring and tangible asset impairment charges	$ 1,792,000	$ 6,000	$ 8,923,000	$ 71,892,000	$ 10,512,000
Number of closed facilities			4		2
Tangible asset impairment charges			5,000,000	4,000,000
Severance and related costs	469,000	6,000	3,128,000	61,857,000	9,511,000
Assets Held for Sale, impairment charge	1,860,000		2,490,000	4,892,000
Tangible asset impairment charges	1,860,000		7,530,000	9,260,000	2,172,000
Facility closing costs				1,000,000	1,000,000
Restructuring liabilities	74,102,000		77,298,000	90,993,000	48,870,000	55,999,000
Distribution Facilities
Restructuring Cost and Reserve [Line Items]
Number of closed facilities			3	4
Severance and related costs				45,000,000
Tangible asset impairment charges				7,000,000
Administrative Support Services
Restructuring Cost and Reserve [Line Items]
Number of closed facilities			1
Severance and Related Costs
Restructuring Cost and Reserve [Line Items]
Restructuring liabilities	71,773,000		74,121,000	85,400,000	42,365,000	44,127,000
Multiemployer Pension Withdrawal Charge
Restructuring Cost and Reserve [Line Items]
Restructuring liabilities	65,000,000		67,000,000
Multiemployer Pension Withdrawal Charge | Distribution Facilities
Restructuring Cost and Reserve [Line Items]
Severance and related costs				40,000,000
Multiemployer Pension Withdrawal Charge | Minimum
Restructuring Cost and Reserve [Line Items]
Interest rate on restructuring liabilities	6.50%		6.50%
Multiemployer Pension Withdrawal Charge | Maximum
Restructuring Cost and Reserve [Line Items]
Interest rate on restructuring liabilities	6.70%		6.70%
Unused Leased Facilities
Restructuring Cost and Reserve [Line Items]
Reversal to restructuring liabilities			(2,000,000)		(2,000,000)
Reorganization and Centralization
Restructuring Cost and Reserve [Line Items]
Severance and related costs				17,000,000
Other Assets
Restructuring Cost and Reserve [Line Items]
Assets Held for Sale, impairment charge				2,000,000
Facility Closing Costs
Restructuring Cost and Reserve [Line Items]
Severance and related costs					6,000,000
Restructuring liabilities	2,329,000		3,177,000	5,593,000	6,505,000	11,872,000
Reorganization and Centralization
Restructuring Cost and Reserve [Line Items]
Severance and related costs					2,000,000
Reductions of Administrative Personnel
Restructuring Cost and Reserve [Line Items]
Severance and related costs					$ 2,000,000

Restructuring and Tangible Asset Impairment Charges - Summary of Changes in Restructuring Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Restructuring Cost and Reserve [Line Items]
Balance at beginning of period	$ 77,298	$ 90,993	$ 48,870	$ 55,999
Current period charges	571	4,754	65,437	11,167
Change in estimate	(639)	(3,361)	(2,805)	(2,827)
5 Payments and usage - net of accretion Payments?For?Restructuring 3/30/2013... (2,817) (311) (3,128)	(3,128)	(15,088)	(20,509)	(15,469)
Balance at end of period	74,102	77,298	90,993	48,870
Severance and Related Costs
Restructuring Cost and Reserve [Line Items]
Balance at beginning of period	74,121	85,400	42,365	44,127
Current period charges	477	4,703	64,302	10,181
Change in estimate	(8)	(1,575)	(2,445)	(670)
5 Payments and usage - net of accretion Payments?For?Restructuring 3/30/2013... (2,817) (311) (3,128)	(2,817)	(14,407)	(18,822)	(11,273)
Balance at end of period	71,773	74,121	85,400	42,365
Facility Closing Costs
Restructuring Cost and Reserve [Line Items]
Balance at beginning of period	3,177	5,593	6,505	11,872
Current period charges	94	51	1,135	986
Change in estimate	(631)	(1,786)	(360)	(2,157)
5 Payments and usage - net of accretion Payments?For?Restructuring 3/30/2013... (2,817) (311) (3,128)	(311)	(681)	(1,687)	(4,196)
Balance at end of period	$ 2,329	$ 3,177	$ 5,593	$ 6,505

Restructuring and Tangible Asset Impairment Charges - Summary of Restructuring Charges (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Restructuring Cost and Reserve [Line Items]
Severance and related costs	$ 469	$ 6	$ 3,128	$ 61,857	$ 9,511
Facility closing costs	(537)		(1,735)	775	(1,171)
Tangible asset impairment charges	1,860		7,530	9,260	2,172
Total	$ 1,792	$ 6	$ 8,923	$ 71,892	$ 10,512

Related Party Transactions - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended			1 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011	Jan. 31, 2013 Entities affiliated with Sponsors	Mar. 30, 2013 Entities affiliated with Sponsors	Dec. 29, 2012 Entities affiliated with Sponsors	Jan. 01, 2013 Entities affiliated with Sponsors Senior Subordinated Notes
Related Party Transaction [Line Items]
Management fee	$ 800,000		$ 800,000
Management fees and related expenses	3,000,000	3,000,000	10,000,000	10,000,000	11,000,000
Transaction fees	1,000,000		3,000,000		1,000,000
Amount held in principal of debt facilities	4,802,805,000		4,764,899,000	4,437,840,000			372,000,000	736,000,000	355,000,000
Principal senior notes sales, purchased by the affiliates						$ 6,000,000

Share-Based Compensation and USF Holding Corp. Common Share Issuances - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended										24 Months Ended	12 Months Ended															12 Months Ended			12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011	Dec. 29, 2012 Employee Stock	Dec. 31, 2011 Employee Stock	Jan. 01, 2011 Employee Stock	Dec. 29, 2012 Time Based Option Award	Dec. 31, 2011 Time Based Option Award	Dec. 29, 2012 Performance Shares	Dec. 31, 2011 Performance Shares	Jan. 01, 2011 Performance Shares	Dec. 29, 2012 Stock Options	Dec. 31, 2011 Stock Options	Jan. 01, 2011 Stock Options	Dec. 29, 2012 Stock Options Distribution, selling and administration	Dec. 31, 2011 Stock Options Distribution, selling and administration	Jan. 01, 2011 Stock Options Distribution, selling and administration	Dec. 29, 2012 Restricted Stock	Dec. 31, 2011 Restricted Stock	Jan. 01, 2011 Restricted Stock	Dec. 29, 2012 Restricted Stock Distribution, selling and administration	Dec. 31, 2011 Restricted Stock Distribution, selling and administration	Jan. 01, 2011 Restricted Stock Distribution, selling and administration	Dec. 29, 2012 Stock Appreciation Rights (SARs)	Dec. 29, 2012 Minimum	Dec. 31, 2011 Minimum	Dec. 29, 2012 Minimum Restricted Stock	Dec. 29, 2012 Maximum	Dec. 31, 2011 Maximum	Dec. 29, 2012 Maximum Restricted Stock
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares reserved for issuance under Stock Incentive Plan						31,500,000
Share-based compensation expense	$ 3,800,000	$ 1,644,000	$ 4,312,000	$ 14,677,000	$ 3,482,000	$ 4,000,000	$ 15,000,000	$ 3,000,000									$ 2,000,000	$ 14,000,000	$ 3,000,000				$ 2,000,000	$ 1,000,000	$ 400,000
Income tax benefit related to share-based compensation expense						1,000,000	6,000,000	1,000,000
Share-based compensation, price of shares purchased					$ 4.5																						$ 5	$ 5		$ 6	$ 5.5
Options vesting and exercisable period									5 years		5 years
Vesting charge recorded													6,000,000
Stock options, Exercise price per share, lower range			$ 4.5
Stock options, Exercise price per share, upper range			$ 6
Share-based compensation, vesting period														10 years	10 years	10 years													2 years			5 years
Assumed Dividend Yield														0.00%	0.00%	0.00%
Weighted-average grant date fair value			$ 2.05	$ 1.75	$ 1.74
Stock options exercised									425,550		425,550
Cash outflow for the excess of fair value over exercise price of stock options exercised			900,000	100,000
Stock options exercised			851,000						425,500	131,000	425,500	131,000
Unrecognized compensation cost														13,000,000
Weighted average recognition period														3 years						3 years
Options expected to vest			7,000,000
Share-based compensation, shares granted																				481,702	251,111	467,223				511,800
Share-based compensation, shares granted, exercise price per share																				$ 6	$ 5.5	$ 4.5				$ 5.75
Share-based compensation expense, vested in period																				2,000,000
Unrecognized compensation cost																				$ 3,000,000
Share-based compensation, shares outstanding																				592,843	485,223					1,941,300
Weighted average exercise price outstanding																				$ 6	$ 5.5					$ 5

Shares and Net Proceeds, Including Loan Activity and Share Costs, of Employee Share Repurchases Contributed by USF Holding Corp (Detail) (USD $)
In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011	Mar. 30, 2013
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Issued and outstanding beginning balance	1,000			1,000
Issued and outstanding beginning balance	1,000	1,000		1,000
Options, repurchased	$ (3,734)	$ (3,222)	$ (3,916)
Employee Stock
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Issued and outstanding beginning balance	7,169,000
Issued	52,000
Repurchased	(436,000)
Issued and outstanding beginning balance	6,785,000
Issued and outstanding beginning balance	33,885
Options, Issued	761
Options, repurchased	(2,724)
outstanding ending balance	$ 31,922

Weighted-Average Assumptions for Options Granted (Detail) (Stock Options)	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected volatility	35.00%	30.00%	30.00%
Expected dividends	0.00%	0.00%	0.00%
Risk-free rate	0.90%	1.20%	1.70%
Expected term (in years) 10-year options	6 years 8 months 12 days	6 years 6 months	6 years 1 month 6 days

Weighted-Average Assumptions for Options Granted (Parenthetical) (Detail) (Stock Options)	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock-based compensation, term	10 years	10 years	10 years

Summary of Options Outstanding (Detail) (USD $)	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Options
Outstanding, beginning balance	21,415,540
Options granted	1,131,252
Options exercised	(851,000)
Options forfeited	(494,636)
Outstanding, ending balance	21,201,156	21,415,540
Outstanding, vested and exercisable	14,536,097
Weighted- Average Exercise Price
Outstanding, beginning balance	$ 4.9
Options granted	$ 5.95
Options exercised	$ 5
Options forfeited	$ 4.99
Outstanding, ending balance	$ 4.93	$ 4.9
Vested and exercisable	$ 4.92
Weighted-Average Fair Value
Outstanding, beginning balance	$ 1.99
Awards granted	$ 2.05	$ 1.75	$ 1.74
Awards exercised	$ 2.21
Awards forfeited	$ 1.74
Outstanding, ending balance	$ 2.03	$ 1.99
Vested and exercisable	$ 2.09
Weighted average remaining contractual year
Weighted average remaining contractual term, Outstanding	7 years
Weighted average remaining contractual term, Vested and exercisable	7 years
Time Based Option Award
Options
Outstanding, beginning balance	10,707,770
Options granted	565,626
Options exercised	(425,500)	(131,000)
Options forfeited	(247,318)
Outstanding, ending balance	10,600,578	10,707,770
Outstanding, vested and exercisable	7,854,223
Performance Shares
Options
Outstanding, beginning balance	10,707,770
Options granted	565,626
Options exercised	(425,500)	(131,000)
Options forfeited	(247,318)
Outstanding, ending balance	10,600,578	10,707,770
Outstanding, vested and exercisable	6,681,874

Summary Nonvested Restricted Shares (Detail) (Restricted Stock, USD $)	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Restricted Stock
Shares
Beginning balance	485,223
Granted	481,702
Vested	(340,023)
Forfeited	(34,059)
Ending balance	592,843	485,223
Weighted-average fair value
Beginning balance	$ 5.5
Granted	$ 6	$ 5.5	$ 4.5
Vested	$ 6
Forfeited	$ 6
Ending balance	$ 6	$ 5.5

Noncancelable Lease Agreements, minimum lease Payments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012
Leases [Line Items]
2013	$ 40,735
2014	33,711
2015	28,864
2016	24,524
2017	20,132
Thereafter	79,157
Total minimum lease payments (receipts)	227,123
2013	(1,930)
2014	(1,907)
2015	(1,840)
2016	(1,325)
2017	(702)
Thereafter
Total minimum lease payments (receipts)	(7,704)
2013	44,663
2014	39,147
2015	34,433
2016	30,772
2017	27,070
Thereafter	134,711
Total minimum lease payments (receipts)	310,796
Obligations under capital leases
Leases [Line Items]
2013	2,039
2014	3,171
2015	3,237
2016	3,304
2017	3,371
Thereafter	27,385
Total minimum lease payments (receipts)	42,507
Less amount representing interest	(11,432)
Present value of minimum lease payments	31,075
Unfunded Plans
Leases [Line Items]
2013	3,819
2014	4,172
2015	4,172
2016	4,269
2017	4,269
Thereafter	28,169
Total minimum lease payments (receipts)	48,870
Less amount representing interest	(16,696)
Present value of minimum lease payments	$ 32,174

Leases - Additional information (Detail) (Distribution, selling and administration, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Distribution, selling and administration
Leases [Line Items]
Operating lease	$ 50	$ 54	$ 56

Retirement Plans - Components of Net Pension and Other Post Retirement Benefit Costs (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Pension Benefits
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Service cost	$ 8,030	$ 6,426	$ 25,819	$ 22,405	$ 18,989
Interest cost			38,404	36,013	33,826
Interest cost	8,368	9,447	38,404	36,013	33,825
Expected return on plan assets	(10,482)	(10,329)	(41,621)	(38,295)	(34,488)
Amortization of prior service cost	50	26	102	102	102
Amortization of net loss	3,257	3,440	14,572	11,541	7,059
Settlements			17,840
Net periodic benefit costs	9,223	9,010	55,116	31,766	25,488
Other Postretirement Plans
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Service cost	38	35	140	138	120
Interest cost	108	128	512	546	595
Amortization of net loss	28	8	34	44	(6)
Net periodic benefit costs	$ 174	$ 171	$ 686	$ 728	$ 709

Retirement Plans - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 29, 2012 Closed Facilities	Dec. 29, 2012 401(k) Plan	Dec. 31, 2011 401(k) Plan	Jan. 01, 2011 401(k) Plan	Dec. 29, 2012 Zone Red	Dec. 29, 2012 Zone Yellow	Dec. 29, 2012 Zone Green	Dec. 29, 2012 Maximum	Dec. 29, 2012 Equity Securities	Dec. 29, 2012 Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Settlement charge included in net period pension expense			$ 18,000,000
Change in health care trend rate											1,000,000
Define benefit target plan assets allocations												50.00%	50.00%
Define benefit actual plan assets allocations												48.00%	52.00%
Company's anticipated contributions	49,000,000		49,000,000
Matching contributions					50.00%
Participant's compensation for which company matches contribution					6.00%
Company's contributions to plan					25,000,000	23,000,000	21,000,000
Discretionary contributions						2,000,000
Criteria established under the Internal Revenue Code, funded status percentage								Less than 65 percent	Between 65 and less than 80 percent	At least 80 percent
Withdrawal liabilities related to multiemployer plan			230,000,000	67,000,000
Reclassification of accumulated other comprehensive income	3,000,000	3,000,000
Contribution to defined benefit and other post retirement plans	$ 9,000,000	$ 7,000,000

Changes in Plan Assets and Benefit Obligations Recorded in Other Comprehensive Loss for Pension and Other Postretirement Benefits (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Changes recognized in other comprehensive loss :
Net periodic other post-retirement benefit costs	$ (2,334)	$ (2,114)	$ 14,160	$ 17,629	$ 19,018
Pension Benefits
Changes recognized in other comprehensive loss :
Actuarial (loss) gain			(54,059)	(41,101)	(37,754)
Prior service cost			(620)
Amortization of prior service cost			102	102	102
Amortization of net loss (gain)			14,572	11,541	7,059
Settlements			17,840
Net periodic other post-retirement benefit costs			(22,165)	(29,458)	(30,593)
Other Postretirement Plans
Changes recognized in other comprehensive loss :
Actuarial (loss) gain			(661)	449	(643)
Amortization of net loss (gain)			34	44	(6)
Net periodic other post-retirement benefit costs			$ (627)	$ 493	$ (649)

Funded Status of the Defined Benefit Plans (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Change in plan assets:
Fair value of plan assets at beginning of period		$ 564,651	$ 564,651
Fair value of plan assets at end of period			566,768	564,651
Amounts recognized in the consolidated balance sheets consist of the following:
Accrued benefit obligation - noncurrent			(239,549)	(207,811)
Amounts recognized in accumulated other comprehensive loss consist of the following:
Net liability recognized in accumulated other comprehensive loss	3,000	3,000
Amounts expected to be amortized from accumulated other comprehensive loss in the next fiscal year:
Net loss			13,029	112
Prior service cost			198
Net expected to be amortized			13,227	112
Pension Benefits
Change in benefit obligation:
Benefit obligation at beginning of period	795,989	762,771	762,771	676,048	589,995
Service cost	8,030	6,426	25,819	22,405	18,989
Interest cost	8,368	9,447	38,404	36,013	33,825
Actuarial loss			82,840	52,900	55,701
Actuarial loss (gain)			620
Settlements			(68,627)	(225)	(225)
Benefit disbursements			(45,838)	(24,370)	(22,237)
Benefit obligation at end of period			795,989	762,771	676,048
Change in plan assets:
Fair value of plan assets at beginning of period	566,768	564,651	564,651	502,947	440,483
Return on plan assets			70,403	50,094	52,435
Employer contribution			46,179	36,205	32,491
Settlements			(68,627)	(225)	(225)
Benefit disbursements			(45,838)	(24,370)	(22,237)
Fair value of plan assets at end of period			566,768	564,651	502,947
Net amount recognized			(229,221)	(198,120)	(173,101)
Amounts recognized in the consolidated balance sheets consist of the following:
Accrued benefit obligation - current			(401)	(332)	(225)
Accrued benefit obligation - noncurrent			(228,820)	(197,788)	(172,876)
Net amount recognized in the consolidated balance sheets			(229,221)	(198,120)	(173,101)
Amounts recognized in accumulated other comprehensive loss consist of the following:
Prior service cost			(1,030)	(513)	(615)
Net loss			(203,647)	(181,999)	(152,439)
Net liability recognized in accumulated other comprehensive loss			(204,677)	(182,512)	(153,054)
Accumulated benefit obligation			733,626	721,874	642,250
Unfunded accrued pension/benefit cost			(24,544)	(15,608)	(20,047)
Other Postretirement Plans
Change in benefit obligation:
Benefit obligation at beginning of period	11,357	10,653	10,653	11,065	10,795
Service cost	38	35	140	138	120
Interest cost	108	128	512	546	595
Employee contributions			297	411	416
Actuarial loss (gain)			661	(449)	643
Benefit disbursements			(906)	(1,058)	(1,504)
Benefit obligation at end of period			11,357	10,653	11,065
Change in plan assets:
Employer contribution			609	647	1,088
Employee contributions			297	411	416
Benefit disbursements			(906)	(1,058)	(1,504)
Net amount recognized			(11,357)	(10,653)	(11,065)
Amounts recognized in the consolidated balance sheets consist of the following:
Accrued benefit obligation - current			(628)	(630)	(700)
Accrued benefit obligation - noncurrent			(10,729)	(10,023)	(10,365)
Net amount recognized in the consolidated balance sheets			(11,357)	(10,653)	(11,065)
Amounts recognized in accumulated other comprehensive loss consist of the following:
Net loss			(1,063)	(436)	(929)
Net liability recognized in accumulated other comprehensive loss			(1,063)	(436)	(929)
Unfunded accrued pension/benefit cost			$ (10,294)	$ (10,217)	$ (10,136)

Assumptions Used to Determine Benefit Obligations at Period-End and Net Pension Costs (Detail)	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Pension Benefits
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Benefit obligation, discount rate	4.29%	5.08%	5.38%
Benefit obligation, annual compensation increase	3.60%	4.00%	4.00%
Net cost, discount rate	5.08%	5.38%	5.90%
Net cost, expected return on plan assets	7.25%	7.50%	7.75%
Net cost, annual compensation increase	4.00%	4.00%	4.00%
Other Postretirement Plans
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Benefit obligation, discount rate	3.90%	4.95%	5.10%
Net cost, discount rate	4.95%	5.10%	5.70%

Assumed Healthcare Trend Rates (Detail)	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Immediate rate	7.50%	7.80%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year the rate reaches the ultimate trend rate	2028	2028	2028

Company's Defined Benefit Plans Assets Fair Value Hierarchy (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	$ 566,768	$ 564,651
Investment Contracts
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets		3,961
Level 1
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	57,485	61,058
Level 2
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	509,283	499,632
Level 3
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets		3,961
Level 3 | Investment Contracts
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets		3,961
Cash and Cash Equivalents
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	2,079	8,345
Cash and Cash Equivalents | Level 1
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	2,079	8,345
Common Collective Trust Funds | Cash Equivalents
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	8,178	4,119
Common Collective Trust Funds | Domestic Equities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	189,872	205,947
Common Collective Trust Funds | International Equity Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	28,529	25,865
Common Collective Trust Funds | Level 2 | Cash Equivalents
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	8,178	4,119
Common Collective Trust Funds | Level 2 | Domestic Equities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	189,872	205,947
Common Collective Trust Funds | Level 2 | International Equity Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	28,529	25,865
Mutual Funds | Domestic Equities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	24,060	23,926
Mutual Funds | International Equity Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	31,346	28,787
Mutual Funds | Level 1 | Domestic Equities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	24,060	23,926
Mutual Funds | Level 1 | International Equity Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	31,346	28,787
Debt Securities | Domestic Corporate Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	137,457	114,489
Debt Securities | Foreign Corporate Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	20,341	18,002
Debt Securities | US Government Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	112,681	120,698
Debt Securities | US Government Agencies Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	9,343	8,568
Debt Securities | Other Debt Obligations
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	2,882	1,944
Debt Securities | Level 2 | Domestic Corporate Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	137,457	114,489
Debt Securities | Level 2 | Foreign Corporate Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	20,341	18,002
Debt Securities | Level 2 | US Government Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	112,681	120,698
Debt Securities | Level 2 | US Government Agencies Debt Securities
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	9,343	8,568
Debt Securities | Level 2 | Other Debt Obligations
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets	$ 2,882	$ 1,944

Summary of Changes in the Fair Value of this Level 3 Asset (Detail) (Fair Value Of Plan Assets, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Fair Value Of Plan Assets
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Balance at beginning of period	$ 3,961	$ 3,788
Net realized gain on assets		173
Sales and settlements - net	(3,961)
Balance at end of period		$ 3,961

Estimated Future Benefit Payments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Pension Benefits
Defined Benefit Plan Estimated Future Employer Contribution [Line Items]
2013	$ 31,969
2014	32,662
2015	34,006
2016	34,927
2017	37,369
Subsequent five years	211,348
Other Postretirement Plans
Defined Benefit Plan Estimated Future Employer Contribution [Line Items]
2013	629
2014	712
2015	798
2016	850
2017	870
Subsequent five years	$ 4,486

Multiemployer Plan (Detail)	12 Months Ended
	Dec. 29, 2012		Dec. 31, 2011
Central States, Southeast and Southwest Areas Pension Fund
Multiemployer Plans [Line Items]
EIN	366044243
Plan Number	001
PPA zone status	Red		Red
FIP/RP Status Pending / Implemented	Implemented
Surcharge Imposed	Yes
Expiration Dates	Apr 30, 2013
Expiration Dates	Apr 30, 2016
Western Conference of Teamsters Pension Trust Fund
Multiemployer Plans [Line Items]
EIN	916145047	[1]
Plan Number	001	[1]
PPA zone status	Green	[1]	Green	[1]
FIP/RP Status Pending / Implemented	NA	[1]
Surcharge Imposed	No	[1]
Expiration Dates	Nov 16, 2012	[1],[2]
Expiration Dates	Oct 1, 2015	[1],[2]
Minneapolis Food Distributing Industry Pension Plan
Multiemployer Plans [Line Items]
EIN	416047047	[1]
Plan Number	001	[1]
PPA zone status	Yellow	[1]	Yellow	[1]
FIP/RP Status Pending / Implemented	Implemented	[1]
Surcharge Imposed	No	[1]
Expiration Dates	Mar 31, 2014	[1]
Teamster Pension Trust Fund of Philadelphia and Vicinity
Multiemployer Plans [Line Items]
EIN	231511735	[1]
Plan Number	001	[1]
PPA zone status	Yellow	[1]	Yellow	[1]
FIP/RP Status Pending / Implemented	Pending	[1]
Surcharge Imposed	No	[1]
Expiration Dates	Feb 8, 2012	[1],[3]
Expiration Dates	Mar 10, 2012	[1],[3]
Truck Drivers and Helpers Local 355 Pension Fund
Multiemployer Plans [Line Items]
EIN	520951433	[1]
Plan Number	001	[1]
PPA zone status	Yellow	[1]	Yellow	[1]
FIP/RP Status Pending / Implemented	Pending	[1]
Surcharge Imposed	No	[1]
Expiration Dates	Mar 15, 2015	[1]
Local 703 I.B. of T. Grocery and Food Employees' Pension Plan
Multiemployer Plans [Line Items]
EIN	366491473
Plan Number	001
PPA zone status	Green		Green
FIP/RP Status Pending / Implemented	NA
Surcharge Imposed	No
Expiration Dates	Jun 30, 2013
United Teamsters Trust Fund A
Multiemployer Plans [Line Items]
EIN	135660513
Plan Number	001
PPA zone status	Red		Red
FIP/RP Status Pending / Implemented	Implemented
Surcharge Imposed	Yes
Expiration Dates	May 30, 2015
Warehouse Employees Local 169 and Employers Joint Pension Fund
Multiemployer Plans [Line Items]
EIN	236230368	[1]
Plan Number	001	[1]
PPA zone status	Red	[1]	Red	[1]
FIP/RP Status Pending / Implemented	Implemented	[1]
Surcharge Imposed	Yes	[1]
Expiration Dates	Feb 8, 2012	[1],[4]
Warehouse Employees Local No. 570 Pension Fund
Multiemployer Plans [Line Items]
EIN	526048848
Plan Number	001
PPA zone status	Green		Green
FIP/RP Status Pending / Implemented	NA
Surcharge Imposed	No
Expiration Dates	Mar 15, 2015

[1]	The plan has elected to utilize special amortization provisions provided under the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010.
[2]	The Company is a party to multiple collective bargaining agreements requiring contributions to this pension fund. A collective bargaining agreement within this pension fund expired in 2012 and continues to operate under an extension.
[3]	The Company is a party to three collective bargaining agreements requiring contributions to this pension fund. The agreements expired in 2012 and continue to operate under extensions.
[4]	The collective bargaining agreement for this pension fund is operating under an extension.

Contributions to Multiemployer Pension Plans (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012		Dec. 31, 2011		Jan. 01, 2011
Multiemployer Plans [Line Items]
USF Contributions	$ 28,258	[1],[2]	$ 26,441	[1],[2]	$ 26,083	[1],[2]
Central States, Southeast and Southwest Areas Pension Fund
Multiemployer Plans [Line Items]
USF Contributions	3,389	[1],[2]	3,059	[1],[2]	2,932	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			false	[3]	false	[3]
Western Conference of Teamsters Pension Trust Fund
Multiemployer Plans [Line Items]
USF Contributions	8,309	[1],[2]	7,965	[1],[2]	7,390	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			false	[3]	false	[3]
Minneapolis Food Distributing Industry Pension Plan
Multiemployer Plans [Line Items]
USF Contributions	4,235	[1],[2]	3,985	[1],[2]	3,868	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			true	[3]	true	[3]
Teamster Pension Trust Fund of Philadelphia and Vicinity
Multiemployer Plans [Line Items]
USF Contributions	2,808	[1],[2]	2,685	[1],[2]	2,687	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			false	[3]	false	[3]
Truck Drivers and Helpers Local 355 Pension Fund
Multiemployer Plans [Line Items]
USF Contributions	1,491	[1],[2]	1,338	[1],[2]	1,297	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			true	[3]	true	[3]
Local 703 I.B. of T. Grocery and Food Employees' Pension Plan
Multiemployer Plans [Line Items]
USF Contributions	1,017	[1],[2]	885	[1],[2]	833	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			true	[3]	true	[3]
United Teamsters Trust Fund A
Multiemployer Plans [Line Items]
USF Contributions	1,144	[1],[2]	930	[1],[2]	806	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			true	[3]	true	[3]
Warehouse Employees Local 169 and Employers Joint Pension Fund
Multiemployer Plans [Line Items]
USF Contributions	961	[1],[2]	948	[1],[2]	911	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			true	[3]	true	[3]
Warehouse Employees Local No. 570 Pension Fund
Multiemployer Plans [Line Items]
USF Contributions	969	[1],[2]	878	[1],[2]	922	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			true	[3]	true	[3]
Other Funds
Multiemployer Plans [Line Items]
USF Contributions	$ 3,935	[1],[2]	$ 3,768	[1],[2]	$ 4,437	[1],[2]
USF Contributions Exceed 5% of Total Plan contribution			false	[3]	false	[3]

[1]	Contributions made to these plans during the Company's fiscal year, which may not coincide with the plans' fiscal years.
[2]	Contributions do not include payments related to multiemployer pension withdrawals as described in Note 13 - Restructuring and Tangible Asset Impairment Charges.
[3]	Indicates where the Company was listed in the respective multiemployer plan Form 5500 for the applicable plan year as having made more than 5% of total contributions to the plan.

Multiemployer Plan (Parenthetical) (Detail) (Minimum)	Dec. 29, 2012
Minimum
Multiemployer Plans [Line Items]
Minimum Contribution by the employer to multi-employer plans as percentage of total contribution	5.00%

Income Tax Provision (Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Current:
Federal			$ 7	$ (42)	$ (42)
State			299	(432)	971
Current income tax provision (benefit)			306	(474)	929
Deferred:
Federal			37,635	(43,551)	6,670
State			4,507	1,951	7,986
Deferred income tax provision (benefit)	12,327	(1,769)	42,142	(41,600)	14,656
Total income tax provision (benefit)	$ 12,292	$ (1,812)	$ 42,448	$ (42,074)	$ 15,585

Income Taxes - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Income Taxes [Line Items]
Effective income tax rates	(15.00%)	34.00%	(487.00%)	29.00%	595.00%
Variation of effective tax rate from federal statutory tax rate	35.00%	35.00%	35.00%
Deferred tax assets valuation allowance			$ 128,844,000	$ 85,685,000
Operating Loss Carryforward Federal			125,443,000
Operating Loss Carryforward State			90,000,000
Accrued interest and Penalties Related to uncertain tax positions			2,000,000
Unrecognized tax benefits that will impact tax rate if recognized			53,000,000
Increase in valuation allowance	11,000,000
Pre-tax loss	(82,416,000)	(5,301,000)	(8,725,000)	(144,245,000)	2,620,000
Valuation allowance			129,000,000
Deferred tax assets, related to federal and state net operating losses	11,000,000		215,443,000	209,548,000
Federal And State
Income Taxes [Line Items]
Deferred tax assets valuation allowance			44,000,000
Federal and state operating loss carryforwards			85,000,000
Federal minimum tax credit carryforwards			$ 1,000,000
Minimum
Income Taxes [Line Items]
Operating loss carryforward expiration year			2013
Maximum
Income Taxes [Line Items]
Operating loss carryforward expiration year			2032

Reconciliation of Provisions for Income Taxes from Continuing Operations at U.S Federal Statutory Income Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Reconciliation Of Statutory Federal Tax Rate [Line Items]
Federal income tax (benefit) expense computed at statutory rate	$ (3,054)	$ (50,486)	$ 917
Increase (decrease) in income taxes resulting from:
State income taxes - net of federal income tax benefit	(24)	(4,983)	307
Statutory rate and apportionment change	(1,000)	(74)	(486)
Change in reserves			3,051
Non-deductible expenses	2,215	1,964	2,324
Return to accrual reconciliation	29	494	2,881
Valuation allowance for deferred tax assets	43,748	10,769	4,532
Net operating loss expirations	634	772	1,568
Other	(100)	(530)	491
Total income tax provision (benefit)	$ 42,448	$ (42,074)	$ 15,585

Temporary Differences and Carryforwards that Created Significant Deferred Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Deferred tax assets:
Allowance for doubtful accounts		$ 10,204	$ 15,329
Accrued employee benefits		32,211	52,172
Restructuring reserves		39,131	42,264
Workers' compensation, general liability and auto liabilities		62,353	68,656
Deferred income		1,506	1,979
Deferred financing costs		11,234
Pension liability		75,233	64,886
Interest rate derivative liability		795	11,613
Net operating loss carryforwards	11,000	215,443	209,548
Other accrued expenses		15,241	14,581
Total gross deferred tax assets		463,351	481,028
Less valuation allowance		(128,844)	(85,685)
Total net deferred tax assets		334,507	395,343
Deferred tax liabilities:
Property and equipment		(139,365)	(140,018)
Inventories		(20,263)	(31,278)
Intangibles		(532,341)	(537,323)
Total deferred tax liabilities		(691,969)	(708,619)
Net deferred tax liability		$ (357,462)	$ (313,276)

Net Deferred Tax Liability (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011
Deferred Income Tax Assets And Liabilities [Line Items]
Current deferred tax asset	$ 8,034	$ 30,915
Noncurrent deferred tax liability	(365,496)	(344,191)
Net deferred tax liability	$ (357,462)	$ (313,276)

Summary of Activity in Valuation Allowance (Detail) (Valuation Allowance of Deferred Tax Assets, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Valuation Allowance of Deferred Tax Assets
Valuation Allowance [Line Items]
Balance at beginning of period	$ 85,685	$ 74,916	$ 70,384
Charged to expense	43,748	10,769	4,532
Other	(589)
Balance at end of period	$ 128,844	$ 85,685	$ 74,916

Operating Loss Carryforwards (Detail) (USD $)	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforward Federal		$ 125,443,000
Operating Loss Carryforward Federal		90,000,000
Operating Loss Carryforwards	11,000,000	215,443,000	209,548,000
2013-2017
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforward Federal		9,000,000
Operating Loss Carryforwards		9,000,000
2018-2022
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforward Federal		8,000,000
Operating Loss Carryforward Federal		31,000,000
Operating Loss Carryforwards		39,000,000
2023-2027
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforward Federal		31,000,000
Operating Loss Carryforward Federal		36,000,000
Operating Loss Carryforwards		67,000,000
2028-2032
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforward Federal		86,000,000
Operating Loss Carryforward Federal		14,000,000
Operating Loss Carryforwards		$ 100,000,000

Reconciliation of Unrecognized Tax Benefits (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Reconciliation Of Unrecognized Tax Benefits [Line Items]
Unrecognized tax benefits, beginning balance	$ 60,398	$ 61,607	$ 61,758
Gross increases due to positions taken in prior years		70	969
Gross decreases due to positions taken in prior years	(333)	(802)	(1,027)
Gross increases due to positions taken in current year	71		111
Decreases due to lapses of statute of limitations	(73)	(92)	(197)
Decreases due to changes in tax rates	(436)	(385)	(7)
Unrecognized tax benefits, ending balance	$ 59,627	$ 60,398	$ 61,607

Business Acquisition - Additional Information (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012 Business	Mar. 30, 2013	Dec. 31, 2011
Business Acquisition [Line Items]
Number of acquisitions	5
Cash consideration for acquisition	$ 106,041		$ 41,000
Contingent consideration for acquisition	$ 6,000	$ 6,000
Business Acquisition
Business Acquisition [Line Items]
Percentage of net sales	2.00%
Percentage of operating earnings	2.00%

Schedule of Purchase Price Allocation Related to Acquisition (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012
Business Acquisition [Line Items]
Accounts receivable	$ 25,083
Inventories	26,076
Property and equipment	21,107
Goodwill	15,213
Other intangible assets	44,126
Accounts payable	(16,634)
Accrued expenses and other current liabilities	(8,930)
Cash used in acquisitions	$ 106,041

Commitments and Contingencies - Additional Information (Detail) (USD $)	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2010	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2009	Jan. 02, 2010	Dec. 31, 2011 California 2010 Labor Code Claim	Sep. 30, 2011 Eagan Multiemployer Pension Withdrawal Liability	Dec. 31, 2008 Eagan Multiemployer Pension Withdrawal Liability
Gain Contingencies [Line Items]
Purchase Commitments			$ 800,654,000
Damages and litigation expenses		40,000,000	40,000,000	40,000,000	40,000,000
Liability incurred for settlement of claims						3,000,000
Recorded liability for related multiemployer pension withdrawal liability								40,000,000
Additional liability incurred for settlement of claims							17,000,000
Settlement of claims	$ 15,000,000

Purchase Commitments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012
Purchase Commitment, Excluding Long-term Commitment [Line Items]
Total purchase commitments	$ 800,654
Inventory Purchases
Purchase Commitment, Excluding Long-term Commitment [Line Items]
Total purchase commitments	595,522
Vendor Contracts
Purchase Commitment, Excluding Long-term Commitment [Line Items]
Total purchase commitments	83,399
Forward Contracts
Purchase Commitment, Excluding Long-term Commitment [Line Items]
Total purchase commitments	$ 121,733

Guarantor and Non-Guarantor Condensed Consolidating Financial Information - Schedule of Condensed Consolidating Balance Sheet (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011	Jan. 02, 2010
Condensed Balance Sheet [Line Items]
Accounts receivable - net	$ 1,268,933	$ 1,216,612	$ 1,133,303
Inventories	1,086,997	1,092,492	851,418
Other current assets	400,485	451,402	450,794
Property and equipment	1,742,283	1,706,388	1,596,817
GOODWILL	3,833,301	3,833,301	3,818,088
Other intangibles	852,556	889,453	984,682
OTHER ASSETS	70,383	73,758	81,325
TOTAL ASSETS	9,254,938	9,263,406	8,916,427
Accounts payable	1,289,931	1,239,790	973,389
Other current liabilities	575,390	599,023	799,397
LONG-TERM DEBT	4,802,805	4,764,899	4,437,840
Other liabilities	861,043	845,138	844,821
Shareholder's equity	1,725,769	1,814,556	1,860,980	1,941,913	1,970,986
Total liabilities and shareholder's equity	9,254,938	9,263,406	8,916,427
US Foods, Inc.
Condensed Balance Sheet [Line Items]
Accounts receivable - net	299,168	283,325	260,248
Inventories	1,034,826	1,041,628	807,655
Other current assets	306,477	357,830	371,016
Property and equipment	868,475	834,116	700,474
GOODWILL	3,833,301	3,833,301	3,818,088
Other intangibles	852,556	889,453	984,682
Investments in subsidiaries	1,341,015	1,319,079	1,088,818
OTHER ASSETS	59,147	61,977	69,904
TOTAL ASSETS	8,594,965	8,620,709	8,100,885
Accounts payable	1,249,062	1,204,529	941,179
Other current liabilities	536,081	561,032	612,248
LONG-TERM DEBT	3,653,975	3,628,391	3,281,749
Intercompany payables	551,605	549,633	566,055
Other liabilities	878,473	862,568	838,674
Shareholder's equity	1,725,769	1,814,556	1,860,980
Total liabilities and shareholder's equity	8,594,965	8,620,709	8,100,885
Guarantors
Condensed Balance Sheet [Line Items]
Accounts receivable - net	31,819	31,303	31,849
Inventories	52,171	50,864	43,763
Other current assets	6,775	5,937	5,955
Property and equipment	85,309	85,486	74,654
Intercompany receivables	588,661	573,654	566,055
OTHER ASSETS	17	17	19
TOTAL ASSETS	764,752	747,261	722,295
Accounts payable	40,869	35,113	31,841
Other current liabilities	13,343	12,334	15,548
LONG-TERM DEBT	12,322
Shareholder's equity	698,218	699,814	674,906
Total liabilities and shareholder's equity	764,752	747,261	722,295
Non-Guarantors
Condensed Balance Sheet [Line Items]
Accounts receivable - net	937,946	901,984	841,206
Other current assets	87,233	87,635	73,823
Property and equipment	788,499	786,786	821,689
OTHER ASSETS	34,419	34,964	11,402
TOTAL ASSETS	1,848,097	1,811,369	1,748,120
Accounts payable		148	369
Other current liabilities	25,966	25,657	171,601
LONG-TERM DEBT	1,136,508	1,136,508	1,156,091
Intercompany payables	37,056	24,021
Other liabilities	5,770	5,770	6,147
Shareholder's equity	642,797	619,265	413,912
Total liabilities and shareholder's equity	1,848,097	1,811,369	1,748,120
Eliminations
Condensed Balance Sheet [Line Items]
Investments in subsidiaries	(1,341,015)	(1,319,079)	(1,088,818)
Intercompany receivables	(588,661)	(573,654)	(566,055)
OTHER ASSETS	(23,200)	(23,200)
TOTAL ASSETS	(1,952,876)	(1,915,933)	(1,654,873)
Intercompany payables	(588,661)	(573,654)	(566,055)
Other liabilities	(23,200)	(23,200)
Shareholder's equity	(1,341,015)	(1,319,079)	(1,088,818)
Total liabilities and shareholder's equity	$ (1,952,876)	$ (1,915,933)	$ (1,654,873)

Guarantor and Non-Guarantor Condensed Consolidating Financial Information - Schedule of Condensed Consolidating Statement of Comprehensive Income (Loss) (Detail) (USD $)
In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Income Statement by Disposal Groups, Including Discontinued Operations [Line Items]
NET SALES	$ 5,404,922	$ 5,259,726	$ 21,664,921	$ 20,344,869	$ 18,862,092
Cost of goods sold	4,495,783	4,383,285	17,971,949	16,839,850	15,451,991
Gross profit	909,139	876,441	3,692,972	3,505,019	3,410,101
Operating expenses:
Distribution, selling and admininstrative	883,970	810,142	3,349,539	3,193,747	3,055,251
Restructuring and tangible asset impairment charges	1,792	6	8,923	71,892	10,512
Total operating expenses	885,762	810,148	3,358,462	3,265,639	3,065,763
Operating income	23,377	66,293	334,510	239,380	344,338
Interest expense - net	81,826	71,594	311,812	307,614	341,718
Interest expense (income) - net				307,614	341,718
Loss on extinguishment of debt	23,967		31,423	76,011
(Loss) income before income taxes	(82,416)	(5,301)	(8,725)	(144,245)	2,620
Income tax (benefit) provision	12,292	(1,812)	42,448	(42,074)	15,585
Net (loss) income	(94,708)	(3,489)	(51,173)	(102,171)	(12,965)
Other comphrehensive income	2,876	5,973	3,410	(123)	(20,411)
COMPREHENSIVE (LOSS) INCOME	(91,832)	2,484	(47,763)	(102,294)	(33,376)
US Foods, Inc.
Income Statement by Disposal Groups, Including Discontinued Operations [Line Items]
NET SALES	5,264,586	5,115,859	21,087,568	19,759,156	18,311,183
Cost of goods sold	4,383,434	4,266,024	17,503,932	16,363,613	15,008,858
Gross profit	881,152	849,835	3,583,636	3,395,543	3,302,325
Operating expenses:
Distribution, selling and admininstrative	872,964	798,993	3,306,527	3,135,044	3,007,896
Restructuring and tangible asset impairment charges	402	6	6,158	68,700	8,852
Total operating expenses	873,366	798,999	3,312,685	3,203,744	3,016,748
Operating income	7,786	50,836	270,951	191,799	285,577
Interest expense - net	70,723	60,143	265,719
Interest expense (income) - net				277,212	330,155
Loss on extinguishment of debt	23,967		30,627	76,011
Other expense (income) - net	27,001	22,643	100,078	103,469	134,333
(Loss) income before income taxes	(113,905)	(31,950)	(125,473)	(264,893)	(178,911)
Income tax (benefit) provision	4,502	(8,408)	13,767	(68,355)	(11,919)
Equity in earnings of subsidiaries	23,699	20,053	88,067	94,367	154,027
Net (loss) income	(94,708)	(3,489)	(51,173)	(102,171)	(12,965)
Other comphrehensive income	2,876	5,973	3,410	(123)	(20,411)
COMPREHENSIVE (LOSS) INCOME	(91,832)	2,484	(47,763)	(102,294)	(33,376)
Guarantors
Income Statement by Disposal Groups, Including Discontinued Operations [Line Items]
NET SALES	140,336	143,867	577,353	585,713	550,909
Cost of goods sold	112,349	117,261	468,017	476,237	443,133
Gross profit	27,987	26,606	109,336	109,476	107,776
Operating expenses:
Distribution, selling and admininstrative	23,494	23,312	95,300	94,532	94,071
Total operating expenses	23,494	23,312	95,300	94,532	94,071
Operating income	4,493	3,294	14,036	14,944	13,705
Interest expense - net		19	19
Interest expense (income) - net				(15,822)	(31,527)
Other expense (income) - net	(4,485)	(3,695)	(16,784)	(25,782)	(51,102)
(Loss) income before income taxes	8,978	6,970	30,801	56,548	96,334
Net (loss) income	8,978	6,970	30,801	56,548	96,334
COMPREHENSIVE (LOSS) INCOME	8,978	6,970	30,801	56,548	96,334
Non-Guarantors
Income Statement by Disposal Groups, Including Discontinued Operations [Line Items]
NET SALES	23,568	23,697	94,387	95,584	97,494
Gross profit	23,568	23,697	94,387	95,584	97,494
Operating expenses:
Distribution, selling and admininstrative	15,565	15,229	58,883	72,575	59,256
Restructuring and tangible asset impairment charges	1,390		2,765	3,192	1,660
Total operating expenses	16,955	15,229	61,648	75,767	60,916
Operating income	6,613	8,468	32,739	19,817	36,578
Interest expense - net	11,103	11,432	46,074
Interest expense (income) - net				46,224	43,090
Loss on extinguishment of debt			796
Other expense (income) - net	(27,001)	(22,643)	(100,078)	(90,507)	(91,709)
(Loss) income before income taxes	22,511	19,679	85,947	64,100	85,197
Income tax (benefit) provision	7,790	6,596	28,681	26,281	27,504
Net (loss) income	14,721	13,083	57,266	37,819	57,693
COMPREHENSIVE (LOSS) INCOME	14,721	13,083	57,266	37,819	57,693
Eliminations
Income Statement by Disposal Groups, Including Discontinued Operations [Line Items]
NET SALES	(23,568)	(23,697)	(94,387)	(95,584)	(97,494)
Gross profit	(23,568)	(23,697)	(94,387)	(95,584)	(97,494)
Operating expenses:
Distribution, selling and admininstrative	(28,053)	(27,392)	(111,171)	(108,404)	(105,972)
Total operating expenses	(28,053)	(27,392)	(111,171)	(108,404)	(105,972)
Operating income	4,485	3,695	16,784	12,820	8,478
Other expense (income) - net	4,485	3,695	16,784	12,820	8,478
Equity in earnings of subsidiaries	(23,699)	(20,053)	(88,067)	(94,367)	(154,027)
Net (loss) income	(23,699)	(20,053)	(88,067)	(94,367)	(154,027)
COMPREHENSIVE (LOSS) INCOME	$ (23,699)	$ (20,053)	$ (88,067)	$ (94,367)	$ (154,027)

Guarantor and Non-Guarantor Condensed Consolidating Financial Information - Schedule of Condensed Consolidating Statement of Cash Flows (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Condensed Statements Of Cash Flows [Line Items]
Net cash provided by (used in) operating activities	$ (10,104)	$ (65,487)	$ 315,919	$ 419,167	$ 481,416
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of businesses		(861)	(106,041)	(41,385)
Proceeds from sales of property and equipment	3,463	3,688	19,685	7,487	15,057
Purchases of property and equipment	(54,599)	(124,926)	(293,456)	(304,414)	(271,504)
Other investing					(1,837)
Net cash (used in) provided by investing activities	(51,136)	(122,099)	(379,812)	(338,312)	(258,284)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt refinancing	388,125		1,269,625	900,000
Proceeds from debt borrowings	456,000	439,000	2,031,000	225,000
Redemption of senior notes				(1,064,159)
Payment for debt financing costs	(6,065)		(35,088)	(29,569)
Principal payments on debt and capital leases	(494,276)	(342,005)	(2,983,567)	(339,287)	(30,826)
Repurchase of senior subordinated notes	(375,144)		(175,338)
Proceeds from parent company common stock sales	54	200	761	9,960	4,737
Parent company common stock repurchased	(809)		(3,734)	(3,222)	(3,916)
Net cash (used in) provided by financing activities	(32,115)	97,195	103,659	(301,277)	(30,005)
Net (decrease) increase in cash and cash equivalents	(93,355)	(90,391)	39,766	(220,422)	193,127
Cash and cash equivalents - beginning of period	242,457	202,691	202,691	423,113	229,986
Cash and cash equivalents - end of period	149,102	112,300	242,457	202,691	423,113
US Foods, Inc.
Condensed Statements Of Cash Flows [Line Items]
Net cash provided by (used in) operating activities	(17,839)	(96,289)	250,365	369,532	402,335
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of businesses		(861)	(106,041)	(41,385)
Proceeds from sales of property and equipment	3,463	500	12,264	2,454	10,362
Purchases of property and equipment	(53,712)	(103,248)	(258,566)	(289,380)	(230,567)
Other investing					(1,837)
Net cash (used in) provided by investing activities	(50,249)	(103,609)	(352,343)	(328,311)	(222,042)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt refinancing	388,125		583,625	900,000
Proceeds from debt borrowings	456,000	439,000	2,031,000	225,000
Redemption of senior notes				(1,064,159)
Payment for debt financing costs	(6,065)		(31,648)	(29,569)
Principal payments on debt and capital leases	(494,169)	(334,349)	(2,129,041)	(331,015)	(21,446)
Repurchase of senior subordinated notes	(375,144)		(175,338)
Capital (distributions) contributions	6,774	4,592	(133,837)	34,373	33,159
Proceeds from parent company common stock sales	54	200	761	9,960	4,737
Parent company common stock repurchased	(809)		(3,734)	(3,222)	(3,916)
Net cash (used in) provided by financing activities	(25,234)	109,443	141,788	(258,632)	12,534
Net (decrease) increase in cash and cash equivalents	(93,322)	(90,455)	39,810	(217,411)	192,827
Cash and cash equivalents - beginning of period	240,902	201,092	201,092	418,503	225,676
Cash and cash equivalents - end of period	147,580	110,637	240,902	201,092	418,503
Guarantors
Condensed Statements Of Cash Flows [Line Items]
Net cash provided by (used in) operating activities	961	21,742	34,832	12,012	32,968
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(887)	(21,678)	(34,876)	(15,023)	(32,668)
Net cash (used in) provided by investing activities	(887)	(21,678)	(34,876)	(15,023)	(32,668)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt and capital leases	(107)
Net cash (used in) provided by financing activities	(107)
Net (decrease) increase in cash and cash equivalents	(33)	64	(44)	(3,011)	300
Cash and cash equivalents - beginning of period	1,555	1,599	1,599	4,610	4,310
Cash and cash equivalents - end of period	1,522	1,663	1,555	1,599	4,610
Non-Guarantors
Condensed Statements Of Cash Flows [Line Items]
Net cash provided by (used in) operating activities	6,774	9,060	30,722	37,623	46,113
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of property and equipment		3,188	7,421	5,033	4,695
Purchases of property and equipment			(14)	(11)	(8,269)
Net cash (used in) provided by investing activities		3,188	7,407	5,022	(3,574)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt refinancing			686,000
Payment for debt financing costs			(3,440)
Principal payments on debt and capital leases		(7,656)	(854,526)	(8,272)	(9,380)
Capital (distributions) contributions	(6,774)	(4,592)	133,837	(34,373)	(33,159)
Net cash (used in) provided by financing activities	$ (6,774)	$ (12,248)	$ (38,129)	$ (42,645)	$ (42,539)

Business Segment Information - Schedule of Quantitative Reconciliation of Adjusted EBITDA (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 30, 2013		Mar. 31, 2012		Dec. 29, 2012		Dec. 31, 2011		Jan. 01, 2011
Adjustments:
Restructuring and tangible asset impairment	$ (1,792)		$ (6)		$ (8,923)		$ (71,892)		$ (10,512)
LIFO reserve change	138,000				136,000		123,000
Business transformation costs							(1,000)		(1,000)
Interest expense, net	(81,826)		(71,594)		(311,812)		(307,614)		(341,718)
Income tax (provision) benefit	(12,292)		1,812		(42,448)		42,074		(15,585)
Depreciation and amortization expense	(94,178)		(83,924)		(355,892)		(342,732)		(307,522)
Net (loss) income	(94,708)		(3,489)		(51,173)		(102,171)		(12,965)
EBITDA
Segment Information [Line Items]
Adjusted EBITDA	156,485		177,520		840,750		812,118		736,224
Adjustments:
Sponsor fees	(2,567)	[1]	(2,603)	[1]	(10,242)	[1]	(10,206)	[1]	(10,654)	[1]
Restructuring and tangible asset impairment	(1,792)	[2]	(6)	[2]	(8,923)	[2]	(71,892)	[2]	(10,512)	[2]
Share-based compensation expense	(3,800)	[3]	(1,644)	[3]	(4,312)	[3]	(14,677)	[3]	(3,484)	[3]
LIFO reserve change	(1,890)	[4]	2,243	[4]	(13,213)	[4]	(59,300)	[4]	(30,047)	[4]
Legal							(3,000)	[5]	(607)	[5]
Loss on extinguishment of debt	(23,967)	[6]			(31,423)	[7]	(76,011)	[7]
Pension settlement					(17,840)	[8]
Business transformation costs	(13,900)	[9]	(18,705)	[9]	(74,900)	[10]	(44,700)	[10]	(18,802)	[10]
Other	(14,981)	[11]	(6,588)	[11]	(20,918)	[12]	(26,231)	[12]	(10,258)	[12]
EBITDA	93,588		150,217		658,979		506,101		651,860
Interest expense, net	(81,826)		(71,594)		(311,812)		(307,614)		(341,718)
Income tax (provision) benefit	(12,292)		1,812		(42,448)		42,074		(15,585)
Depreciation and amortization expense	(94,178)		(83,924)		(355,892)		(342,732)		(307,522)
Net (loss) income	$ (94,708)		$ (3,489)		$ (51,173)		$ (102,171)		$ (12,965)

[1]	Consists of management fees paid to the Sponsors.
[2]	Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
[3]	Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
[4]	Consists of changes in the LIFO reserve.
[5]	Legal includes settlement costs accrued in 2011 for a class action matter and costs incurred for Ahold related legal matters in 2010.
[6]	The 2013 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes redemption.
[7]	The 2012 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes redemption, fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the 2007 Term Loan amendments, certain third party costs related to the 2012 ABS Facility and a write-off of unamortized debt issuance costs related to the previous ABS Facility. The 2011 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the May 2011 debt refinancing transactions.
[8]	Consists of a non-recurring charge resulting from lump-sum payment settlements to former employees participating in several Company sponsored pension plans.
[9]	Consists of costs to functionalize and optimize our business processes and systems.
[10]	Consists of costs to functionalize and optimize our business processes and systems, as well as implement our new brand image.
[11]	Other includes gains, losses or charges as specified under the Company's debt agreements.
[12]	Other includes gains, losses or charges as permitted under the Company's debt agreements.

Sales Mix for Company's Product Categories (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 30, 2013	Mar. 31, 2012	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Product Type Reporting Information [Line Items]
NET SALES	$ 5,404,922	$ 5,259,726	$ 21,664,921	$ 20,344,869	$ 18,862,092
Meats and seafood
Product Type Reporting Information [Line Items]
NET SALES			7,445,636	6,851,675	6,301,736
Dry grocery products
Product Type Reporting Information [Line Items]
NET SALES			4,214,890	3,939,459	3,640,456
Refrigerated and frozen grocery products
Product Type Reporting Information [Line Items]
NET SALES			3,373,764	3,170,696	3,041,560
Equipment, disposables and supplies
Product Type Reporting Information [Line Items]
NET SALES			2,075,323	1,952,317	1,864,661
Dairy
Product Type Reporting Information [Line Items]
NET SALES			2,221,986	2,135,695	1,859,850
Beverage products
Product Type Reporting Information [Line Items]
NET SALES			1,322,961	1,267,969	1,193,014
Produce
Product Type Reporting Information [Line Items]
NET SALES			$ 1,010,361	$ 1,027,058	$ 960,815

Business Segment Information - Additional Information (Detail)	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Group One
Sales Information [Line Items]
Customers Accounted For sales	11.20%	10.90%	10.10%
Maximum | No single customer
Sales Information [Line Items]
Customers Accounted For sales	10.00%	10.00%	10.00%

Subsequent Event - Additional Information (Detail) (USD $)	3 Months Ended	12 Months Ended		1 Months Ended			3 Months Ended	12 Months Ended	1 Months Ended		3 Months Ended	12 Months Ended	1 Months Ended
	Mar. 30, 2013	Dec. 29, 2012	Dec. 31, 2011	Jan. 16, 2013 Senior Notes	Dec. 27, 2012 Senior Notes	May 11, 2011 Senior Notes	Mar. 30, 2013 Senior Notes	Dec. 29, 2012 Senior Notes	Jan. 16, 2013 Senior Subordinated Notes	Dec. 27, 2012 Senior Subordinated Notes	Mar. 30, 2013 Senior Subordinated Notes	Dec. 29, 2012 Senior Subordinated Notes	Jan. 16, 2013 Subsequent Event Senior Notes	Jan. 16, 2013 Subsequent Event Senior Subordinated Notes
Subsequent Event [Line Items]
Debt instrument , principal amount													$ 375,000,000
Debt instrument , interest rate				8.50%	8.50%	8.50%	8.50%	8.50%	11.25%	11.25%	11.25%	11.25%	8.50%	11.25%
Debt instrument , due date				Jun 30, 2019	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019	Jun 30, 2019	Jun 30, 2017	Jun 30, 2017	Jun 30, 2017	Jun 30, 2017	Jun 30, 2019	Jun 30, 2017
Aggregate principal amount of debt				375,000,000	175,000,000	400,000,000			355,000,000	166,000,000				355,000,000
Loss on Extinguishment Of Debt	$ (23,967,000)	$ (31,423,000)	$ (76,011,000)						$ (24,000,000)	$ (11,000,000)				$ 24,000,000

Accounts Receivable Financing Program - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Mar. 30, 2013	Dec. 29, 2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage of ownership	100.00%	100.00%
2012 ABS Facility
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage of ownership	100.00%	100.00%
Maximum capacity	800	800
Borrowings	686	686
Accounts receivable	925	918

Reclassifications Out of Accumulated Other Comprehensive Loss - Schedule of Reclassification Out of Accumulated Other Comprehensive Loss (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 30, 2013		Mar. 31, 2012		Dec. 29, 2012		Dec. 31, 2011		Jan. 01, 2011
Defined benefit pensions plans:
Balance at beginning of period	$ (125,642)	[1]	$ (111,482)	[1]	$ (111,482)	[1]
Other comprehensive income before reclassifications
Amortization of net loss					13,029		112
Total before income tax	3,335		3,473
Income tax provision	1,001		1,359
Net current period comprehensive income, Net of tax	2,334		2,114
Balance at end of period	(123,308)	[1]	(109,368)	[1]	(125,642)	[1]	(111,482)	[1]
Interest rate swap derivative cash flow hedge:
Balance at beginning of period	(542)	[1]	(18,112)	[1]	(18,112)	[1]
Other comprehensive income before reclassifications	(653)		(2,082)
Total before income tax	1,389		6,340
Income tax provision	847		2,481		10,726		11,256		(895)
Net of tax	542		3,859		17,570		17,506		(1,393)
Balance at end of period			(14,253)		(542)	[1]	(18,112)	[1]
Accumulated Other Comprehensive Loss end of period	(123,308)		(123,621)		(126,184)		(129,594)
Distribution, selling and administration
Defined benefit pensions plans:
Amortization of prior service cost	50	[2]	26	[2]
Amortization of net loss	3,285	[2]	3,447	[2]
Interest Expense-Net
Interest rate swap derivative cash flow hedge:
Amounts reclassified from other comprehensive income	$ 2,042		$ 8,422

[1]	Amounts are presented net of tax.
[2]	Included in the computation of net periodic pension costs. See Note - 12 Retirement Plans for additional information.